PACIFIC SELECT EXEC IV – NY	PROSPECTUS MAY 1, 2010

Pacific Select Exec IV-NY is a flexible premium variable life insurance policy issued by Pacific Life & Annuity Company.

•	Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
•	Variable means the Policy’s value depends on the performance of the Investment Options you choose.
•	Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.

This prospectus provides information that you should know before buying a Policy. It’s accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policy. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of PL&A. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the Investment Options available under your Policy:

VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

International Value Long/Short Large-Cap International Small-Cap Mid-Cap Value Equity Index Small-Cap Index Small-Cap Equity Equity American Funds® Asset Allocation American Funds® Growth-Income	American Funds® Growth Large-Cap Value Technology Floating Rate Loan Small-Cap Growth Short Duration Bond Comstock Growth LT Focused 30 Health Sciences	Mid-Cap Equity International Large-Cap Mid-Cap Growth Real Estate Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Cash Management (formerly Money Market)	High Yield Bond
Managed Bond
Inflation Managed
Pacific Dynamix – Conservative Growth
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth
Dividend Growth
(formerly Diversified Research)
Large-Cap Growth
Diversified Bond

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Freedom Income Service Class 2
Fidelity VIP Freedom 2010 Service Class 2
Fidelity VIP Freedom 2015 Service Class 2
Fidelity VIP Freedom 2020 Service Class 2
Fidelity VIP Freedom 2025 Service Class 2
Fidelity VIP Freedom 2030 Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust
Templeton Global Bond Securities Fund Class 2

GE Investments Funds, Inc.
GE Investments Total Return Fund Class 3

Janus Aspen Series
Overseas Portfolio Service Class
Enterprise Portfolio Service Class

Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity Portfolio

Legg Mason Partners Variable Equity Trust
Legg Mason ClearBridge Variable Aggressive Growth Portfolio – Class II
Legg Mason ClearBridge Variable Mid Cap Core Portfolio – Class II

Lord Abbett Series Fund, Inc.
Lord Abbett Fundamental Equity Portfolio Class VC

MFS® Variable Insurance Trust
MFS® New Discovery Series Service Class
MFS® Utilities Series Service Class

Royce Capital Fund
Royce Micro-Cap Service Class Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck VIP Trust
Van Eck VIP Global Hard Assets Fund
(formerly Van Eck Worldwide Hard Assets Fund)

FIXED OPTIONS
Fixed Account
Fixed LT Account

This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Policy.

The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This material is not intended to be used, nor can it be used by any taxpayer, for the purpose of avoiding U.S. federal, state or local tax penalties. Pacific Life, its distributors and their respective representatives do not provide tax, accounting or legal advice. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

This Policy is no longer offered for sale effective January 1, 2009.

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT EXEC IV-NY

This overview tells you some key things you should know about your Policy. It’s designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your registered representative for additional information about your Policy.

The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement.

Benefits of Your Policy
 Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments
•	change the Death Benefit Option
•	increase or decrease the Policy’s Face Amount
•	change the Beneficiary
•	change your investment selections.

 Death Benefit

The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit. The Minimum Death Benefit is the lowest Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.

You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Total Face Amount of your Policy.

•	Option B – your Death Benefit will be the Total Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Total Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made. However, the Death Benefit will never exceed the Option C Death Benefit Limit shown in the Policy Specifications.

You may choose between two ways to calculate the Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.

 Accumulated Value

Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the timing and amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.

You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while the Insured is alive.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.

 Investment Options

You can choose to allocate your net premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.

You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.

 Tax Benefits

Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You’ll also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.

Risks of Your Policy
 Long-term Financial Planning

This Policy is designed to provide a Death Benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs. Taking a withdrawal or surrendering your Policy may incur charges. See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

 Premium Payments

Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.

 Lapse

Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.

 Investment Performance

Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.

See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans

Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status
•	reduce your Policy’s Total Face Amount
•	reduce your Policy’s Death Benefit
•	reduce the Death Benefit Proceeds paid to your Beneficiary
•	make your Policy more susceptible to lapsing.

Be sure to plan carefully before using these Policy benefits.

Your Policy’s withdrawal feature is not available until your first Policy Anniversary.

 General Account

Unlike the assets in our Separate Account, the assets in our General Account are subject to liabilities arising from any of our other business. Our ability to pay General Account guarantees is backed by our financial strength and claims paying ability. We may be unable to meet our obligations with regard to the General Account interest guarantee.

 Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.

If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees
This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum premium load	Upon receipt of premium	6.35% of premium

Maximum Surrender Charge Basic Coverage	Upon full surrender of Policy during the first 10 Policy Years and on any Face Amount increase for 10 Policy Years from effective date of Coverage Layer	$0.72–$39.89 per $1,000 of Face Amount[1]
Charge at end of Policy Year 1 for a male non-smoker who is Age 35 at Policy issue who elects:
Death Benefit Option A or C		$6.30 per $1,000 of Face Amount
Death Benefit Option B		$8.29 per $1,000 of Face Amount

Additional Coverage		No surrender charge

ABR Coverage		No surrender charge

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$25 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	$25 per transfer in excess of 12 per Policy Year[2]

OPTIONAL RIDER

Overloan Protection Rider	Upon exercise of Rider	1.12%–4.52% of Accumulated Value on date of exercise

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[3]

Face Amount increase	Upon effective date of requested Face Amount increase	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy[4]	Upon request for duplicate Policy	$50

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100

Adding or increasing an optional Rider	Upon approval of specific request	$100

[1]	The surrender charge is based on the Death Benefit Option elected, and the Insured’s Age and Risk Class on the Policy Date or on the effective date of a later Coverage Layer. The surrender charge decreases monthly until it is reduced to $0 in Policy Year 11 and thereafter. The surrender charge shown in the table may not be typical of the surrender charge you will pay. Ask your registered representative for information on this charge for your Policy. The surrender charge for your Policy will be stated in the Policy Specifications.

[2]	There is no charge currently imposed on a transfer.

[3]	We do not currently charge administrative or underwriting service fees.

[4]	Certificate of coverage available without charge.

FEE TABLES

Periodic charges other than Fund operating expenses
This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Administrative charge[1]	Monthly Payment Date	$7.50	Same

Asset charge[1]	Monthly Payment Date	During the first 10 Policy Years: 0.75% annually (0.0625% monthly) of the first $25,000 of Accumulated Value in the Variable Investment Options, plus 0.35% annually (0.0292% monthly) of the Accumulated Value in the Variable Investment Options in excess of $25,000	Same

Policy Year 11 and thereafter: 0.45% annually (0.0375% monthly) of the first $25,000 of Accumulated Value in the Variable Investment Options, plus 0.05% annually (0.0042% monthly) of the Accumulated Value in the Variable Investment Options in excess of $25,000

Loan Interest Charge	Policy Anniversary	3.55% of Policy’s Loan Account balance annually[4]	Same

Basic Coverage

Cost of insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.04–$83.34 per $1,000 of Net Amount At Risk	Same

Charge during Policy Year 1 for a male standard nonsmoker who is Age 35 at Policy issue		$0.14 per $1,000 of Net Amount At Risk	Same

Coverage charge[1,3] Minimum and maximum	Monthly Payment Date	$0.06–$0.40 per $1,000 of Coverage Layer Face Amount	Same

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue and elects:

Death Benefit Option A		$0.12 per $1,000 of Coverage Layer Face Amount	Same
Death Benefit Option B		$0.17 per $1,000 of Coverage Layer Face Amount	Same

Additional Coverage

Cost of insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.06–$83.34 per $1,000 of Net Amount At Risk	$0.04–$83.34 per $1,000 of Net Amount At Risk

Charge during Policy Year 1 for a male standard nonsmoker who is Age 35 at Policy issue		$0.18 per $1,000 of Net Amount At Risk	$0.06 per $1,000 of Net Amount At Risk

Coverage charge[1,3] Minimum and maximum	Monthly Payment Date	$0.06–$0.40 per $1,000 of Coverage Layer Face Amount	$0

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue and elects:
Death Benefit Option A		$0.12 per $1,000 of Coverage Layer Face Amount	$0
Death Benefit Option B		$0.17 per $1,000 of Coverage Layer Face Amount	$0

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

ABR Coverage

Cost of insurance[1,2] Minimum and maximum	Monthly Payment Date	$0.04–$83.34 per $1,000 of Net Amount At Risk	Same

Charge during Policy Year 1 for a male standard nonsmoker who is Age 35 at Policy issue		$0.14 per $1,000 of Net Amount At Risk	Same

Coverage charge[1,3] Minimum and maximum	Monthly Payment Date	$0–$1.20 per $1,000 of Coverage Layer Face Amount	Same

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue		$0 per $1,000 of Coverage Layer Face Amount	Same

OPTIONAL BENEFITS Minimum and Maximum[5]

Annual Renewable and Convertible Term Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of Rider Face Amount	$0.02–$83.34 per $1,000 of Rider Face Amount

Charge during Policy Year 1 for a female standard nonsmoker who is Age 35 at Policy issue		$0.14 per $1,000 of Rider Face Amount	$0.06 per $1,000 of Rider Face Amount

Children’s Term Rider	Monthly Payment Date	$1.05 per $1,000 of insurance coverage on each child	Same

Disability Benefit Rider	Monthly Payment Date	$0.40–$1.00 per $10 of monthly benefit	Same

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue		$0.40 per $10 of monthly benefit	Same

Guaranteed Insurability Rider	Monthly Payment Date	$0.10–$0.29 per $1,000 of monthly benefit	Same

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue[6]		$0.28 per $1,000 of monthly benefit	Same

Waiver of Charges Rider	Monthly Payment Date	$0.04–$0.55 per $1,000 of Net Amount At Risk[7]	Same

Charge during Policy Year 1 for a male nonsmoker who is Age 35 at Policy issue		$0.06 per $1,000 of Net Amount At Risk[7]	Same

[1]	This charge is reduced to zero on and after your Policy’s Monthly Deduction End Date.

[2]	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the guaranteed cost of insurance rates applicable to your Policy, and more detailed information about your cost of insurance rates is available on request from your registered representative or us. Also, before you increase a Coverage Layer of your Policy, you may request personalized Illustrations of your future benefits under the Policy based on the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications and calculated per $1.00 of Net Amount At Risk. For an example of how the cost of insurance rates of the Coverage Components work together to affect your monthly deduction for this charge, see Appendix B.

[3]	The coverage charge rate is based on the Death Benefit Option elected, and the Insured’s Age and Risk Class and the Face Amount on the Policy Date. Each Coverage Layer will have a corresponding coverage charge related to the amount of the increase, based on the Insured’s Age and Risk Class at the time of the increase. Ask your registered representative for information on this charge for your Policy. The coverage charges shown in the table may not be typical of the charges you will pay. The coverage charge for your Policy will be stated in the Policy Specifications. For an example of how the coverage charge rates of the Coverage Components work together to affect your monthly deduction for this charge, see Appendix B.

[4]	In addition to the loan interest charge, the Loan Account Value that is used to secure Policy Debt will be credited interest at a minimum of 3.00%. Interest on the Loan Account and Policy Debt accrues daily. On each policy anniversary, we transfer the excess of the Policy Debt over Loan Account Value from the Investment Options to the Loan Account. If the Loan Account Value is greater than Policy Debt, then such excess is transferred from the Loan Account to the Investment Options.

[5]	Riders are briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. Except for the Childrens Term Rider, Rider charges are based on the age and Risk Class of the person Insured under the Rider on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications will indicate the optional Rider charge rates applicable to your Policy, and more detailed information concerning your optional Rider charges is available on request from your registered representative or us. Ask your registered representative for information on optional Rider charges for your Policy.

[6]	Guaranteed Insurability Rider is only available to Insureds Age 37 and under at Policy issue.

[7]	Plus any Annual Renewable and Convertible Term Rider Face Amount.

FEE TABLES

Total annual Fund operating expenses1

This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2009, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	4.67%

	Minimum	Maximum[1]

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.56%

[1]	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and other advisers to the Funds and/or other service providers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2011. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

The American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, the American Funds Asset Allocation Portfolio, the BlackRock Global Allocation V.I. Portfolio, the Fidelity Freedom Income Portfolio, the Fidelity Freedom 2010 Portfolio, the Fidelity Freedom 2015 Portfolio, the Fidelity Freedom 2020 Portfolio, the Fidelity Freedom 2025 Portfolio, the Fidelity Freedom 2030 Portfolio, the Pacific Dynamix-Conservative Growth Portfolio, the Pacific Dynamix-Moderate Growth Portfolio and the Pacific Dynamix-Growth Portfolio are a type of portfolio classified as “fund of funds”, which invest in shares of underlying mutual funds. Some funds of funds may have fees higher than other available investment options. The fees for the funds of funds Investment Options available under your Policy are in the range of total portfolio operating expenses disclosed above. For more information on these portfolios, please see the prospectuses for the Funds.

TERMS USED IN THIS PROSPECTUS

In this prospectus, you and your mean the policyholder or Owner. PL&A, we, us and our refer to Pacific Life & Annuity Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Exec IV-NY variable life insurance policy, unless we state otherwise.

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below.

If you have any questions, please ask your registered representative or call us at 1-888-595-6997.

Accumulated Value – the total amount of your Policy’s value allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account, on any Business Day.

Age – at issue, the Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.

Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.

Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.

Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.

Cash Value Accumulation Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(b) of the Tax Code.

Class – a subgroup of Insureds determined by a number of factors, including the Age and Risk Class of the Insured, Death Benefit election, Face Amount, and the Policy duration.

Coverage Components – provide life insurance coverage on the Insured. There are three coverage components: Basic Coverage, Additional Coverage and ABR Coverage. Basic Coverage is a required Coverage Component. Additional Coverage and ABR Coverage are optional Coverage Components.

Coverage Layer – is the amount of coverage purchased at a given time for a Coverage Component. Each Coverage Component may have one or more Coverage Layers. Each Coverage Layer has an associated Face Amount, Risk Class, effective date, and charges.

Death Benefit – the amount which is payable on the date of the Insured’s death.

Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured’s death, adjusted as provided in the Policy.

Death Benefit Qualification Test – either the Cash Value Accumulation Test or the Guideline Premium Test. This test determines what the lowest Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.

Face Amount – is the Face Amount of each Coverage Component.

Fixed Options – the Fixed Account and Fixed LT Account, which are part of our General Account.

Fund – Pacific Select Fund, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, GE Investments Funds, Inc., Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., Van Eck VIP Trust.

General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.

Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.

Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.

Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate of return.

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.

Insured – the person on whose life the Policy is issued.

Investment Option – a Variable Investment Option or Fixed Option.

Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.

Minimum Death Benefit – the lowest Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.

Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.

Monthly Deduction End Date – the Policy Anniversary on and after which we do not deduct a monthly charge. The Monthly Deduction End Date for your Policy is shown in the Policy Specifications and does not change for the life of the Insured.

Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it’s the same day each month thereafter.

Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy. We use a Net Amount At Risk to calculate the Cost of Insurance Charge. For Cost of Insurance Charge purposes, the Net Amount At Risk is equal to the Death Benefit as of the most recent Monthly Payment Date divided by 1.002466, reduced by the Accumulated Value of your Policy.

Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.

Net Premium – premium paid less any premium load deducted.

Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.

Owner – the person named on the application who makes the decisions about the Policy and its benefits while it’s In Force. Two or more Owners are called Joint Owners.

Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.

Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.

Policy Debt – the amount in the Loan Account, plus any interest you owe.

Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We’ll send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.

Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.

Riders – provide extra benefits, some at additional cost.

Risk Class – is based on the Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.

Separate Account – the Pacific Select Exec Separate Account of Pacific Life & Annuity, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors.

Tax Code – the Internal Revenue Code.

Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.

Variable Investment Option – a Variable Account.

Written Request – your signed request in writing, or on a form we provide, and received by us.

PACIFIC SELECT EXEC IV-NY BASICS

Pacific Select Exec IV-NY is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.

A Pacific Select Exec IV-NY life insurance Policy is a contract with Pacific Life & Annuity Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications.

Your Policy will be In Force until one of the following happens:

•	the Insured dies
•	the grace period expires and your Policy lapses, or
•	you surrender your Policy.

If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.

Owners, the Insured, and Beneficiaries

Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.

If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you’ve given us other instructions.

You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your registered representative for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.

The Insured
This Policy insures the life of one person who is Age 85 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.

The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.

When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we’re referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the Death Benefit Proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.

If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you’re no longer living, the Death Benefit Proceeds will go to your estate.

You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your registered representative for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.

Timing of Payments, Forms and Requests

Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address. See Where To Go For More Information: How To Contact Us on the back cover of this prospectus. Sending any application, premium payment, form, request or other correspondence to any other address may result in a processing delay.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day.

Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your registered representative if you have questions about the proper form required for a request.

When we make payments and transfers
We’ll normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend
•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets.

We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 2% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 10 days or more.

Statements and Reports We’ll Send You

We send the following statements and reports to Policy Owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other Funds.

If you identify an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your policy. We assume transactions are accurate unless you notify us in writing within 90 days from the date of the transaction confirmation on which the error occurred or if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, policy number and description of the identified error.

Mail will be sent to you at the mailing address you have provided. If mail is returned to Pacific Life as undeliverable multiple times, we will discontinue mailing to your last known address. Pacific Life will, however, regularly attempt to locate your new mailing address, and will resume mailing your policy related materials to you upon confirmation of your new address. You can access documents online by visiting PacificLife.com, or receive copies of documents from Pacific Life upon request.

Prospectus and Fund Report Format Authorization
Subject to availability, you may request us to deliver prospectuses, statements, and other information (“Documents”) electronically. You may also elect to receive prospectus and Fund reports on CD-ROM, via US mail service. If you wish to receive Documents electronically or via CD-ROM, you authorize us to do so by indicating this preference on the application, via telephone, or by sending us a Written Request to receive such Documents electronically. We do not charge for this service.

For electronic delivery, you must provide us with a current and active e-mail address and have Internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet website. You may access and print all Documents provided through this service. As Documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the Document. You are responsible for any e-mail filters that may prevent you from receiving e-mail notifications and for notifying us promptly in the event that your e-mail address changes. You may revoke your consent for electronic delivery at any time, provided that we are properly notified, and we will then start providing you with a paper copy of all required Documents. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive required Documents electronically.

Telephone and Electronic Transactions

We may accept telephone or electronic instructions if you completed the appropriate section on your application, or you may give us authorization later by completing a Telephone and Electronic Authorization Form. As long as we have your signed authorization on file, you may give us instructions regarding the following Policy transactions by telephone or electronically through our website:

•	change your premium allocations
•	make transfers between Investment Options
•	give us instructions regarding the dollar cost averaging or portfolio rebalancing services
•	request a Policy loan (by telephone only).

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form with us.

Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. We’ll take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, the Administrator, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

Understanding Policy Expenses and Cash Flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through a Policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.

Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.

THE DEATH BENEFIT

We’ll pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.

The Face Amount

Your Policy’s initial amount of insurance coverage is the sum of the Face Amounts of the initial Coverage Components. We determined the Face Amount based on instructions provided in your application.

There are three Coverage Components in a Select Exec IV-NY Policy:

•	Basic Coverage

•	Additional Coverage

•	ABR Coverage

The minimum Face Amount when a Policy is issued is usually $50,000, but we may reduce this in some circumstances. You choose the proportion of your Policy’s Face Amount that is made up of Basic Coverage, Additional Coverage and ABR Coverage. You’ll find your Policy’s initial Face Amount, including a summary of Face Amount by Coverage Component, in your Policy Specifications.

The Coverage Components provide some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs. Each Coverage Component has its own set of rates for calculating cost of insurance charges, coverage charges and the surrender charge. The proportion of Coverage Components may affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

You’ll find examples of how the Coverage Components work together to affect monthly deductions for Policy charges in Appendix B.

Combining Basic Coverage with the Additional Coverage Component may lower costs and may improve Accumulated Value accrual for the same amount of Death Benefit. However, your Basic Coverage has guaranteed maximum charges that are lower than the guaranteed maximum charges of the Additional Coverage Component.

Combining Basic Coverage with the ABR Coverage Component may improve Accumulated Value accrual in the early years of your Policy, but could result in either higher or lower charges than under the Basic Coverage alone. The timing of certain charges for Policies held for certain periods may also be affected.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional Illustrations showing the effects of different proportions of Coverage Components to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

The Death Benefit

This Policy offers three Death Benefit Options, Options A, B and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.

This Policy offers two ways to calculate the Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The Death Benefit Qualification Test you choose will generally depend on the amount of premiums you want to pay.

Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we’ll assume you’ve chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we’ll assume you’ve chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Minimum Death Benefit, calculated using the Death Benefit Qualification Test you’ve chosen.

•	The Death Benefit will never be lower than the Total Face Amount of your Policy if you’ve chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We’ll pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insured’s death.

Choosing Your Death Benefit Option

You chose one of the following three Death Benefit Options for the Death Benefit on your application.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.	Option C – the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

	The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.	The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.

The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Choosing a Death Benefit Qualification Test

This Policy offers two Death Benefit Qualification Tests that we use to calculate the Minimum Death Benefit. You chose one of these tests on your application. Once your Policy is issued, you cannot change it.

Your Death Benefit Qualification Test affects the following:

•	premium limitations
•	amount of Minimum Death Benefit
•	monthly cost of insurance charges
•	flexibility to reduce Face Amount.

Each test determines what the Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.

Cash Value Accumulation Test
If you chose the Cash Value Accumulation Test, your Policy’s Minimum Death Benefit will be the greater of:

•	the minimum Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or
•	101% of the Policy’s Accumulated Value.

Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 35 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying the Accumulated Value by a “Net Single Premium factor” of 3.565.

Guideline Premium Test
Under this test, the Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a guideline premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You’ll find a table of Death Benefit percentages in Appendix A and in your Policy.

If you chose the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums to date.

Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.

If you increase or decrease your coverage, the guideline single or level premiums may be increased or decreased. These changes may be more than proportionate.

Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments[1]	Allows flexibility to pay more premium	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	If you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See Your Accumulated Value for more information on how cost of insurance charges are calculated.

Comparing the Death Benefit Options

The tables below compare the Death Benefits provided by the Policy’s three Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.

These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase over time. The cost of insurance is charged at a rate based on the Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.

The example below is based on the following:

•	the Insured is Age 35 at the time the Policy was issued and dies at the beginning of the sixth Policy Year
•	Face Amount is $100,000
•	Accumulated Value at the date of death is $25,000
•	total premium paid into the Policy is $30,000
•	the Minimum Death Benefit under the Guideline Premium Test is $62,500 (assuming a Guideline Premium Test factor of 250% x Accumulated Value)
•	the Minimum Death Benefit under the Cash Value Accumulation Test is $89,125 (assuming a Net Single Premium factor of $3.565 of the Accumulated Value).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How It’s	Under the	Minimum	used for cost of
Option	Calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Total Face Amount	$100,000	$62,500	$74,754.01
Option B	Total Face Amount plus Accumulated Value	$125,000	$62,500	$99,692.51
Option C	Total Face Amount plus premiums less distributions	$130,000	$62,500	$104,680.21

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How It’s	Under the	Minimum	used for cost of
Option	Calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Total Face Amount	$100,000	$89,125	$74,754.01
Option B	Total Face Amount plus Accumulated Value	$125,000	$89,125	$99,692.51
Option C	Total Face Amount plus premiums less distributions	$130,000	$89,125	$104,680.21

If the Death Benefit equals the Minimum Death Benefit, any increase in Accumulated Value will cause an automatic increase in the Death Benefit.

Here’s the same example, but with an Accumulated Value of $75,000. Because Accumulated Value has increased, the Minimum Death Benefit is now:

•	$187,500 for the Guideline Premium Test
•	$267,375 for the Cash Value Accumulation Test.

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How It’s	Under the	Minimum	used for cost of
Option	Calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Total Face Amount	$100,000	$187,500	$112,038.76
Option B	Total Face Amount plus Accumulated Value	$175,000	$187,500	$112,038.76
Option C	Total Face Amount plus premiums less distributions	$130,000	$187,500	$112,038.76

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts
Death		Death Benefit		Net Amount At Risk
Benefit	How It’s	under the	Minimum	used for cost of
Option	Calculated	Death Benefit Option	Death Benefit	insurance charge

Option A	Total Face Amount	$100,000	$267,375	$191,732.24
Option B	Total Face Amount plus Accumulated Value	$175,000	$267,375	$191,732.24
Option C	Total Face Amount plus premiums less distributions	$130,000	$267,375	$191,732.24

When We Pay the Death Benefit

We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.

Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you’ve added, minus any Policy Debt, minus any overdue Policy charges.

We’ll pay interest at an annual rate of at least 3% on the Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds.

It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we’ll be required to pay them to the state.

Changing Your Death Benefit Option

You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The total Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $50,000.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.

We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.

Changing the Face Amount

You can increase or decrease your Policy’s Face Amount starting on the first Policy Anniversary as long as we approve it. If you change the Face Amount, we’ll send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can change the Face Amount as long as the Insured is alive.

•	You can only change the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the change will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	The Insured will also need to agree to the change in Face Amount, if you are not the Insured.

•	Increasing the Face Amount may increase the Death Benefit, and decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you’ve chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Changing the Face Amount can affect the Net Amount At Risk, which affects the cost of insurance charge. An increase in the Face Amount may increase the cost of insurance charge, while a decrease may decrease the charge.

•	If your Policy’s Death Benefit is equal to the Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, we will not charge you our usual $25 withdrawal fee, but the withdrawal may be taxable. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

•	We can refuse your request to make the Face Amount less than $50,000.

Increasing the Face Amount
Here are some additional things you should know about increasing the Face Amount under the Policy:

•	The insured must be Age 85 or less.

•	You must give us satisfactory evidence of insurability.

•	Each increase you make to the Face Amount must total $25,000 or more.

•	You may increase the Face Amount of one or more Coverage Components.

•	We may charge you a fee of up to $100 for each increase. We deduct the fee on the day the increase is effective from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	Each increase in Face Amount creates a new coverage layer for that Coverage Component. Each Coverage Layer will have an associated cost of insurance rate, coverage charge, and surrender charge.

•	You may not increase the Face Amount of any Coverage Component if you have previously requested a decrease in Face Amount.

Decreasing the Face Amount
Decreasing the total Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you’ve chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.

Here are some additional things you should know about decreasing the Face Amount under the Policy:

•	The Face Amount of any Coverage Layer is eligible for decrease on or after the fifth anniversary of its effective date.

•	We’ll apply any decrease in the Face Amount to eligible Coverage Layers in the following order:

•	to the most recent increases you made to the Face Amount
•	to the initial Face Amount.

If any Coverage Layers to be decreased have the same effective date, they will be decreased in the following order:

•	Additional Coverage

•	ABR Coverage

•	Basic Coverage.

•	We do not charge you for a decrease in Face Amount.

•	We can refuse your request to decrease the total Face Amount if making the change means:

•	your Policy will no longer qualify as life insurance
•	the distributions we’ll be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value
•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.

Optional Riders

There are optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your registered representative for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered by PL&A.

•	Annual Renewable and Convertible Term Rider Provides annual renewal term insurance on members of the Insured’s immediate family.

•	Children’s Term Rider Provides term insurance for the children of the Insured.

•	Disability Benefit Rider Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability, until he or she reaches Age 65.

•	Guaranteed Insurability Rider Gives the right to buy additional insurance on the life of the Insured on certain specified dates without proof of insurability.

•	Waiver of Charges Rider Waives certain charges if the Insured becomes totally disabled before Age 60.

Some broker/dealers may limit their clients from purchasing some optional benefits based on the client’s age or other factors. You should work with your insurance professional to decide whether an optional benefit is appropriate for you.

We’ll add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.

More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.pacificlifeandannuity.com Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Things to Keep in Mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.

HOW PREMIUMS WORK

Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.

The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.

We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you’ve taken advantage of, you may need to make additional premium payments to cover monthly deductions for Policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.

Planned Periodic Premium Payments

You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you chose a fixed amount of at least $50 for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer Plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer Plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice — called a listbill — that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

•	If you have any Policy Debt, we’ll treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we’ll treat it as a premium payment.

You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.

Paying Your Premium

Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank
•	by cashier’s check, if it originates in a U.S. bank
•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank
•	by third party payments, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner
•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash
•	credit card or check drawn against a credit card account
•	traveler’s checks
•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank
•	money order in a single denomination of $10,000 or less
•	third party payments, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner
•	wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Monthly Electronic Funds Transfer Plan
Once you’ve made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month.

•	You can choose any day between the 4th and 28th of the month.

•	If you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer Plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.

Deductions From Your Premiums

We deduct a maximum premium load of 6.35% from each premium payment you make.

This charge helps pay for the cost of distributing our Policies, and is also used to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy acquisition expenses for federal income tax purposes. These consequences are referred to as the deferred acquisition cost (“DAC tax”).

We reserve the right to increase the premium load if there is an increase in our costs associated with any federal, state or local taxes. Like other Policy charges, we may profit from the premium load and may use these profits for any purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.

Limits on the Premium Payments You Can Make

We will not accept premium payments after the Insured reaches Age 100.

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Minimum Death Benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

Allocating Your Premiums

We generally allocate your Net Premiums to the Investment Options you’ve chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.

Portfolio optimization
The service. Portfolio optimization is an asset allocation service that is offered at no additional charge for use within your Policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your Policy, portfolio optimization can help with decisions about how you should allocate your Accumulated Value among available Investment Options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.

As part of the portfolio optimization service, several asset allocation models have been developed (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial Net Premium (in the case of a new application) or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Net Premium will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Accumulated Value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your Net Premium or Accumulated Value outside the models with our Portfolio Optimization

Plus feature, as described below, and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the Investment Options within your model will be rebalanced.

If you subscribe to portfolio optimization, Pacific Life Fund Advisors LLC (the Adviser), an affiliate of PL&A, will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.

On a periodic basis (typically annually), the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, your Accumulated Value or Net Premium, as applicable, will be automatically reallocated in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct us otherwise. For more information on the role of the investment adviser for the portfolio optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Policy Owners at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the portfolio optimization models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

The portfolio optimization models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (from among the underlying portfolios of Pacific Select Fund). Development of the portfolio optimization models involves a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying portfolios and combining Investment Options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.

Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change. Investment Options may be added to a model (including Investment Options not currently available), Investment Options may be deleted from a model, and the target allocation percentages for the Investment Options may be changed.

When your portfolio optimization model is updated, your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the changes to the model you have selected. This means the allocation of your Accumulated Value, and potentially the Investment Options in which you are invested, will automatically change and your Accumulated Value and any subsequent Net Premium will be automatically reallocated among the Investment Options in your updated model (independently of any automatic rebalancing you may have selected). If you participate in the Portfolio Optimization Plus feature, the Accumulated Value and Net Premium amounts allocated outside the portfolio optimization model will not be reallocated. The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Accumulated Value and any subsequent Net Premium in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.

When the Adviser updates the portfolio optimization models, a written notice of the updated models will be sent to participants at least 30 days in advance of the date the Adviser intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model that is offered at the time or withdraw from the portfolio optimization service.

Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. While the information may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and the Adviser and its affiliates bear no responsibility for this decision. You may change to a different available

Model at any time, subject to transfer and market timing restrictions, with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with us.

You may change to a different model at any time by completing an Investment Policy Statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your Policy at any time with a proper Written Request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.

Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Accumulated Value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (the selected underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Accumulated Value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance, as well as the correlation of risks and returns among different asset classes, may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.

Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to the Adviser than another portfolio, and provide the Adviser with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, the Adviser may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Advisor has duties to the Pacific Select Fund and its shareholders, including those shareholders who do not subscribe to Portfolio Optimization, and at times there may be some conflicts between the interests of the different shareholders. The Adviser monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios, except those expected to be liquidated or merged, are analyzed by the independent third-party analytical firm. The third-party analytical firm determines the number of portfolios in a model, the percent that any portfolio represents in a model, and which portfolios may be selected. The Adviser will work together with the analytical firm to resolve any investment related matters derived from the analytical firm’s recommendations. The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.

The Advisor may, when it is not inconsistent with the interests of participants, consider certain business factors of its affiliates, Pacific Life Insurance Company and Pacific Life & Annuity Company (together the “Insurers”). For example, in certain of the Variable Products the Insurers offer optional guaranteed lifetime income benefits or death benefits under which the Insurers assume investment and other risks, and their exposure and required reserves may be affected by gains or losses incurred in the Variable Products. The Advisor’s investment decisions in allocating monies to the available Investment Options may be influenced by these factors. For example, in volatile markets, the Insurers may benefit from Models that are designed in a more conservative fashion, such as by increasing allocations to fixed-income securities, so as to help reduce potential losses. Alternatively, in flat markets, the Insurers may benefit from Models that are designed in a more aggressive fashion, such as by increasing allocations to equity securities of various categories, seeking to generate gains. While the investment process is intended to produce allocation decisions that are in the best interests of participants, participants should be aware that the Advisor’s investment decisions may be influenced by this and other potential conflicts of interests.

In addition to the Portfolio Optimization service, the Adviser provides asset allocation advisory services to various mutual funds. The asset allocation models may differ amongst these groups, e.g., one group of funds may not have the same target asset class allocations as the other group of funds or as the Portfolio Optimization service.

The Adviser and its affiliates are under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time. The Advisor may, in its discretion, cease offering one or more of the Models at any time, reduce or expand the number of available Models, or combine two or more Models into a single Model. The Advisor may, in its discretion, add funds in addition to or in lieu of Pacific Select Fund as a source of Investment Options for the Models. The Advisor may, in its discretion, manage the service through investment in single mutual fund portfolios, including, but not limited to, portfolios that use multiple strategies and/or invest in multiple asset classes, so that a Model would be effected through investment in a single portfolio, which could be a “fund-of-funds,” which may charge fees and bear expenses in addition to fees and expenses of the underlying funds. Once invested in single mutual fund portfolios, the Advisor may discontinue active management of the Models and allow asset allocation to be effected through the single portfolios.

Portfolio Optimization Plus. With our Portfolio Optimization Plus feature, you may choose to allocate a portion of your Accumulated Value and/or Net Premiums outside of the portfolio optimization model you selected. You may change these allocations at any time, and make transfers as described later in this prospectus under Your Investment Options: Transferring Among Investment Options and Market-timing Restrictions.

While you participate in Portfolio Optimization Plus, only the Net Premium or Accumulated Value allocated to a portfolio optimization model will be automatically reallocated if the model updates, or rebalanced if you elect to have the Accumulated Value in the model periodically rebalanced as described above. You may not use the dollar cost averaging service, portfolio rebalancing service or first year transfer service while you participate in Portfolio Optimization Plus.

There is no charge for using this feature.

The models. Information concerning the portfolio optimization models is described below. You should review this information carefully before selecting or changing a model.

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A	Model B	Model C	Model D	Model E
Conservative	Moderate-Conservative	Moderate	Moderate-Aggressive	Aggressive

Investor Profile
You are looking for a relatively stable investment and do not tolerate short-term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Time Horizon◄———►Longer Investment Time Horizon

Investor Objective
Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics
There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.
		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk◄———►Higher Risk

Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash Equivalents	7%	5%	2%	—	—

Fixed Income	73	57	42	25%	8%

Domestic Equity	15	29	41	54	66

International Equity	5	9	15	21	26

Portfolio Optimization Model Target Allocations
	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	—	1%	2%	2%

International Value	2%	2%	3	4	4

Long/Short Large-Cap	2	3	4	4	5

International Small-Cap	—	1	2	3	3

Equity Index	2	3	4	5	6

Small-Cap Index	—	—	—	—	2

Mid-Cap Value	—	2	3	3	4

Dividend Growth (formerly called Diversified Research)	—	2	2	3	3

American Funds® Growth-Income	—	—	3	4	4

American Funds® Growth	—	1	2	2	3

Large-Cap Value	5	6	7	7	8

Short Duration Bond	11	8	3	2	—

Floating Rate Loan	8	6	3	—	—

Growth LT	—	2	3	3	4

Mid-Cap Equity	3	2	3	5	6

International Large-Cap	3	4	4	6	8

Small-Cap Value	—	1	1	1	2

Main Street® Core	—	2	2	3	3

Emerging Markets	—	—	3	4	5

Managed Bond	21	17	14	8	4

Inflation Managed	18	14	11	8	—

High Yield Bond	5	4	3	—	—

Large-Cap Growth	2	3	3	3	4

Mid-Cap Growth	—	2	2	3	4

Comstock	2	3	5	6	6

Real Estate	—	—	—	2	3

Small-Cap Equity	—	—	1	5	5

Diversified Bond	16	12	8	4	2

	Less Volatile◄———►More Volatile

YOUR POLICY’S ACCUMULATED VALUE

Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.

The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the premium payments you’ve made, Policy charges and how much you’ve borrowed or withdrawn from the Policy.

Calculating Your Policy’s Accumulated Value

Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.

We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.

Persistency Credit

Your Policy may be eligible for a persistency credit. Here’s how it works:

Beginning on your 6th Policy Anniversary and on each Policy Anniversary thereafter, we may credit your Policy with a persistency credit of 0.35% on an annual basis. We calculate the persistency credit amount on your Policy’s average Accumulated Value less any Policy Debt on each Monthly Payment Date during the preceding Policy Year. We add it proportionately to your Investment Options according to your most recent allocation instructions.

Beginning on your 21st Policy Anniversary, we may increase your annual persistency credit to 0.45%.

Your Policy’s persistency credit is not guaranteed, and we may discontinue the program at any time.

Monthly Deductions

We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You’ll find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.

Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance
•	administrative charge
•	coverage charge
•	asset charge.

We’ll also deduct charges for any Riders you add to your Policy.

Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.

We deduct a cost of insurance charge based on the cost of insurance rate and Net Amount At Risk for each Coverage Layer.

There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications. The guaranteed cost of insurance rate is $0 on and after the Monthly Deduction End Date.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used when a Policy is owned by an employer in connection with employment-related or benefit programs.

Our current cost of insurance rates are based on the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been in Force. Our current rates do not exceed the guaranteed rates and they will not exceed the guaranteed rates in the future.

Guaranteed period
We’ll guarantee our current cost of insurance rates for five years. There is no guaranteed period for the Annual Renewable Term Rider.

If you increase the Face Amount, the cost of insurance rates associated with the increase will have a five-year guaranteed period. This will be effective on the day of the increase.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the current cost of insurance rate by a Net Amount At Risk at the beginning of each Policy month.

The Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due. Because the monthly deduction of cost of insurance charges occurs in advance of the insurance coverage for the full month, we discount the Death Benefit for one full month at an assumed annual interest rate of 3%.

First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.002466.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in Step 1.

Next, we allocate the Net Amount At Risk in proportion to the Face Amount of each Coverage Layer that’s In Force as of your Monthly Payment Date.

We then multiply the amount of each allocated Net Amount At Risk by the cost of insurance rate for each Coverage Layer. The sum of these amounts is your cost of insurance charge.

Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Minimum Death Benefit.

Administrative charge
We deduct a charge not to exceed $7.50 a month to help cover the costs of administering and maintaining our Policies. We guarantee that this charge will not increase. When the younger Insured reaches Age 100, the administrative charge is reduced to $0.

Coverage charge
We deduct a coverage charge every month to help cover the costs of distributing our Policies. Each Coverage Layer has its own coverage charge. The amount deducted monthly is the sum of the coverage charges calculated for each Coverage Layer in effect. Like other Policy charges, we may profit from the coverage charge and may use these profits for any lawful purpose such as the payment of administrative costs. The coverage charge for each Coverage Component at issue is charged at a rate that is based on the Insured’s Age and Risk Class on the Policy Date, the Death Benefit Option you elect, the Face Amount of the Coverage Component, and a coverage charge per $1,000 of the initial Face Amount of that Coverage Component of your Policy. Additional Coverage Layers will have a coverage charge calculated based on the same criteria, all as of the effective date of the Coverage Layer. The coverage charge per $1,000 for each Coverage Layer of Basic Coverage will remain level for 10 Policy Years, then is reduced in Policy Year 11 and thereafter. The coverage charge per $1,000 for each Coverage Layer of ABR Coverage increases each Policy Year through Policy Year 10, then is reduced in Policy Year 11 and thereafter. The coverage charge per $1,000 for each Coverage Layer of Additional Coverage is guaranteed to remain level all Policy Years. We may charge less than our guaranteed rate. The coverage charges for your Policy will be shown in your Policy Specifications.

An example

For a Policy that insures a male non-smoker who is Age 35 when the Policy is issued with a total Face Amount of $250,000 comprised of $100,000 of Basic Coverage, $100,000 of ABR Coverage and $50,000 of Additional Coverage, the monthly coverage charge deducted is:

If Death Benefit Option A is elected,

•	$16.65 during Policy Year 1 ($11.10 + $0 + $5.55 = $16.65)
•	$29.85 during Policy Year 5 ($11.10 + $13.20 + $5.55 = $29.85)
•	$46.35 during Policy Year 10 ($11.10 + $29.70 + $5.55 = $46.35)
•	$12.15 during Policy Year 11 and thereafter ($0 + $6.60 + $5.55 = $12.15)

Policy
Year	Basic coverage	ABR coverage	Additional coverage

1	0.111 per $1,000 ($100,000/1000) × 0.111 = $11.10	$0 per $1,000	0.111 per $1,000 ($50,000/1000) × 0.111 = $5.55
5	0.111 per $1,000 ($100,000/1000) × 0.111 = $11.10	0.132 per $1,000 ($100,000/1000) × 0.132 = $13.20	0.111 per $1,000 ($50,000/1000) × 0.111 = $5.55
10	0.111 per $1,000 ($100,000/1000) × 0.111 = $11.10	0.297 per $1,000 ($100,000/1000) × 0.297 = $29.70	0.111 per $1,000 ($50,000/1000) × 0.111 = $5.55
11+	$0 per $1,000	0.066 per $1,000 ($100,000/1000) × 0.066 = $6.60	0.111 per $1,000 ($50,000/1000) × 0.111 = $5.55

If Death Benefit Option B is elected,

•	$24.15 during Policy Year 1 ($16.10 + $0 + $8.05 = $24.15)
•	$45.75 during Policy Year 5 ($16.10 + $21.60 + $8.05 = $45.75)
•	$72.75 during Policy Year 10 ($16.10 + $48.60 + $8.05 = $72.75)
•	$18.85 during Policy Year 11 and thereafter ($0 + $10.80 + $8.05 = $18.85)

Policy
Year	Basic coverage	ABR coverage	Additional coverage

1	0.161 per $1,000 ($100,000/1000) × 0.161 = $16.10	$0 per $1,000	0.161 per $1,000 ($50,000/1000) × 0.161 = $8.05
5	0.161 per $1,000 ($100,000/1000) × 0.161 = $16.10	0.216 per $1,000 ($100,000/1000) × 0.216 = $21.60	0.161 per $1,000 ($50,000/1000) × 0.161 = $8.05
10	0.161 per $1,000 ($100,000/1000) × 0.161 = $16.10	0.486 per $1,000 ($100,000/1000) × 0.486 = $48.60	0.161 per $1,000 ($50,000/1000) × 0.161 = $8.05
11+	$0 per $1,000	0.108 per $1,000 ($100,000/1000) × 0.108 = $10.80	0.161 per $1,000 ($50,000/1000) × 0.161 = $8.05

If you increase the Face Amount, each increase will have a corresponding coverage charge based on the amount of the increase and the Age and Risk Class of the Insured at the time of the increase. We’ll specify the charge in a supplemental schedule of benefits at the time of the increase. We’ll apply each charge from the day of the increase. If you decrease the Face Amount, the charge will remain the same.

The face amount charge is $0 on and after the Monthly Deduction End Date.

Asset charge
During the first 10 Policy Years, we deduct an asset charge every month at an annual rate of 0.75% (0.0625% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Variable Investment Options plus an annual rate of 0.35% (0.0292% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000.

In Policy Year 11 and thereafter, we deduct an asset charge every month at an annual rate of 0.45% (0.0375% monthly) on the first $25,000 of your Policy’s Accumulated Value in the Variable Investment Options plus an annual rate of 0.05% (0.0042% monthly) of the Accumulated Value in the Investment Options that exceeds $25,000.

For purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt, withdrawals or loans, or allocate any new Net Premiums.

The annual rate for the asset charge is 0% on and after the Monthly Deduction End Date.

An example

For a Policy with Accumulated Value of $30,000 in the Variable Investment Options, the monthly asset charge is:

In Policy Year 1, (($25,000 × 0.0625%) + ($5,000 × 0.0292%) = $15.63 + $1.46) = $17.09

In Policy Year 11, (($25,000 × 0.0375%) + ($5,000 × 0.0042%) = $9.38 + $0.21) = $9.59.

Charges for optional Riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.

Lapsing and Reinstatement

There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy
•	not making planned premium payments
•	the performance of your Investment Options
•	charges under the Policy.

If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when this insufficiency occurred, adjusted to add premium load.

We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.

If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your Net Premium to the Investment Options you’ve chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you’ll have to repay a portion of your Policy Debt.

Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.

How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

Paying Death Benefit Proceeds during the grace period
If the Insured dies during the grace period, we’ll pay Death Benefit Proceeds to your Beneficiary. We’ll reduce the payment by any unpaid monthly charges and any Policy Debt.

Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application
•	evidence satisfactory to us that the Insured is still insurable
•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and
•	keep your Policy In Force for three months after the day your Policy is reinstated.

We’ll reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We’ll allocate the Accumulated Value according to your most recent premium allocation instructions.

If the Policy is reinstated as of the first Monthly Payment Date following lapse, the Policy will be reinstated as if coverage was continuous and no lapse occurred. If the Policy is reinstated on a Monthly Payment Date other than the first Monthly Payment Date following lapse:

•	Monthly deductions will be reinstated as if coverage was continuous and no lapse occurred. No monthly deductions will be charged between the date of lapse and date of reinstatement.

•	Surrender charges for the Policy will be the same as at the beginning of the grace period, and will decrease on the same schedule as if no lapse occurred.

Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we’ll deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated. However, we will reinstate your Policy Debt if you ask us to in writing.

YOUR INVESTMENT OPTIONS

This section tells you about the Investment Options available under your Policy and how they work.

We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you’ve chosen. Amounts allocated to the Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You’ll find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.

You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-888-595-6997 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Pacific Select Exec IV-NY Basics.

The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully. You may ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any investment decisions or allocations you make, recommendations such financial representatives make or any allocations or specific transfers they choose to make on your behalf. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.

Variable Investment Options

You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. and the Van Eck VIP Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose. See Allocating Your Premiums: Portfolio Optimization.

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company, is the investment adviser for the Pacific Select Fund. PLFA and the Pacific Select Fund’s Board of Trustees oversee the management of all the Pacific Select Fund’s portfolios, and PLFA also manages certain portfolios directly. PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Select Fund’s Cash Management and High Yield Bond portfolios under that name.

BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.

Fidelity Management & Research Company (“FMR”) is the manager of the Fidelity Variable Insurance Products Funds. They directly manage the portfolios of the Fidelity VIP Funds and have retained a sub-advisor for the portfolios of VIP Freedom Funds available under your Policy.

Franklin Advisers, Inc. is the investment adviser of the Franklin Templeton Variable Insurance Products Trust and manages the portfolio under your Policy directly.

GE Asset Management Inc. is the investment adviser of the GE Investments Funds, Inc. and manages the portfolio under your Policy directly.

Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.

Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.

Legg Mason Fund Advisor, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.

Lord, Abbett & Co. LLC is the investment adviser of the Lord Abbett Series Fund, Inc. and manages the portfolio under your Policy directly.

Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.

Royce & Associates, LLC is the investment adviser of the Royce Capital Fund and manages the portfolio under your Policy directly.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck VIP Trust and manages the portfolio available under your Policy directly.

PL&A is not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.

The following chart is a summary of the Fund portfolios. You’ll find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND		THE PORTFOLIO’S
PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

International Value	Seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S.	Invests primarily in a diversified portfolio of equity securities of relatively large non-U.S. companies that the manager believes to be undervalued.	AllianceBernstein L.P.
Long/Short Large-Cap	Seeks above-average total returns.	Invests at least 80% of its assets in securities of companies with large market capitalizations.	Analytic Investors, LLC & J.P. Morgan Investment Management, Inc.
International Small-Cap	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with small market capitalizations.	Batterymarch Financial Management, Inc.
Mid-Cap Value	Seeks long-term growth of capital.	Invests at least 80% of its assets in equity securities of mid-capitalization companies.	BlackRock Capital Management, Inc.
Equity Index	Seeks to provide investment results that correspond to the total return of common stocks that are publicly traded in the U.S.	Invests at least 80% of its assets in equity securities of companies included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives).	BlackRock Investment Management, LLC
Small-Cap Index	Seeks investment results that correspond to the total return of an index of small capitalization companies.	Invests at least 80% of its assets in securities of companies with small market capitalizations included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives).	BlackRock Investment Management, LLC
Small-Cap Equity	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with small market capitalizations, including instruments with characteristics of small-capitalization equity securities (such as derivatives).	BlackRock Investment Management, LLC & Franklin Advisory Services, LLC
Equity	Seeks capital appreciation; current income is of secondary importance.	Invests at least 80% of its assets in equity securities.	Capital Guardian Trust Company
American Funds Asset Allocation	Seeks high total returns (including income and capital gains) consistent with preservation of capital over the long-term.	Invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund).	Capital Research and Management Company (adviser to the Master Asset Allocation Fund)
American Funds Growth-Income	Seeks long-term growth of capital and income.	Invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund).	Capital Research and Management Company (adviser to the Master Growth-Income Fund)
American Funds Growth	Seeks long-term growth of capital.	Invests all of its assets in Class 1 shares of the Growth Fund, a series of American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund, together with the Master Growth-Income Fund and the Master Asset Allocation Fund, the Master Funds).	Capital Research and Management Company (adviser to the Master Growth Fund)
Large-Cap Value	Seeks long-term growth of capital; current income is of secondary importance.	Invests at least 80% of its assets in common stocks of large companies.	ClearBridge Advisors, LLC
Technology	Seeks long-term growth of capital.	Invests at least 80% of its assets in equity securities of technology companies that may benefit from technological improvements, advancements or developments.	Columbia Management
Floating Rate Loan	Seeks to provide high level of current income.	Invests at least 80% of its assets in floating rate loans.	Eaton Vance Management
Small-Cap Growth	Seeks capital appreciation; no consideration is given to income.	Invests at least 80% of its assets in small-capitalization equity securities.	Fred Alger Management, Inc.
Short Duration Bond	Seeks current income; capital appreciation is of secondary importance.	Invests at least 80% of its assets in fixed income securities (including derivatives on such securities).	Goldman Sachs Asset Management, L.P.
Comstock	Seeks long-term growth of capital.	Invests its assets in equity securities.	Invesco Advisers, Inc.
Invesco Ltd. has entered in to a definitive agreement to acquire certain portfolios of the retail asset management business of Morgan Stanley Investment Management Inc. (MSIM) (“the Transaction”). The Transaction includes a sale of the asset management business that sub-advises the Comstock Portfolio and is subject to certain approvals and other conditions prior to its expected closing in mid-2010. MSIM is the current subadviser to the Comstock Portfolio and upon closing of the Transaction, Invesco Advisers, Inc. will become the subadviser.
Growth LT	Seeks long-term growth of capital.	Invests in companies of any size, from small emerging growth to well-established companies with a focus on companies with large market capitalizations.	Janus Capital Management LLC

THE PORTFOLIO’S
PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	MAIN INVESTMENTS	MANAGER

Focused 30	Seeks long term growth of capital.	Invests primarily in domestic and foreign equity securities (including common stock, preferred stock, warrants, and securities convertible into common or preferred stock) selected for their growth potential.	Janus Capital Management LLC
Health Sciences	Seeks long-term growth of capital.	Invests at least 80% of its assets in equity securities and derivatives of companies in the health sciences sector.	Jennison Associates LLC
Mid-Cap Equity	Seeks capital appreciation.	Invests at least 80% of its assets in equity securities of companies with medium market capitalizations.	Lazard Asset Management LLC
International Large-Cap	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with large market capitalizations.	MFS Investment Management
Mid-Cap Growth	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities of companies with medium market capitalizations.	Morgan Stanley Investment Management Inc.
Real Estate	Seeks current income and long-term capital appreciation.	Invests at least 80% of its assets in securities of companies operating in the real estate and related industries.	Morgan Stanley Investment Management Inc.
Small-Cap Value	Seeks long-term growth of capital.	Invests at least 80% of its assets in small-capitalization equity securities.	NFJ Investment Group LLC
Multi-Strategy	Seeks to provide a high total return from a portfolio of equity and fixed income securities.	Invests in a mix of equity and fixed income securities, although there is no requirement to weight the portfolio holdings in any fixed proportion.	OppenheimerFunds, Inc.
Main Street Core	Seeks long-term growth of capital and income.	Invests in common stocks of companies of different capitalization ranges, with a focus on U.S. companies with large market capitalizations.	OppenheimerFunds, Inc.
Emerging Markets	Seeks long-term growth of capital.	Invests at least 80% of its assets in securities (including American Depositary Receipts (ADRs)) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries.	OppenheimerFunds, Inc.
Cash Management (formerly Money Market)	Seeks current income consistent with preservation of capital.	Invests in money market instruments that the portfolio manager believes have minimal credit risk.	Pacific Asset Management
High Yield Bond	Seeks a high level of current income.	Invests at least 80% of its assets in non-investment grade (high yield/high risk) debt instruments or in instruments with characteristics of non-investment grade debt instruments.	Pacific Asset Management
Managed Bond	Seeks to maximize total return consistent with prudent investment management.	Invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives).	Pacific Investment Management Company LLC
Inflation Managed	Seeks to maximize total return consistent with prudent investment management.	Invests its assets in fixed income securities.	Pacific Investment Management Company LLC
Pacific Dynamix – Conservative Growth	Seeks current income and moderate growth of capital.	Targets an equity/debt blend of 40/60 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Moderate Growth	Seeks long-term growth of capital and low to moderate income.	Targets an equity/debt blend of 60/40 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Pacific Dynamix – Growth	Seeks moderately high, long-term growth of capital with low, current income.	Targets an equity/debt blend of 80/20 through investment in certain underlying portfolios of Pacific Select Fund.	Pacific Life Fund Advisors LLC
Dividend Growth (formerly Diversified Research)	Seeks long-term growth of capital.	Invests at least 65% of its assets in equity securities of dividend paying companies that the manager expects to increase their dividends over time and also provide long-term appreciation.	T. Rowe Price Associates, Inc.
Large-Cap Growth	Seeks long-term growth of capital; current income is of secondary importance.	Invests at least 80% of its assets in equity securities of large-capitalization companies.	UBS Global Asset Management (Americas) Inc.
Diversified Bond	Seeks to maximize total return consistent with prudent investment management.	Invests at least 80% of its assets in fixed income securities.	Western Asset Management Company

BLACKROCK VARIABLE			PORTFOLIO
SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited
BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited

FIDELITY VARIABLE
INSURANCE PRODUCTS			PORTFOLIO
FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	Fidelity Management & Research Co., Inc.
Fidelity VIP Freedom Income Service Class 2	High total return. (Principal preservation is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers®, Inc.
Fidelity VIP Freedom 2010 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2015 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2020 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2025 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Freedom 2030 Service Class 2	High total return. (Principal preservation as the fund approaches its target date and beyond is of secondary importance.)	Underlying Fidelity VIP equity, fixed-income, and short-term funds.	Strategic Advisers, Inc.
Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	Fidelity Management & Research Co., Inc.
Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	Fidelity Management & Research Co., Inc.
Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	Fidelity Management & Research Co., Inc.

FRANKLIN TEMPLETON
VARIABLE INSURANCE			PORTFOLIO
PRODUCTS TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Templeton Global Bond Securities Fund Class 2	High current income.	The Fund invests mainly in debt securities of governments, government agencies and companies located around the world, including a significant amount in emerging markets.	Franklin Advisers, Inc.

GE INVESTMENTS			PORTFOLIO
FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

GE Investments Total Return Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	Invests primarily in a combination of U.S. and foreign equity and debt securities and cash.	GE Asset Management Incorporated

PORTFOLIO
JANUS ASPEN SERIES	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Overseas Portfolio Service Class	Long-term growth of capital.	Securities of issuers from countries outside the United States.	Janus Capital Management LLC

Enterprise Portfolio Service Class	Long-term growth of capital.	Equity securities of mid-sized companies.	Janus Capital Management LLC

LAZARD RETIREMENT			PORTFOLIO
SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Lazard Retirement U.S. Strategic Equity Portfolio	Long-term capital appreciation.	Equity securities, principally common stocks.	Lazard Asset Management LLC

LEGG MASON
PARTNERS			PORTFOLIO
VARIABLE EQUITY TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Legg Mason ClearBridge Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Common stocks of companies the portfolio manager believes are experiencing, or will experience, growth of earnings that exceeds the average rate of earnings growth of companies which comprise the S&P 500 Index.	ClearBridge Advisors, LLC
Legg Mason ClearBridge Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Equity securities or investments with similar characteristics of medium sized companies.	ClearBridge Advisors, LLC

LORD ABBETT			PORTFOLIO
SERIES FUND, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Lord Abbett Fundamental Equity Portfolio Class VC	Long-term growth of capital and income without excessive fluctuations in market value.	Primarily purchases equity securities of U.S. and multinational companies that appear to be undervalued in all market capitalization ranges.	Lord Abbett & Co., LLC

MFS VARIABLE			PORTFOLIO
INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

MFS New Discovery Series Service Class	Capital appreciation.	Equity securities of companies believed to have above average earnings growth potential.	Massachusetts Financial Services Company
MFS Utilities Series Service Class	Total return.	Securities of issuers in the utilities industry[1].	Massachusetts Financial Services Company

PORTFOLIO
ROYCE CAPITAL FUND	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Royce Micro-Cap Service Class Portfolio	Long-term growth of capital.	Equity securities of micro-cap companies, a universe of more than 4,100 companies with market capitalizations up to $500 million.	Royce & Associates, Inc.

T. ROWE PRICE EQUITY			PORTFOLIO
SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	Common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Common stocks of established companies. In selecting such stocks, the Fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) rations.	T. Rowe Price Associates, Inc.

PORTFOLIO
VAN ECK VIP TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	MANAGER

Van Eck VIP Global Hard Assets Fund (formerly Van Eck Worldwide Hard Assets Fund)	Long-term capital appreciation. (Income is a secondary consideration.)	A mix of U.S. and foreign hard asset[2] securities	Van Eck Associates Corporation

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example

You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We’ll credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.

Generally, for any transaction, we’ll use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we’ll use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day.

If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day. For your monthly charge, we’ll use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see Pacific Select Exec IV-NY Basics.

The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio
•	any dividends or distributions paid by the underlying portfolio
•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.

The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.

Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You’ll find more about Fund fees and expenses in Fee Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to PL&A). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.

Fixed Options

You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions and guidelines established by our Board.

Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3% during the first 10 Policy Years, and 3.3% thereafter.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we’ll guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 on amounts allocated to the Fixed Options in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all PL&A policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.

•	We have not registered the Fixed Options with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Options. Disclosures regarding the Fixed Options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Transferring Among Investment Options and Market-timing Restrictions

You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Pacific Select Exec IV-NY Basics.

Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Cash Management Investment Option prior to the start of the next calendar year.

•	You may only make two (2) transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, American Funds Asset Allocation, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2, T. Rowe Price Blue Chip Growth Portfolio – II, T. Rowe Price Equity Income Portfolio – II.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, BlackRock Global Allocation V.I. Fund Class III, Janus Aspen Series Overseas Service Class, Templeton Global Bond Securities Fund Class II or Van Eck VIP Global Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, approved corporate owned life insurance policy rebalancing programs, the first year transfer service or an approved asset allocation service are excluded from the transfer limitations. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Cash Management Variable Investment Option are excluded from this limitation.

•	There is no minimum amount required if you’re making transfers between Variable Investment Options.

•	You can make transfers from the Variable Investment Options to the Fixed Options 30 days prior to and 30 days after each Policy Anniversary.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you’ve signed up for the first year transfer service (see Transfer Services later in this section). Such transfers are limited to the greater of:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $25 per transfer in excess of 12 per Policy Year.

•	There is no minimum required value for the Investment Option you’re transferring to or from.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will notify you or your representative if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a registered representative or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners, subject to the transfer restrictions outlined above. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from a representative acting on behalf of more than one Policy Owner, and
•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer Services

We offer three services that allow you to make automatic transfers of Accumulated Value from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options.

You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.

Detailed information regarding each transfer service appears in the SAI.

Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. We process transfers as of the end of the Business Day on your Policy’s next quarterly, semi-annual or annual anniversary, depending on the interval you choose, unless you specify a different start date.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.

We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

If at any time you move all or any portion of your policy’s accumulated value out of the investment options you selected at the time you enrolled in the portfolio rebalancing service, your enrollment will be cancelled. Once the portfolio rebalancing service is cancelled, you must wait 30 days before you can re-enroll.

First year transfer
Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first year your Policy is In Force. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.

This service allows you to average the cost of investments over the first 12 months from the date your initial premium is applied to your Policy. Investing this way does not guarantee profits or prevent losses.

We do not charge for the first year transfer service and we do not currently charge for transfers made under this service. If imposed, transfer fees could be substantial if total transfers scheduled under this service plus any unscheduled transfers you request exceed any applicable minimum guarantee of free transfers per Policy Year.

WITHDRAWALS, SURRENDERS AND LOANS

You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.

If you withdraw a larger amount than you’ve paid into your Policy, your withdrawal may be considered taxable income.

For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.

Making Withdrawals

You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all owners.

•	Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We may charge you $25 for each withdrawal you make. (There is no charge currently imposed upon a withdrawal.)

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we’ll deduct the withdrawal and the withdrawal charge from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any Death Benefit Proceeds owing.

An example

For a Policy in Policy Year 8 with:

• Accumulated Value of $18,500

• Policy Debt of $2,000

• a surrender charge of $1,400

The maximum amount available for withdrawal is $14,600

(Accumulated Value – surrender charge) – Policy Debt – $500 =
($18,500 – $1,400) – $,2000 – $500 = $14,600

How withdrawals affect your Policy’s Death Benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Minimum Death Benefit, the Death Benefit may decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.

How withdrawals affect your Policy’s Face Amount
If you’ve chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.

If you’ve chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Face Amount. During each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you’ve made without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

If a reduction in face amount is required as a result of a withdrawal, we will reduce the face amounts of the coverage layers as described in The death benefit: Changing the face amount.

An example

Policy
Year	Premium paid	Total premium paid	Available withdrawal[1]

1	$10,000	$10,000	$1,000
2	$10,000	$20,000	$2,000
3	$20,000	$40,000	$4,000
4	$20,000	$60,000	$6,000
5	$10,000	$70,000	$7,000
6	0	$70,000	$7,000

[1]Amount of withdrawal that can be taken without reducing your Policy’s Face Amount if you have Death Benefit Option A.

Taking Out a Loan

You can borrow money from us any time while your Policy is In Force. The maximum amount available to borrow is less than 100% of your Accumulated Value.

Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Exec IV-NY Basics.

When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your Accumulated Value in the Investment Options to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.55%. Interest that has accrued during the Policy Year is due on your Policy Anniversary.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 3% during the first 10 Policy Years, and 3.3% thereafter. On each Policy Anniversary, if the Policy Debt exceeds the Loan Account Value, then the excess is transferred from your Policy’s Investment Options to the Loan Account on a proportionate basis to the Loan Account. If the Loan Account Value exceeds Policy Debt, then the excess will be transferred from the Loan Account to the Investment Options according to your most recent premium allocation instructions.

•	We currently intend to credit interest on the amount in the Loan Account at an annual rate of 3.55% in Policy Year 6 and thereafter. We can decrease the rate credited if we believe the change is needed to ensure that your Policy loan is not treated as a taxable distribution under federal income tax laws, or under any applicable ruling, regulation, or court decision. We will not decrease the annual rate to less than 3% during the first 10 Policy Years, and 3.3% thereafter on the amount in the Loan Account.

How much you can borrow
You can borrow up to the Net Cash Surrender Value of your Policy.

Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We’ll then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.

While you have Policy Debt, we’ll treat any money you send us as a loan repayment unless you tell us otherwise in writing.

You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your registered representative for a copy of this form.
•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.

What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary
•	the Cash Surrender Value if you surrender your Policy

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on the potential earnings available through the Variable Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.

Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.

Ways to Use Your Policy’s Loan and Withdrawal Features

You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you’re interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.

Setting up an income stream may not be suitable for all Policy Owners.

Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options
•	how long you would like to receive regular income
•	the amount of Accumulated Value you want to maintain in your Policy.

You can ask your registered representative for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.

Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your registered representative for an AIO Request Form.

There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.

Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.

Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.

You may discontinue participation in the AIO program at any time by sending a Written Request to us.

Detailed information appears in the SAI.

Overloan Protection Rider

Exercise of this Rider will guarantee, as long as the Rider stays In effect, that the Policy will not lapse even if the Policy Debt amount exceeds the Accumulated Value. Your Policy has an Overloan Protection Rider if the insured was Age 80 or younger, on the Policy Date and you elected the Guideline Premium Test as the Death Benefit Qualification Test. The Death Benefit Option for the Policy must be Option A when the Rider is exercised.

There is no charge for this Rider unless you exercise it, but there is a minimum premium requirement during the first five Policy Years to keep the Rider in effect. The minimum five-year premium equals 450% of the lesser of your Policy’s guideline level premium or seven-pay premium at issue and is shown in your Policy Specifications. The minimum five-year premium for your Policy will not change even if we recalculate the seven-pay premium for your Policy.

The earliest exercise date is the later of the Policy Anniversary when the Insured is Age 75 or the 15th Policy Anniversary. Your Policy Specifications will show the earliest exercise date, and a range of Ages at which the Rider may be exercised. The Rider may not be exercised after the Insured reaches Age 100.

The exercise effective date will be the Monthly Payment Date on or next following the date we receive your Written Request to exercise this Rider and all exercise requirements are met. On the exercise effective date we:

1.	Transfer any Accumulated Value in the Investment Options into the Fixed LT Account. No transfer charge will be assessed for such transfer, nor will it count against, or be subject to, any transfer limitations that may be in effect.

2. Deduct the charge for this Rider from your Policy’s Accumulated Value.

There is a one-time charge to exercise this Rider. The charge will not exceed the Accumulated Value multiplied by the overloan protection rate shown for the Insured’s Age at exercise in the Policy Specifications, as of the exercise effective date. After exercise of the Rider, and while it continues in effect, the minimum Death Benefit of the Policy will be the Death Benefit percentage multiplied by the greater of the Accumulated Value or the Policy Debt.

Surrendering Your Policy

You can surrender or cash in your Policy at any time while the Insured is alive.

Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We’ll send you the Policy’s Net Cash Surrender Value. If you surrender your Policy during the first 10 Policy Years, we’ll deduct a surrender charge. There’s no surrender charge after 10 Policy Years.

•	Each Coverage Layer of Basic Coverage has a surrender charge which is based on the Face Amount of each Coverage Layer, the Age and Risk Class of the Insured and the Death Benefit Option of the Policy on the date each Coverage Layer is effective. If you increase your Policy’s Face Amount, we’ll send you a supplemental schedule of benefits that shows the surrender charge associated with the increase.

•	The surrender charge decreases until it reaches zero at the end of 10 Policy Years. The table of surrender charges for your Policy will be shown in your Policy Specifications.

•	There’s no surrender charge on any Coverage Layer after 10 Policy Years from the date the Coverage Layer is effective.

•	We guarantee the surrender charge rates will not increase.

•	If you decrease the Face Amount, the decrease will not affect your Policy’s surrender charge.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your Policy.

Income Benefit

If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.

Reduced Paid-up Benefit

You may use the Net Cash Surrender Value of your Policy to purchase fixed paid-up insurance on the life of the Insured. You may choose to do this on any Policy Anniversary while the Policy is In Force. We guarantee your right to convert your Policy, and we will not require evidence of insurability.

If you convert your Policy, your Policy and any Riders attached to it will terminate and the Net Cash Surrender Value will be transferred to our General Account. Investment Options are not available under the Policy issued when you convert.

The Net Cash Surrender Value will be applied as a Net Single Premium to purchase paid-up insurance. No premium payments will be required or accepted on the converted policy. The amount of such insurance will be calculated based on mortality tables shown in your Policy, 3% interest and on the Age and Risk Class of the Insured. The paid-up policy will not be subject to any surrender charge if you surrender it.

Paying the Death Benefit in the Case of Suicide

If the Insured commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you’ve paid, less any Policy Debt and any withdrawals you’ve made.

Replacement of Life Insurance or Annuities

The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated
•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid
•	reissued with any reduction in cash value, or
•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the insured;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on Your Application

If the Age of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age or
•	the Minimum Death Benefit for the correct Age.

Contesting the Validity of Your Policy

We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.

We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.

We have the right to contest the validity of an increase in the Face Amount of a Policy for two years from the day the increase becomes effective. Once the increased Face Amount has been In Force for two years during the lifetime of the Insured, we generally lose the right to contest its validity.

Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.

Assigning Your Policy as Collateral

You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.

•	We must receive a copy of the original assignment before we’ll consider it binding.

•	Unless otherwise provided, the person or organization you assign your Policy to may exercise the rights under the Policy, except the right to change the Policy Owner or the Beneficiary or the right to choose a monthly income benefit.

Assigning a Policy that’s a Modified Endowment Contract may generate taxable income and a 10% penalty tax.

Non-participating

This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.

The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

The Policy as Life Insurance

Death benefits from a life insurance policy may generally be excluded from income under Section 101(a) of the Tax Code.

We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.

Policy Features and Charges

The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies
•	policies with term insurance on the Insured
•	life insurance policies that continue coverage beyond Age 100, or other advanced ages.

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Diversification Rules and Ownership of the Separate Account

Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. If a contract owner is treated as having control over the underlying assets, the contract owner will be taxed currently on income and gains from the account and in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges

Policy exchanges fall under Section 1035(a) of the Tax Code.

If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the policy owner or the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

Change of Ownership

You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.

Corporate or Employer Owners

There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.

•	Using your Policy to informally fund a promised deferred compensation benefit for executives may have special tax consequences.

•	Corporate ownership of a Policy may affect your liability under the alternative minimum tax (Section 56 of the Tax Code) and the environmental tax (Section 59A of the Tax Code).

Please consult your tax adviser for these and other special rules for employer-involved Policies.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Modified Endowment Contracts

Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example

For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

• $1,000 in the first year

• $2,000 through the first two years

• $3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.

Taxation of Distributions

Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy
Proceeds are taxed to the extent they exceed the investment in the contract[1].	Proceeds are taxed to the extent they exceed the investment in the contract.
Making a withdrawal
If you make a withdrawal after your Policy has been In Force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the investment in the contract.	You will be taxed on the amount of the withdrawal that’s considered income[2], including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.
Taking out a loan
You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	The investment in the contract is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.

[2]	Income is the difference between the Accumulated Value and the investment in the contract.

All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% Penalty Tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old
•	you’re receiving an amount because you’ve become disabled
•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.

Distributions before a Policy becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Federal Estate Taxes

The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax. If you are considering the purchase of the Policy to help pay federal estate taxes at death, consult with your tax advisor.

ABOUT PL&A

Pacific Life & Annuity Company is a life insurance company domiciled in Arizona. Our operations include life insurance, annuity and institutional products, and various other insurance products and services. At the end of 2009, we had statutory assets of $3,539.1 million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our executive office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

How Our Accounts Work

We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you’ve chosen.

General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Unlike the Separate Account, the General Account is subject to liabilities arising from any of our other business. Our ability to pay these guarantees is backed by our financial strength and claims paying ability as a company. You must look to the company’s strength with regard to policy guarantees. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.

The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.

Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.

The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Franklin Templeton Variable Insurance Products Trust, the GE Investments Funds, Inc., the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the Lord Abbett Series Fund, Inc., the MFS Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc. or the Van Eck VIP Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.

We’re the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. PL&A is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the Separate Account with any liabilities from our other business.
Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.

Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or Fund if:

•	any portfolio is no longer available for investment; or
•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We’ll give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new Variable Accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new Variable Accounts available to existing Policy Owners.

We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.

If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

We will notify you if there is a material change in the investment policy of a Variable Account. The notice will inform you of your options, including your option to transfer from such Variable Account to the Fixed Account within 60 days after:

•	the effective date of the material change, or
•	the date you receive the notice, whichever is later.

If we believe it’s in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws
•	register or deregister the Separate Account under securities law
•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts
•	combine one or more Variable Accounts
•	create a committee, board or other group to manage the Separate Account
•	change the classification of any Variable Account.

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.

We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting Rights

We’re the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. As a result of proportional voting, the votes cast by a small number of variable contract owners may determine the outcome of a vote.

We’ll vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification
•	would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to Policy Owners.

Distribution Arrangements

Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our affiliate, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.

We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their registered representatives who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual registered representative who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.

We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments in the form of cash, other special compensation or reimbursement of expenses, sometimes called “revenue sharing”. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the Policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Policies, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable FINRA rules and other applicable laws and regulations, PSD and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the Policies.

These arrangements may not be applicable to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.

Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.

Service Arrangements

We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions.

Because PL&A or its affiliates receive the fees described below, PL&A or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the contracts.

BlackRock Distributors, Inc., pays us for each BlackRock Variable Series Funds, Inc. portfolio (Class III) held by our separate accounts. Fidelity Distributors Corporation (FDC) and Fidelity Investments Institutional Operations Company, Inc. (FIIOC), pays us for each Fidelity VIP Funds portfolio (Service Class 2) held by our separate accounts. Franklin Templeton Variable Insurance Products Trust pays us for each Templeton Global Bond Securities Fund (Class 2) held by our separate accounts. GE Investments Funds, Inc. pays us for each GE Investments Total Return Fund portfolio (Class 3) held by our separate accounts. Janus Capital Management LLC, pays us for each Janus Aspen Series portfolio (Service Class) held by our separate accounts. Lazard Asset Management Securities LLC, pays us for each Lazard Retirement Series, Inc. portfolio held by our separate accounts. Legg Mason Investor Services, LLC, pays us for each Legg Mason Partners Variable Equity Trust portfolio (Class II) held by our separate accounts. Lord Abbett Series Fund, Inc. pays us for each Fundamental Equity Portfolio (Class VC) held by our separate accounts. Massachusetts Financial Services Company, pays us for each MFS Variable Insurance Trust portfolio (Service Class) held by our separate accounts. Royce Capital Fund pays us for each Royce Micro-Cap Portfolio (Service Class) held by our separate accounts. T. Rowe Price Associates, Inc., pays us for each T. Rowe Price Equity Series Inc., portfolio (Class II) held by our separate accounts. Van Eck Securities Corporation, pays us for each Van Eck VIP Trust portfolio held by our separate accounts.

PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.

Illustrations

We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

You can request such Illustrations at any time. Such Illustrations reflect assumptions about the Policy’s non-guaranteed elements and about how you will use the Policy’s options. Over time the Policy’s actual non-guaranteed elements, and your actual use of the Policy’s options, are likely to vary from the assumptions used in such Illustrations. For these reasons, actual Policy values will likely be more or less favorable than shown in such Illustrations. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.

Lost Policy

If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.

Audits of Premiums/Loans

You may request us to run a report of premium payments you’ve made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk Class Change

If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, coverage charge amount and surrender charge charges, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of up to $100 at the time you request us to change your Risk Class.

State Regulation

We’re subject to the laws of the state of Arizona governing insurance companies and to regulations issued by the Commissioner of Insurance of Arizona. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal Proceedings and Legal Matters

PL&A, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.

Rule 12h-7 Representation

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 (“34 Act”), we do not intend to file periodic reports as required under the ’34 Act.

Financial Statements

The statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2009, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.

The statements of financial condition of PL&A as of December 31, 2009 and 2008 and the related statements of operations, stockholders’s equity and cash flows for each of the three years in the period ended December 31, 2009 are contained in the SAI.

APPENDIX A: DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

A-1

APPENDIX B: COVERAGE COMPONENTS

Your Policy’s initial amount of insurance coverage is the sum of the Face Amounts of the initial Coverage Components. There are three Coverage Components in a Select Exec IV-NY Policy:

• Basic Coverage
• Additional Coverage
• ABR Coverage

The Coverage Components provide some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs. Each Coverage Component has its own set of rates for calculating cost of insurance charges and coverage charges, which affect your Policy’s monthly deduction.

An example of how Coverage Components work
For a male nonsmoker who is Age 35
Policy Face Amount at issue = $300,000
Death Benefit Option A
Policy Year 1

	Guaranteed Maximum Cost of Insurance	Guaranteed Maximum Coverage Charge
Basic Coverage	$0.18 per $1,000 of discounted Net Amount At Risk	$0.12 per $1,000 of Face Amount
Additional Coverage	$0.18 per $1,000 of discounted Net Amount At Risk	$0.12 per $1,000 of Face Amount
ABR Coverage	$0.18 per $1,000 of discounted Net Amount At Risk	$0

For the first Policy month, assuming a discounted Net Amount At Risk of $290,000, and the following Policy descriptions, the maximum guaranteed cost of insurance and coverage charges will be:

Policy A
Coverage Components:
Basic Coverage = $300,000	Cost of insurance = $52.20
Additional Coverage = $0	Coverage charge = $36.00
ABR Coverage = $0

Policy B
Coverage Components:
Basic Coverage = $200,000	Cost of insurance = $52.20
Additional Coverage = $100,000	Coverage charge = $36.00
ABR Coverage = $0

Policy C
Coverage Components:
Basic Coverage = $100,000	Cost of insurance = $52.20
Additional Coverage = $100,000	Coverage charge = $24.00
ABR Coverage = $100,000

If you increase your Policy’s Face Amount, each additional Coverage Layer will have its own cost of insurance rate and coverage charge based upon the Insured’s Age and Risk Class at the time of the increase.

B-1

PACIFIC SELECT EXEC IV-NY	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Exec IV-NY variable life insurance policy is underwritten by Pacific Life & Annuity Company.
You’ll find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2010. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

You may obtain the current prospectus and SAI for any of the portfolios underlying the Variable Accounts by calling 1-800-347-7787.

If you ask us, we’ll provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us
Call, e-mail or write to us at:
Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103

1-888-595-6997
5 a.m. through 5 p.m. Pacific time
www.Pacificlifeandannuity.com

We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
1-866-398-0467
VULTransactions@pacificlife.com

How to Contact the SEC
You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.

Commission’s Public Reference Section
100 F Street, NE
Washington, D.C. 20549
1-202-551-8090
Website: www.sec.gov
e-mail: publicinfo@sec.gov

FINRA Public Disclosure program	FINRA provides investor protection education through its website and printed materials. The FINRA regulation website address is www.finra.org. An investor brochure that includes information describing the Public Disclosure program may be obtained from FINRA. The FINRA Public Disclosure hotline number is (800) 289-9999. FINRA does not charge a fee for the Public Disclosure program services.

SEC file number 811-05563
333-138906

Pacific Life & Annuity Company
Mailing address:
P.O. Box 2030
Omaha, NE 68103-2030

Visit us at our website: www.pacificlifeandannuity.com

85-27721-04 05/10

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

PACIFIC SELECT EXEC IV – NY

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Exec IV-NY is a variable life insurance policy offered by Pacific Life & Annuity Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2010, which is available without charge upon written or telephone request to PL&A. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life & Annuity Company
P.O. Box 2030
Omaha, NE 68103

1-888-595-6997

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MORE ON THE OPTIONAL RIDERS

There are five optional Riders that provide extra benefits. Ask your registered representative for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Annual Renewable and Convertible Term Rider

Provides annual renewable term insurance on any member of the Insured’s immediate family who is Age 79 or younger at the time the Rider is issued. We refer to each person insured under the Rider as a covered person. You have the flexibility to delete a covered person from the Rider, or, with satisfactory evidence of insurability, you may add a covered person. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any such addition of a covered person.

At any time while the Rider is in effect and before any covered person reaches Age 65, you may convert the Rider to a whole life or any higher premium plan we regularly issue at the time of the conversion. The Rider may also be converted during the first two years it is in effect, regardless of the covered person’s Age. If you convert the Rider, a new Policy will be issued on the covered person and coverage under the Rider will terminate.

The guaranteed monthly cost of insurance rates for each covered person will be shown in your Policy Specifications. Our current cost of insurance rates for the Rider are lower than the guaranteed rates.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when the last covered person reaches Age 80.

Children’s Term Rider

Provides term insurance until Age 25 on any child of the Insured, including a natural child, step-child or adopted child. To be eligible for coverage, the Insured must be Age 55 or younger, and the child must be Age 21 or younger at Policy issue and named in the application for this Rider or born or adopted thereafter. Newborn children are covered from 14 days of age. The term insurance under the Rider may be converted for a new policy on each child on the earlier of the child’s 25th birthday or the date the Insured becomes Age 65, as long as the child is still living. If the Insured dies before the conversion date, the term insurance on each child will become paid-up and a separate policy for the paid-up insurance will be issued with the child as owner. For each child, if you convert the Rider, or if paid-up insurance is issued, coverage for that child under the Rider will terminate. The monthly charge will be shown in your Policy Specifications.

Disability Benefit Rider

Provides a monthly addition to the Policy’s Accumulated Value when the Insured has a qualifying disability as stated in the Rider provisions, until he or she reaches Age 65. You may purchase the Rider only at Policy issue. The monthly charge for the Rider appears in your Policy Specifications.

This Rider is not available if you select a Waiver of Charges Rider.

The Rider will terminate on the earliest of your Written Request, on termination of this Policy, or when the Insured becomes Age 60.

Guaranteed Insurability Rider

Gives the right to buy additional insurance on the life of the Insured on specified dates without proof of insurability. The Rider is available for an Insured who is not in a substandard Risk Class and is Age 37 or younger when the Policy is issued. Subject to certain conditions, you may have some flexibility to change the option dates.

Charges and option dates for this Rider appear in your Policy Specifications. To add the additional insurance, we must receive your Written Request within 31 days of the option date for that additional coverage. The increase in Face Amount will take effect on the option date if the Insured is then living. Any option not exercised on its

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option date will expire. You elect to increase the Face Amount of one or more coverage components at the time you exercise an option.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or 31 days after the last option date.

Waiver of Charges Rider

Waives any monthly cost of insurance charges, administrative charges and M&E Risk Face Amount charges for the Policy, and any monthly cost of any Rider benefits which fall due while the Insured is totally disabled, under the provisions of the Rider. We will not waive any charges that are due more than one year before we receive proof of total disability, or which fall due before the Insured’s Age 5. The monthly charge for the Rider appears in your Policy Specifications.

The Rider is available for Insureds Age 55 or younger who are not in a substandard Risk Class. You may purchase the Rider at Policy issue or any time while the Policy is In Force. If you request to purchase the Rider after your Policy is issued, we may charge you an underwriting service fee of $100 at the time of your request. If regular evidence of insurability for new life insurance is being submitted, no additional evidence of insurability for a Waiver of Charges Rider is usually needed. If you apply for an increase in Face Amount under an insurability option or conversion option, and if the Waiver of Charges Rider was included in the original coverage, the evidence needed to include the Waiver of Charges Rider on the new insurance is a statement that the Insured is not totally disabled. Except as stated above, satisfactory evidence of insurability is required.

This Rider is not available if you select a Disability Benefit Rider.

The Rider will terminate (without affecting any claim for disability occurring before such termination) on the earliest of your Written Request, on lapse or termination of this Policy, or when the Insured reaches Age 60.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you’ve exceeded your Guideline Premium Limit, we may remove all or part of a premium you’ve paid from your Policy as of the day we applied it, and return it to you. We’ll adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.

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Unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract, we’ll remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We’ll also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we’ll hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we’ll return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we’ll adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We’ll automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you’ve selected.
•	We’ll process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more Accumulated Value in the Investment Option you’re transferring from
•	your Policy enters the grace period and is in danger of lapsing
•	we receive your Written Request to cancel the service
•	we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.

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•	You enroll in the service by sending us a Written Request or a completed Automatic Rebalancing Form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	Unless you choose a different start date, your first rebalancing will take place at the end of the Business Day we receive your request. Subsequent rebalancing will take place at the end of the Business Day on your Policy’s quarterly, semiannual or annual anniversary, depending on the interval you chose.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make monthly transfers from the Fixed Account to the Variable Investment Options or the Fixed LT Account during the first 12 Policy months from the date your initial premium is applied to your Policy. Here’s how the service works:

•	You enroll in the service when you apply for your Policy and include specific details on your application.
•	You choose a regular amount to be transferred every month for 12 months.
•	Transfers under the first year transfer service take place on your Policy’s Monthly Payment Date, starting on the first Monthly Payment Date following the Free Look Transfer Date.
•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed Account during the first 12 Policy months from the date your initial premium is applied to your Policy.
•	If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.
•	If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.
•	If there is Accumulated Value remaining in the Fixed Account at the end of the service, the transfer limitations for the Fixed Account will apply.
•	We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

WITHDRAWAL FEATURES

Automated Income Option

Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Here’s how the program works:

•	You can set up the income stream from your Policy on either a monthly or annual basis. Each scheduled income payment must be at least $500 if you choose to receive monthly payments, or $1,000 if you choose annual payments.
•	You may choose to receive either a fixed amount of income or an amount based on a fixed duration. Depending upon your objectives, you may wish to reduce your Face Amount or change your Policy’s Death Benefit Option in order to maximize your income.
•	You choose the scheduled income payment date. You may elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the Business Day before any income payment date.
•	If the scheduled income payment date falls on a weekend or holiday, the actual income payment date will be the Business Day before the scheduled income payment date.
•	The withdrawal or loan will be taken from your Policy’s Investment Options in proportion to the Accumulated Value in each Investment Option.

Upon our receipt of your AIO request form, we will run a hypothetical Illustration to determine if your request can be fulfilled, or if any adjustments will be necessary. We use the Illustration to test your Policy for the

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minimum Net Cash Surrender Value requirement. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest.

Illustrations generally will be run at an annual gross earnings rate chosen by you, not to exceed 10%. No earnings rate used is a guarantee or indication of actual earnings.

We will complete an AIO agreement form, and send it and the Illustration to your registered representative for delivery to you. The AIO agreement form will confirm your income payment amount, frequency and duration, and will also confirm your Policy’s cost basis and other information about your elections under the AIO program.

Unless you request otherwise, distributions under the AIO program will be taken first as withdrawals if not taxable, then they will be taken as loans.

Payments under the AIO program will begin as scheduled once we receive your signed AIO agreement form. We will send you a letter confirming the date and amount of the first income payment.

The income payments will usually remain constant during each income period, unless there is insufficient Net Cash Surrender Value to make a payment. The duration of each income period is one year, except that the first income period may differ depending on the following:

•	If the AIO program start date is six months or more from your next Policy Anniversary, the income period will end on the next Policy Anniversary. In this case, the first income period will last at least six months, but not more than one year.
•	If the AIO program start date is less than six months from your next Policy Anniversary, the income period will extend to the following Policy Anniversary. In this case, the first income period will last at least one year, but no more than 18 months.

After the first income period, and each year you remain in the AIO program, we will run an Illustration after each Policy Anniversary. The Illustration will generally be run at a rate chosen by you, not to exceed a gross annual rate of 10%. Your Policy must continue to have an illustrated Net Cash Surrender Value at the maturity date sufficient to meet the minimum Accumulated Value required to allow for payment of Policy charges, including Policy loan interest. There is no charge for Illustrations we run in connection with the AIO program. They do not count toward your one free Illustration per year.

We will send you a letter and the Illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.

Over time, your Policy’s actual performance, and perhaps your use of the Policy’s options are likely to vary from the assumptions used in the Illustrations. Changes in your Policy’s Investment Option allocations can impact your future values and income you receive. Your Policy may also be susceptible to lapse.

You are responsible to monitor your Policy’s Accumulated Value to ensure your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. You will not receive a notice to remind you of your scheduled premium payments while you are in the AIO program.

MORE ON POLICY CHARGES

Underwriting Methods and Nonstandard Ratings

We may require evidence of insurability if you request an increase in Face Amount of your Policy or certain Riders. We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.

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Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required.

If we determine from the application for insurance, or any later evidence of insurability, that the Insured presents a risk not accounted for by our standard Risk Classes, typically due to medical history, profession or hobby, we may still issue a Coverage Layer with higher or additional charges, referred to as a nonstandard rating. Most insurance companies have a similar process. The Policy charges may be multiplied by a nonstandard table factor. In certain cases, there may be an additional flat-rate charge for a period specified at the time the Coverage Layer is issued. If we determine that a nonstandard rating applies to your Coverage Layer, you will be notified of the applicable charges, inclusive of any additional rate or charge, at the time the Coverage Layer is issued.

Ask your registered representative for more detailed information regarding nonstandard ratings that may apply to your Policy due to medical history, profession or hobby.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.

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Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner.

Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

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Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

MORE ON PL&A AND THE POLICIES

How We’re Organized

PL&A was incorporated on September 20, 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the name PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, PL&A.

PL&A is a stockholder owned company. As such, purchasing and owning a PL&A policy does not confer any membership rights nor ownership rights in PL&A or in any other company affiliated with PL&A.

How Policies Are Administered

Pacific Life Insurance Company administers the Policies sold under this prospectus. At the end of 2009, Pacific Life had $214.9 billion of individual life insurance in force and total admitted assets of approximately $94.7 billion.

Pacific Life’s executive office is at 700 Newport Center Drive, Newport Beach, CA 92660.

Distribution arrangements

Pacific Select Distributors, Inc. (PSD), our affiliate, acts as the distributor of the Policies. PSD and PL&A are both indirect subsidiaries of Pacific Mutual Holding Company. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of FINRA. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. The aggregate amount of underwriting commissions paid to PSD with regard to this Policy in 2009, 2008 and 2007 was $82,359.07, $812,231.00 and $270,482.47 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is:

•	63% of premiums paid up to the first target premium in the first Policy Year
•	5% of premiums paid up to the first target premium after the first Policy Year
•	5% of the premiums paid under targets 2-3
•	2% of premiums paid in excess of the 3rd target premium.

A target premium is a hypothetical premium that is used only to calculate commissions. It varies with the Death Benefit Option you choose, the Age of the Insured on the Policy Date, and the gender (unless unisex rates are required) and Risk Class of the Insured. A Policy’s target premium will usually be less than, but generally does not exceed 105% of, the Policy’s guideline level premiums. Before you buy a Policy, you can ask us or your

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registered representative for a personalized Illustration that shows you the guideline single premium and guideline level premiums.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.20% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay expense allowances and additional cash compensation from their own resources in connection with the promotion and solicitation of applications for the Policies by some, but not all, broker-dealers. The range of expense allowances and additional cash compensation based on premium payments usually ranges from 32% to 49% of premiums paid in the first Policy Year up to the first target premium. For renewal years, the expense allowances and additional cash compensation can be as high as 6.5% on targets 2 and 3, 3% on targets 4-10, and 1% thereafter. Such additional compensation may give PL&A greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford PL&A a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

As of December 31, 2009, the following firms have arrangements in effect with PSD pursuant to which the firms entitled to receive a revenue sharing payment: American International Group, AIM Systems Inc, Advantage Capital Corporation, American General Securities Inc., Associated Securities, Benefit Funding Services, Commonwealth Financial Network, First Heartland Securities, First Financial Planners Securities, Financial Network Investment Corp., Financial Service Corp., Linsco Private Ledger , M Financial Holdings Inc., Multi Financial, Mutual Service Corp., Mutual Service Corp. of Texas, National Financial Partners & National Financial Partners Insurance Services Inc., National Planning Corp., Ogilvie Securities, Raymond James & Assoc., Raymond James Financial Services, Inc., Royal Alliance, Securities America, Sunamerica Securities, Suntrust Investment Services, United Planners, USA Advanced Planners, Walnut Street Securities, Waterstone Financial Group, Inc., and World Group Securities.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by PL&A or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by PL&A and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees

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of PL&A, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by PL&A or PSD. Additional expenses and promotional items may be paid for by PL&A and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on September 24, 1998 under Arizona law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

10

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Cash Management Variable Account

The “yield” (also called “current yield”) of the Cash Management Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Cash Management Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Cash Management portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will

11

fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Cash Management portfolio

Current yield for the Cash Management portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Cash Management portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield: [(Base Period Return + 1)(To the power of 365/7)] − 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a − b cd	+ 1)[6] − 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate Account as of December 31, 2009, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.

These are followed by the statements of financial condition of PL&A as of December 31, 2009 and 2008 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2009, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

Experts

The statements of financial condition of PL&A as of December 31, 2009 and 2008 and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2009 as well as the statements of assets and liabilities of each of the Variable Accounts of Pacific Select Exec Separate

12

Account as of December 31, 2009, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

13

Form No. 85-27722-04

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life & Annuity Company:
     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Select Exec Separate Account (the “Separate Account”) comprised of Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Money Market, Short Duration Bond, American Funds® Growth, American Funds Growth-Income, Comstock, Diversified Research, Equity, Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, American Funds Asset Allocation, Multi-Strategy, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Growth, Variable Account I, Variable Account II, Variable Account III, Variable Account V, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class III, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP Freedom 2020 Service Class 2, Fidelity VIP Freedom 2030 Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Value Strategies Service Class 2, Overseas Service Class (formerly named International Growth Service Class), INTECH Risk-Managed Core Service Class, Enterprise Service Class (formerly named Mid Cap Growth Service Class), Lazard Retirement U.S. Strategic Equity, Legg Mason ClearBridge Variable Mid Cap Core –Class II (formerly Legg Mason Partners Variable Mid Cap Core – Class II), MFS New Discovery Series Service Class, MFS Utilities Series Service Class, NACM Small Cap Class I, T. Rowe Price Blue Chip Growth – II, T. Rowe Price Equity Income – II, and Van Eck Worldwide Hard Assets Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2009, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2009 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2009, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 26, 2010

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2009

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Pacific Select Fund (Affiliated Mutual Fund)
Diversified Bond	Diversified Bond	23,758	$223,532	$226,732
Floating Rate Loan	Floating Rate Loan	9,037	75,041	66,183
High Yield Bond	High Yield Bond	81,238	463,290	492,437
Inflation Managed	Inflation Managed	101,982	1,107,081	1,128,403
Managed Bond	Managed Bond	138,259	1,496,322	1,532,701
Money Market	Money Market	180,548	1,821,593	1,821,976
Short Duration Bond	Short Duration Bond	51,321	485,170	476,085
American Funds® Growth	American Funds Growth	52,959	431,925	376,913
American Funds Growth-Income	American Funds Growth-Income	61,307	591,087	515,547
Comstock	Comstock	62,734	499,231	473,737
Diversified Research	Diversified Research	35,576	334,516	315,289
Equity	Equity	7,323	120,523	110,120
Equity Index	Equity Index	49,437	1,168,767	1,205,499
Focused 30	Focused 30	21,921	131,844	248,197
Growth LT	Growth LT	31,442	482,427	567,329
Large-Cap Growth	Large-Cap Growth	306,446	1,997,743	1,584,736
Large-Cap Value	Large-Cap Value	210,177	2,453,176	2,207,376
Long/Short Large-Cap	Long/Short Large-Cap	19,381	156,831	160,869
Main Street® Core	Main Street Core	50,243	851,568	845,776
Mid-Cap Equity	Mid-Cap Equity	96,056	1,121,128	1,155,183
Mid-Cap Growth	Mid-Cap Growth	199,476	1,663,987	1,502,662
Mid-Cap Value (1)	Mid-Cap Value	9,256	92,781	110,392
Small-Cap Equity	Small-Cap Equity	9,376	106,907	112,009
Small-Cap Growth	Small-Cap Growth	25,605	198,524	241,010
Small-Cap Index	Small-Cap Index	71,255	690,893	657,982
Small-Cap Value	Small-Cap Value	39,165	475,699	436,568
Emerging Markets	Emerging Markets	77,754	637,535	1,057,488
International Large-Cap	International Large-Cap	165,000	978,875	1,002,292
International Small-Cap	International Small-Cap	18,635	142,151	129,398
International Value	International Value	142,081	2,025,411	1,555,353
Health Sciences	Health Sciences	154,219	1,495,127	1,446,396
Real Estate	Real Estate	56,266	657,809	635,913
Technology	Technology	38,819	152,864	176,635
American Funds Asset Allocation (1)	American Funds Asset Allocation	21	254	264
Multi-Strategy	Multi-Strategy	30,124	376,316	321,055
Pacific Dynamix — Conservative Growth (1)	Pacific Dynamix - Conservative Growth	60	670	675
Pacific Dynamix — Growth (1)	Pacific Dynamix - Growth	13	154	153

	M Fund, Inc.
I	Brandes International Equity	983	10,457	11,375
II	Large-Cap Growth (2)	732	9,584	9,689
III	Frontier Capital Appreciation	909	15,722	18,603
V	Business Opportunity Value	1,025	11,154	9,742

	BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Class III	BlackRock Basic Value V.I. Class III	2,515	28,183	26,935
BlackRock Global Allocation V.I. Class III	BlackRock Global Allocation V.I. Class III	13,647	166,198	183,144

	Fidelity®Variable Insurance Products Funds
Fidelity VIP Contrafund® Service Class 2	Fidelity VIP Contrafund Service Class 2	13,688	327,819	277,726
Fidelity VIP Freedom 2020 Service Class 2	Fidelity VIP Freedom 2020 Service Class 2	8,380	64,381	79,441
Fidelity VIP Freedom 2030 Service Class 2	Fidelity VIP Freedom 2030 Service Class 2	1,391	9,936	12,523
Fidelity VIP Growth Service Class 2	Fidelity VIP Growth Service Class 2	394	12,434	11,735
Fidelity VIP Mid Cap Service Class 2	Fidelity VIP Mid Cap Service Class 2	5,612	157,930	140,856
Fidelity VIP Value Strategies Service Class 2	Fidelity VIP Value Strategies Service Class 2	936	6,042	7,273

	Janus Aspen Series
Overseas Service Class (3)	Janus Aspen Overseas Service Class (3)	2,543	129,679	114,617
INTECH Risk-Managed Core Service Class	Janus Aspen INTECH Risk-Managed Core Service Class	537	5,012	5,158
Enterprise Service Class (4)	Janus Aspen Enterprise Service Class (4)	1,121	40,486	33,516

	Lazard Retirement Series, Inc.
Lazard Retirement U.S. Strategic Equity (1)	Lazard Retirement U.S. Strategic Equity	24	200	199

See Notes to Financial Statements	See explanation of references on page SA-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT
SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 2009

Variable Accounts	Underlying Portfolios/Funds	Shares	Cost	Value

	Legg Mason ClearBridge Variable Equity Trust
Legg Mason ClearBridge Variable Mid Cap Core — Class II (5)	Legg Mason ClearBridge Variable Mid Cap Core - Class II (5)	315	$2,669	$3,431

	MFS® Variable Insurance Trust
MFS New Discovery Series Service Class	MFS New Discovery Series Service Class	1,097	9,753	14,319
MFS Utilities Series Service Class	MFS Utilities Series Service Class	5,792	161,022	131,193

	Premier VIT
NACM Small Cap Class I	NACM Small Cap Class I	1,249	20,506	19,351

	T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth — II	T. Rowe Price Blue Chip Growth - II	12,632	115,325	120,009
T. Rowe Price Equity Income — II	T. Rowe Price Equity Income - II	4,679	82,613	82,404

	Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets	Van Eck Worldwide Hard Assets	9,000	252,549	263,342

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

(2)	Formerly named Turner Core Growth Portfolio.

(3)	Formerly named International Growth Service Class Variable Account and Janus Aspen International Growth Service Class Portfolio.

(4)	Formerly named Mid Cap Growth Service Class Variable Account and Janus Aspen Mid Cap Growth Service Class Portfolio.

(5)	Formerly named Legg Mason Partners Variable Mid Cap Core — Class II Variable Account and Legg Mason Partners Variable Mid Cap Core — Class II Portfolio.

     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., Fidelity and Contrafund are registered trademarks of FMR Corp., and MFS is a registered trademark of MFS Fund Distributors, Inc.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

	Variable Accounts
	Diversified	Floating	High Yield	Inflation	Managed	Money	Short Duration
	Bond	Rate Loan	Bond	Managed	Bond	Market	Bond

ASSETS
Investments in affiliated mutual funds, at value	$226,732	$66,183	$492,437	$1,128,403	$1,532,701	$1,821,976	$476,085
Receivables:
Due from Pacific Life & Annuity Company	46	9	5,048	258	1,812	484	98

Total Assets	226,778	66,192	497,485	1,128,661	1,534,513	1,822,460	476,183

LIABILITIES
Payables:
Fund shares purchased	46	9	5,048	258	1,812	482	98
Other	—	—	—	1	—	—	2

Total Liabilities	46	9	5,048	259	1,812	482	100

NET ASSETS	$226,732	$66,183	$492,437	$1,128,402	$1,532,701	$1,821,978	$476,083

Units Outstanding	20,242	7,672	31,709	62,410	80,437	143,190	40,837

Accumulation Unit Value	$11.20	$8.63	$15.53	$18.08	$19.05	$12.72	$11.66

Cost of Investments	$223,532	$75,041	$463,290	$1,107,081	$1,496,322	$1,821,593	$485,170

	American Funds	American Funds		Diversified		Equity	Focused
	Growth	Growth-Income	Comstock	Research	Equity	Index	30

ASSETS
Investments in affiliated mutual funds, at value	$376,913	$515,547	$473,737	$315,289	$110,120	$1,205,499	$248,197
Receivables:
Due from Pacific Life & Annuity Company	3,368	239	180	222	43	660	61

Total Assets	380,281	515,786	473,917	315,511	110,163	1,206,159	248,258

LIABILITIES
Payables:
Fund shares purchased	3,367	239	180	222	43	659	61
Other	—	2	—	—	—	—	1

Total Liabilities	3,367	241	180	222	43	659	62

NET ASSETS	$376,914	$515,545	$473,737	$315,289	$110,120	$1,205,500	$248,196

Units Outstanding	33,576	48,728	47,503	28,369	16,546	134,155	14,345

Accumulation Unit Value	$11.23	$10.58	$9.97	$11.11	$6.66	$8.99	$17.30

Cost of Investments	$431,925	$591,087	$499,231	$334,516	$120,523	$1,168,767	$131,844

	Growth	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap
	LT	Growth	Value	Large-Cap	Core	Equity	Growth

ASSETS
Investments in affiliated mutual funds, at value	$567,329	$1,584,736	$2,207,376	$160,869	$845,776	$1,155,183	$1,502,662
Receivables:
Due from Pacific Life & Annuity Company	1,037	303	1,095	29	916	622	4,270

Total Assets	568,366	1,585,039	2,208,471	160,898	846,692	1,155,805	1,506,932

LIABILITIES
Payables:
Fund shares purchased	1,035	303	1,095	29	916	622	4,268
Other	—	3	3	—	—	—	—

Total Liabilities	1,035	306	1,098	29	916	622	4,268

NET ASSETS	$567,331	$1,584,733	$2,207,373	$160,869	$845,776	$1,155,183	$1,502,664

Units Outstanding	86,664	225,607	195,415	19,105	93,379	66,029	152,061

Accumulation Unit Value	$6.55	$7.02	$11.30	$8.42	$9.06	$17.50	$9.88

Cost of Investments	$482,427	$1,997,743	$2,453,176	$156,831	$851,568	$1,121,128	$1,663,987

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2009

	Variable Accounts
	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Emerging	International
	Value	Equity	Growth	Index	Value	Markets	Large-Cap

ASSETS
Investments in affiliated mutual funds, at value	$110,392	$112,009	$241,010	$657,982	$436,568	$1,057,488	$1,002,292
Receivables:
Due from Pacific Life & Annuity Company	27	82	3,667	903	3,192	4,895	1,070

Total Assets	110,419	112,091	244,677	658,885	439,760	1,062,383	1,003,362

LIABILITIES
Payables:
Fund shares purchased	27	82	3,667	903	3,192	4,836	1,065
Other	1	—	—	—	—	—	—

Total Liabilities	28	82	3,667	903	3,192	4,836	1,065

NET ASSETS	$110,391	$112,009	$241,010	$657,982	$436,568	$1,057,547	$1,002,297

Units Outstanding	7,573	8,146	30,161	47,590	21,577	28,423	77,344

Accumulation Unit Value	$14.58	$13.75	$7.99	$13.83	$20.23	$37.21	$12.96

Cost of Investments	$92,781	$106,907	$198,524	$690,893	$475,699	$637,535	$978,875

	International	International	Health	Real		American Funds	Multi-
	Small-Cap	Value	Sciences	Estate	Technology	Asset Allocation	Strategy

ASSETS
Investments in affiliated mutual funds, at value	$129,398	$1,555,353	$1,446,396	$635,913	$176,635	$264	$321,055
Receivables:
Due from Pacific Life & Annuity Company	167	723	150	877	93	—	235

Total Assets	129,565	1,556,076	1,446,546	636,790	176,728	264	321,290

LIABILITIES
Payables:
Fund shares purchased	167	723	150	877	93	—	235
Other	—	1	1	1	—	—	—

Total Liabilities	167	724	151	878	93	—	235

NET ASSETS	$129,398	$1,555,352	$1,446,395	$635,912	$176,635	$264	$321,055

Units Outstanding	17,918	164,212	102,572	27,747	25,384	20	34,566

Accumulation Unit Value	$7.22	$9.47	$14.10	$22.92	$6.96	$12.98	$9.29

Cost of Investments	$142,151	$2,025,411	$1,495,127	$657,809	$152,864	$254	$376,316

	Pacific
	Dynamix -	Pacific					BlackRock
	Conservative	Dynamix -					Basic Value
	Growth	Growth	I	II	III	V	V.I. Class III

ASSETS
Investments in affiliated mutual funds, at value	$675	$153	$—	$—	$—	$—	$—
Investments in mutual funds, at value	—	—	11,375	9,689	18,603	9,742	26,935

Total Assets	675	153	11,375	9,689	18,603	9,742	26,935

NET ASSETS (1)	$675	$153	$11,375	$9,689	$18,603	$9,742	$26,935

Units Outstanding	59	12	1,253	806	1,278	806	2,832

Accumulation Unit Value	$11.43	$12.43	$9.08	$12.03	$14.55	$12.09	$9.51

Cost of Investments	$670	$154	$10,457	$9,584	$15,722	$11,154	$28,183

(1)	No outstanding liabilities for each of the variable accounts as of December 31, 2009.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2009

	Variable Accounts
	BlackRock	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP
	Global Allocation	Contrafund	Freedom 2020	Freedom 2030	Growth	Mid Cap	Value Strategies
	V.I. Class III	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

ASSETS
Investments in mutual funds, at value	$183,144	$277,726	$79,441	$12,523	$11,735	$140,856	$7,273
Receivables:
Due from Pacific Life & Annuity Company	20	67	—	—	18	390	—

Total Assets	183,164	277,793	79,441	12,523	11,753	141,246	7,273

LIABILITIES
Payables:
Fund shares purchased	20	66	—	—	18	390	—

Total Liabilities	20	66	—	—	18	390	—

NET ASSETS	$183,144	$277,727	$79,441	$12,523	$11,735	$140,856	$7,273

Units Outstanding	13,597	25,040	9,359	1,582	1,309	12,932	806

Accumulation Unit Value	$13.47	$11.09	$8.49	$7.91	$8.96	$10.89	$9.02

Cost of Investments	$166,198	$327,819	$64,381	$9,936	$12,434	$157,930	$6,042

				Lazard	Legg Mason
		INTECH Risk-		Retirement	ClearBridge Variable	MFS New	MFS
	Overseas	Managed Core	Enterprise	U.S. Strategic	Mid Cap	Discovery Series	Utilities Series
	Service Class (1)	Service Class	Service Class (2)	Equity	Core - Class II (3)	Service Class	Service Class

ASSETS
Investments in mutual funds, at value	$114,617	$5,158	$33,516	$199	$3,431	$14,319	$131,193
Receivables:
Due from Pacific Life & Annuity Company	46	—	—	—	—	—	19

Total Assets	114,663	5,158	33,516	199	3,431	14,319	131,212

LIABILITIES
Payables:
Fund shares purchased	45	—	—	—	—	—	19

Total Liabilities	45	—	—	—	—	—	19

NET ASSETS	$114,618	$5,158	$33,516	$199	$3,431	$14,319	$131,193

Units Outstanding	11,196	657	3,731	26	400	1,525	14,257

Accumulation Unit Value	$10.24	$7.85	$8.98	$7.75	$8.57	$9.39	$9.20

Cost of Investments	$129,679	$5,012	$40,486	$200	$2,669	$9,753	$161,022

	NACM	T. Rowe Price	T. Rowe Price	Van Eck
	Small Cap	Blue Chip	Equity	Worldwide
	Class I	Growth - II	Income - II	Hard Assets

ASSETS
Investments in mutual funds, at value	$19,351	$120,009	$82,404	$263,342
Receivables:
Due from Pacific Life & Annuity Company	—	6,295	19	3,252

Total Assets	19,351	126,304	82,423	266,594

LIABILITIES
Payables:
Fund shares purchased	—	6,295	18	3,252

Total Liabilities	—	6,295	18	3,252

NET ASSETS	$19,351	$120,009	$82,405	$263,342

Units Outstanding	3,008	12,101	8,497	14,166

Accumulation Unit Value	$6.43	$9.92	$9.70	$18.59

Cost of Investments	$20,506	$115,325	$82,613	$252,549

(1)	Formerly named International Growth Service Class Variable Account.

(2)	Formerly named Mid Cap Growth Service Class Variable Account.

(3)	Formerly named Legg Mason Partners Variable Mid Cap Core — Class II Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2009

	Variable Accounts
	Diversified	Floating	High Yield	Inflation	Managed	Money	Short Duration
	Bond	Rate Loan	Bond	Managed	Bond	Market	Bond

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$7,522	$2,672	$33,790	$41,689	$98,317	$3,203	$15,337

Net Investment Income	7,522	2,672	33,790	41,689	98,317	3,203	15,337

REALIZED GAIN (LOSS) ON AFFILIATED MUTUAL FUND INVESTMENTS
Realized loss on sale of mutual fund investments	(5,089)	(3,645)	(40,770)	(14,874)	(6,918)	(2,479)	(10,236)
Capital gain distributions from mutual fund investments	—	—	—	39,931	101,656	—	—

Realized Gain (Loss)	(5,089)	(3,645)	(40,770)	25,057	94,738	(2,479)	(10,236)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	24,216	12,881	149,909	121,710	90,212	1,452	37,620

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,649	$11,908	$142,929	$188,456	$283,267	$2,176	$42,721

	American Funds	American Funds		Diversified		Equity	Focused
	Growth	Growth-Income	Comstock	Research	Equity	Index	30

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$395	$5,424	$5,736	$4,750	$909	$18,188	$—

Net Investment Income	395	5,424	5,736	4,750	909	18,188	—

REALIZED GAIN (LOSS) ON AFFILIATED MUTUAL FUND INVESTMENTS
Realized loss on sale of mutual fund investments	(86,198)	(27,126)	(71,084)	(34,004)	(9,252)	(90,132)	(29,124)
Capital gain distributions from mutual fund investments	75,660	43,473	—	—	—	—	—

Realized Gain (Loss)	(10,538)	16,347	(71,084)	(34,004)	(9,252)	(90,132)	(29,124)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	116,815	98,422	187,647	108,968	36,964	347,119	115,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,672	$120,193	$122,299	$79,714	$28,621	$275,175	$86,293

	Growth	Large-Cap	Large-Cap	Long/Short	Main Street	Mid-Cap	Mid-Cap
	LT	Growth	Value	Large-Cap	Core	Equity	Growth

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$5,045	$792	$39,537	$1,070	$11,389	$11,492	$4,242

Net Investment Income	5,045	792	39,537	1,070	11,389	11,492	4,242

REALIZED GAIN (LOSS) ON AFFILIATED MUTUAL FUND INVESTMENTS
Realized loss on sale of mutual fund investments	(24,585)	(148,521)	(63,861)	(5,513)	(75,916)	(164,094)	(50,561)
Capital gain distributions from mutual fund investments	—	—	—	—	—	—	1,854

Realized Loss	(24,585)	(148,521)	(63,861)	(5,513)	(75,916)	(164,094)	(48,707)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	176,034	626,026	448,451	37,634	261,068	496,370	606,899

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$156,494	$478,297	$424,127	$33,191	$196,541	$343,768	$562,434

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2009

	Variable Accounts
	Mid-Cap	Small-Cap	Small-Cap	Small-Cap	Small-Cap	Emerging	International
	Value (1)	Equity	Growth	Index	Value	Markets	Large-Cap

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$632	$706	$—	$6,781	$9,255	$7,568	$13,689

Net Investment Income	632	706	—	6,781	9,255	7,568	13,689

REALIZED GAIN (LOSS) ON AFFILIATED MUTUAL FUND INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	37	(3,027)	(26,437)	(101,819)	(19,124)	(73,968)	(157,697)
Capital gain distributions from mutual fund investments	8,071	—	—	43,599	—	132,531	—

Realized Gain (Loss)	8,108	(3,027)	(26,437)	(58,220)	(19,124)	58,563	(157,697)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	17,611	25,872	105,155	218,370	104,181	433,332	425,466

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,351	$23,551	$78,718	$166,931	$94,312	$499,463	$281,458

	International	International	Health	Real		American Funds	Multi-
	Small-Cap	Value	Sciences	Estate	Technology	Asset Allocation (1)	Strategy

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$1,568	$31,020	$1,494	$10,518	$—	$4	$15,179

Net Investment Income	1,568	31,020	1,494	10,518	—	4	15,179

REALIZED GAIN (LOSS) ON AFFILIATED MUTUAL FUND INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(10,765)	(172,303)	(47,536)	(58,423)	(15,298)	—	(26,012)
Capital gain distributions from mutual fund investments	—	—	—	4,622	—	—	—

Realized Gain (Loss)	(10,765)	(172,303)	(47,536)	(53,801)	(15,298)	—	(26,012)

CHANGE IN UNREALIZED APPRECIATION ON AFFILIATED MUTUAL FUND INVESTMENTS	39,141	487,535	358,456	207,099	77,345	10	67,256

NET INCREASEIN NET ASSETS RESULTING FROM OPERATIONS	$29,944	$346,252	$312,414	$163,816	$62,047	$14	$56,423

	Pacific
	Dynamix -	Pacific
	Conservative	Dynamix -
	Growth (1)	Growth (1)

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$7	$1

Net Investment Income	7	1

REALIZED GAIN (LOSS) ON AFFILIATED MUTUAL FUND INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	—	—
Capital gain distributions from mutual fund investments	6	4

Realized Gain	6	4

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON AFFILIATED MUTUAL FUND INVESTMENTS	5	(1)

NET INCREASEIN NET ASSETS RESULTING FROM OPERATIONS	$18	$4

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2009

	Variable Accounts
					BlackRock	BlackRock	Fidelity VIP
					Basic Value	Global Allocation	Contrafund
	I	II	III	V	V.I. Class III	V.I. Class III	Service Class 2

INVESTMENT INCOME
Dividends from mutual fund investments	$248	$55	$7	$72	$439	$3,144	$2,782

Net Investment Income	248	55	7	72	439	3,144	2,782

REALIZED GAIN (LOSS) ON MUTUAL FUND INVESTMENTS
Realized loss on sale of mutual fund investments	(867)	(552)	(687)	(484)	(2,118)	(3,420)	(24,458)
Capital gain distributions from mutual fund investments	—	—	—	—	—	—	68

Realized Loss	(867)	(552)	(687)	(484)	(2,118)	(3,420)	(24,390)

CHANGE IN UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	3,232	3,227	6,764	2,377	7,915	30,303	97,002

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,613	$2,730	$6,084	$1,965	$6,236	$30,027	$75,394

	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP		INTECH Risk-
	Freedom 2020	Freedom 2030	Growth	Mid Cap	Value Strategies	Overseas	Managed Core
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class (1)	Service Class

INVESTMENT INCOME
Dividends from mutual fund investments	$2,232	$226	$21	$544	$22	$388	$48

Net Investment Income	2,232	226	21	544	22	388	48

REALIZED GAIN (LOSS) ON MUTUAL FUND INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	99	(29)	(1,533)	(6,008)	(2,653)	(8,747)	(616)
Capital gain distributions from mutual fund investments	900	78	9	636	—	2,717	—

Realized Gain (Loss)	999	49	(1,524)	(5,372)	(2,653)	(6,030)	(616)

CHANGE IN UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	14,453	2,946	4,476	44,517	5,496	56,852	1,486

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,684	$3,221	$2,973	$39,689	$2,865	$51,210	$918

		Lazard	Legg Mason
		Retirement	ClearBridge	MFS New	MFS	NACM	T. Rowe Price
	Enterprise	U.S. Strategic	Variable Mid Cap	Discovery Series	Utilities Series	Small Cap	Blue Chip
	Service Class (2)	Equity (3)	Core - Class II (4)	Service Class	Service Class	Class I	Growth - II

INVESTMENT INCOME
Dividends from mutual fund investments	$—	$1	$4	$—	$5,127	$9	$—

Net Investment Income	—	1	4	—	5,127	9	—

REALIZED GAIN (LOSS) ON MUTUAL FUND INVESTMENTS
Realized gain (loss) on sale of mutual fund investments	(811)	—	(9)	(466)	(9,578)	(1,001)	(5,202)
Capital gain distributions from mutual fund investments	—	—	—	—	—	—	—

Realized Gain (Loss)	(811)	—	(9)	(466)	(9,578)	(1,001)	(5,202)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON MUTUAL FUND INVESTMENTS	11,046	(1)	871	6,090	36,820	4,083	39,801

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,235	$—	$866	$5,624	$32,369	$3,091	$34,599

(1)	Formerly named International Growth Service Class Variable Account.

(2)	Formerly named Mid Cap Growth Service Class Variable Account.

(3)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

(4)	Formerly named Legg Mason Partners Variable Mid Cap Core - Class II Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2009

	Variable Accounts
	T. Rowe Price	Van Eck
	Equity	Worldwide
	Income - II	Hard Assets

INVESTMENT INCOME
Dividends from mutual fund investments	$1,256	$513

Net Investment Income	1,256	513

REALIZED GAIN (LOSS) ON MUTUAL FUND INVESTMENTS
Realized loss on sale of mutual fund investments	(6,616)	(19,244)
Capital gain distributions from mutual fund investments	—	1,016

Realized Loss	(6,616)	(18,228)

CHANGE IN UNREALIZED APPRECIATION ON MUTUAL FUND INVESTMENTS	23,837	112,700

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,477	$94,985

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Diversified Bond		Floating Rate Loan		High Yield Bond

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,522	$8,475	$2,672	$3,787	$33,790	$35,116
Realized loss	(5,089)	(8,247)	(3,645)	(4,778)	(40,770)	(13,827)
Change in unrealized appreciation (depreciation) on investments	24,216	(16,878)	12,881	(18,862)	149,909	(121,943)

Net Increase (Decrease) in Net Assets Resulting from Operations	26,649	(16,650)	11,908	(19,853)	142,929	(100,654)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	30,279	39,842	9,708	12,514	70,215	74,843
Transfers between variable and fixed accounts, net	(7,272)	83,768	7,553	18,163	18,586	6,995
Policy maintenance charges	(25,610)	(22,603)	(8,653)	(7,063)	(71,046)	(57,988)
Policy benefits and terminations	(2,592)	(12,615)	(913)	(5,498)	(5,976)	(70,853)
Other	(2,585)	(2,533)	(676)	(97)	(2,896)	48,821

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(7,780)	85,859	7,019	18,019	8,883	1,818

NET INCREASE (DECREASE) IN NET ASSETS	18,869	69,209	18,927	(1,834)	151,812	(98,836)

NET ASSETS
Beginning of Year	207,863	138,654	47,256	49,090	340,625	439,461

End of Year	$226,732	$207,863	$66,183	$47,256	$492,437	$340,625

	Inflation Managed		Managed Bond		Money Market
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$41,689	$29,190	$98,317	$68,611	$3,203	$24,554
Realized gain (loss)	25,057	(23,619)	94,738	5,163	(2,479)	889
Change in unrealized appreciation (depreciation) on investments	121,710	(118,777)	90,212	(103,741)	1,452	(741)

Net Increase (Decrease) in Net Assets Resulting from Operations	188,456	(113,206)	283,267	(29,967)	2,176	24,702

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	164,670	176,763	191,452	189,584	1,370,530	3,038,682
Transfers between variable and fixed accounts, net	(3,151)	133,449	(328)	5,644	(402,896)	(2,487,129)
Policy maintenance charges	(134,278)	(124,181)	(173,382)	(166,865)	(314,842)	(164,977)
Policy benefits and terminations	(23,867)	(91,478)	(200,178)	(31,872)	(138,283)	(100)
Other	(13,208)	35,718	(24,388)	(219)	(85,522)	(26,606)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(9,834)	130,271	(206,824)	(3,728)	428,987	359,870

NET INCREASE (DECREASE) IN NET ASSETS	178,622	17,065	76,443	(33,695)	431,163	384,572

NET ASSETS
Beginning of Year	949,780	932,715	1,456,258	1,489,953	1,390,815	1,006,243

End of Year	$1,128,402	$949,780	$1,532,701	1,456,258	$1,821,978	$1,390,815

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Short Duration Bond		American Funds Growth		American Funds Growth-Income
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$15,337	$20,766	$395	$2,207	$5,424	$6,670
Realized gain (loss)	(10,236)	(5,803)	(10,538)	39,438	16,347	9,100
Change in unrealized appreciation (depreciation) on investments	37,620	(44,162)	116,815	(217,262)	98,422	(213,146)

Net Increase (Decrease) in Net Assets Resulting from Operations	42,721	(29,199)	106,672	(175,617)	120,193	(197,376)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	64,329	76,397	90,305	94,295	98,297	103,292
Transfers between variable and fixed accounts, net	6,319	42,601	(25,620)	157,316	12,907	51,506
Policy maintenance charges	(47,403)	(48,408)	(50,008)	(46,347)	(55,584)	(52,996)
Policy benefits and terminations	(108,107)	(70,588)	(12,423)	(11,597)	(4,538)	(17,353)
Other	(4,564)	43,488	(8,565)	(10,503)	(13,721)	(646)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(89,426)	43,490	(6,311)	183,164	37,361	83,803

NET INCREASE (DECREASE) IN NET ASSETS	(46,705)	14,291	100,361	7,547	157,554	(113,573)

NET ASSETS
Beginning of Year	522,788	508,497	276,553	269,006	357,991	471,564

End of Year	$476,083	$522,788	$376,914	$276,553	$515,545	$357,991

	Comstock		Diversified Research		Equity
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,736	$12,080	$4,750	$3,994	$909	$624
Realized gain (loss)	(71,084)	(7,868)	(34,004)	44,880	(9,252)	11,093
Change in unrealized appreciation (depreciation) on investments	187,647	(248,161)	108,968	(203,625)	36,964	(68,932)

Net Increase (Decrease) in Net Assets Resulting from Operations	122,299	(243,949)	79,714	(154,751)	28,621	(57,215)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	76,721	109,919	50,069	82,458	15,759	19,916
Transfers between variable and fixed accounts, net	18,782	61,786	(23,904)	4,275	472	9,429
Policy maintenance charges	(59,344)	(66,705)	(32,501)	(36,625)	(14,721)	(17,492)
Policy benefits and terminations	(95,615)	(21,577)	(3,356)	(7,084)	(1,691)	(537)
Other	(11,232)	(5,474)	(3,611)	(369)	(73)	(6,128)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(70,688)	77,949	(13,303)	42,655	(254)	5,188

NET INCREASE (DECREASE) IN NET ASSETS	51,611	(166,000)	66,411	(112,096)	28,367	(52,027)

NET ASSETS
Beginning of Year	422,126	588,126	248,878	360,974	81,753	133,780

End of Year	$473,737	$422,126	$315,289	$248,878	$110,120	$81,753

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Equity Index		Focused 30		Growth LT
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$18,188	$25,295	$—	$102	$5,045	$2,984
Realized gain (loss)	(90,132)	37,833	(29,124)	(4,732)	(24,585)	63,098
Change in unrealized appreciation (depreciation) on investments	347,119	(631,566)	115,417	(153,753)	176,034	(341,545)

Net Increase (Decrease) in Net Assets Resulting from Operations	275,175	(568,438)	86,293	(158,383)	156,494	(275,463)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	154,572	165,759	36,027	34,880	75,734	83,728
Transfers between variable and fixed accounts, net	97,606	95,614	(10,723)	51,594	14,220	74,265
Policy maintenance charges	(136,247)	(127,628)	(24,592)	(24,879)	(72,633)	(68,621)
Policy benefits and terminations	(140,601)	(129,968)	(1,905)	(9,730)	(9,506)	(7,608)
Other	(4,115)	73,722	2,379	(3,137)	(10,287)	(1,305)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(28,785)	77,499	1,186	48,728	(2,472)	80,459

NET INCREASE (DECREASE) IN NET ASSETS	246,390	(490,939)	87,479	(109,655)	154,022	(195,004)

NET ASSETS
Beginning of Year	959,110	1,450,049	160,717	270,372	413,309	608,313

End of Year	$1,205,500	$959,110	$248,196	$160,717	$567,331	$413,309

	Large-Cap Growth		Large-Cap Value		Long/Short Large-Cap (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$792	$—	$39,537	$40,118	$1,070	$568
Realized gain (loss)	(148,521)	391,771	(63,861)	47,382	(5,513)	(1,001)
Change in unrealized appreciation (depreciation) on investments	626,026	(1,563,711)	448,451	(997,673)	37,634	(33,597)

Net Increase (Decrease) in Net Assets Resulting from Operations	478,297	(1,171,940)	424,127	(910,173)	33,191	(34,030)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	95,870	109,179	171,332	171,495	22,962	12,487
Transfers between variable and fixed accounts, net	48,153	95,611	83,567	165,528	50,401	105,506
Policy maintenance charges	(98,200)	(101,858)	(160,834)	(150,947)	(16,248)	(6,722)
Policy benefits and terminations	(109,465)	(24,879)	(29,190)	(103,860)	(913)	(3,482)
Other	(3,484)	(2,614)	(14,043)	47,282	(2,291)	8

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(67,126)	75,439	50,832	129,498	53,911	107,797

NET INCREASE (DECREASE) IN NET ASSETS	411,171	(1,096,501)	474,959	(780,675)	87,102	73,767

NET ASSETS
Beginning of Year or Period	1,173,562	2,270,063	1,732,414	2,513,089	73,767	—

End of Year or Period	$1,584,733	$1,173,562	$2,207,373	$1,732,414	$160,869	$73,767

(1)	Operations commenced on May 2, 2008.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Main Street Core		Mid-Cap Equity (1)		Mid-Cap Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$11,389	$13,497	$11,492	$21,416	$4,242	$1,791
Realized gain (loss)	(75,916)	86,193	(164,094)	163,341	(48,707)	180,778
Change in unrealized appreciation (depreciation) on investments	261,068	(525,356)	496,370	(784,274)	606,899	(1,049,875)

Net Increase (Decrease) in Net Assets Resulting from Operations	196,541	(425,666)	343,768	(599,517)	562,434	(867,306)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	97,116	131,036	150,951	219,850	76,423	77,292
Transfers between variable and fixed accounts, net	(13,144)	53,462	(138,145)	96,630	29,342	15,624
Policy maintenance charges	(87,028)	(90,790)	(133,753)	(146,382)	(85,848)	(84,770)
Policy benefits and terminations	(40,732)	(21,288)	(11,727)	(24,285)	(4,252)	(29,102)
Other	(2,945)	14,585	(14,312)	(12,873)	(2,147)	(5,571)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(46,733)	87,005	(146,986)	132,940	13,518	(26,527)

NET INCREASE (DECREASE) IN NET ASSETS	149,808	(338,661)	196,782	(466,577)	575,952	(893,833)

NET ASSETS
Beginning of Year	695,968	1,034,629	958,401	1,424,978	926,712	1,820,545

End of Year	$845,776	$695,968	$1,155,183	$958,401	$1,502,664	$926,712

	Mid-Cap Value (2)		Small-Cap Equity		Small-Cap Growth
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$632		$706	$444	$—	$—
Realized gain (loss)	8,108		(3,027)	(685)	(26,437)	10,756
Change in unrealized appreciation (depreciation) on investments	17,611		25,872	(22,574)	105,155	(137,154)

Net Increase (Decrease) in Net Assets Resulting from Operations	26,351		23,551	(22,815)	78,718	(126,398)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	9,750		20,519	16,221	46,921	49,327
Transfers between variable and fixed accounts, net	84,531		11,238	52,360	3,030	65,522
Policy maintenance charges	(8,658)		(12,147)	(9,739)	(38,339)	(35,073)
Policy benefits and terminations	(632)		(385)	(2,080)	(2,292)	(7,232)
Other	(951)		(2,303)	82	(4,896)	(1,856)

Net Increase in Net Assets Derived from Policy Transactions	84,040		16,922	56,844	4,424	70,688

NET INCREASE (DECREASE) IN NET ASSETS	110,391		40,473	34,029	83,142	(55,710)

NET ASSETS
Beginning of Year or Period	—		71,536	37,507	157,868	213,578

End of Year or Period	$110,391		$112,009	$71,536	$241,010	$157,868

(1)	Formerly named Mid-Cap Value Variable Account.

(2)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Small-Cap Index		Small-Cap Value		Emerging Markets
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,781	$17,447	$9,255	$10,275	$7,568	$14,206
Realized gain (loss)	(58,220)	45,835	(19,124)	27,520	58,563	142,202
Change in unrealized appreciation (depreciation) on investments	218,370	(398,583)	104,181	(164,622)	433,332	(657,937)

Net Increase (Decrease) in Net Assets Resulting from Operations	166,931	(335,301)	94,312	(126,827)	499,463	(501,529)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	98,548	138,310	51,757	87,058	103,995	113,865
Transfers between variable and fixed accounts, net	(14,959)	(72,362)	20,563	(31,306)	22,550	105,197
Policy maintenance charges	(94,299)	(106,031)	(42,345)	(43,960)	(79,426)	(73,469)
Policy benefits and terminations	(102,368)	(79,507)	(9,257)	(66,156)	(66,741)	(45,474)
Other	(5,829)	45,011	(2,255)	38,942	(2,089)	19,774

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(118,907)	(74,579)	18,463	(15,422)	(21,711)	119,893

NET INCREASE (DECREASE) IN NET ASSETS	48,024	(409,880)	112,775	(142,249)	477,752	(381,636)

NET ASSETS
Beginning of Year	609,958	1,019,838	323,793	466,042	579,795	961,431

End of Year	$657,982	$609,958	$436,568	$323,793	$1,057,547	$579,795

	International Large-Cap		International Small-Cap		International Value
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$13,689	$24,456	$1,568	$2,488	$31,020	$54,760
Realized gain (loss)	(157,697)	223,851	(10,765)	(6,101)	(172,303)	37,842
Change in unrealized appreciation (depreciation) on investments	425,466	(699,452)	39,141	(54,877)	487,535	(1,181,287)

Net Increase (Decrease) in Net Assets Resulting from Operations	281,458	(451,145)	29,944	(58,490)	346,252	(1,088,685)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	140,007	155,991	22,938	23,566	124,695	143,315
Transfers between variable and fixed accounts, net	(32,763)	102,572	11,621	59,502	(33,732)	259,769
Policy maintenance charges	(109,134)	(111,647)	(14,262)	(12,295)	(110,486)	(121,117)
Policy benefits and terminations	(110,539)	(81,648)	(642)	(4,209)	(17,472)	(93,712)
Other	(20,655)	35,021	(1,965)	63	(7,500)	41,633

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(133,084)	100,289	17,690	66,627	(44,495)	229,888

NET INCREASE (DECREASE) IN NET ASSETS	148,374	(350,856)	47,634	8,137	301,757	(858,797)

NET ASSETS
Beginning of Year	853,923	1,204,779	81,764	73,627	1,253,595	2,112,392

End of Year	$1,002,297	$853,923	$129,398	$81,764	$1,555,352	$1,253,595

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Health Sciences		Real Estate		Technology
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,494	$18,359	$10,518	$26,502	$—	$188
Realized gain (loss)	(47,536)	188,503	(53,801)	189,215	(15,298)	33,061
Change in unrealized appreciation (depreciation) on investments	358,456	(681,524)	207,099	(514,006)	77,345	(156,913)

Net Increase (Decrease) in Net Assets Resulting from Operations	312,414	(474,662)	163,816	(298,289)	62,047	(123,664)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	53,969	71,922	67,768	92,658	30,058	32,002
Transfers between variable and fixed accounts, net	5,798	(5,455)	660	11,962	(9,356)	7,990
Policy maintenance charges	(77,872)	(79,280)	(56,613)	(65,275)	(26,663)	(27,748)
Policy benefits and terminations	(6,639)	(15,692)	(5,448)	(9,948)	(2,250)	(5,540)
Other	(23,531)	(23,670)	(5,824)	(559)	4,181	4,596

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(48,275)	(52,175)	543	28,838	(4,030)	11,300

NET INCREASE (DECREASE) IN NET ASSETS	264,139	(526,837)	164,359	(269,451)	58,017	(112,364)

NET ASSETS
Beginning of Year	1,182,256	1,709,093	471,553	741,004	118,618	230,982

End of Year	$1,446,395	$1,182,256	$635,912	$471,553	$176,635	$118,618

	American Funds				Pacific Dynamix -
	Asset Allocation (1)		Multi-Strategy		Conservative Growth (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4		$15,179	$471	$7
Realized gain (loss)	—		(26,012)	20,277	6
Change in unrealized appreciation (depreciation) on investments	10		67,256	(189,301)	5

Net Increase (Decrease) in Net Assets Resulting from Operations	14		56,423	(168,553)	18

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—		88,158	39,334	—
Transfers between variable and fixed accounts, net	258		11,346	1,676	678
Policy maintenance charges	(8)		(36,835)	(28,833)	(22)
Policy benefits and terminations	—		(2,402)	(3,201)	—
Other	—		(4,427)	566	1

Net Increase in Net Assets Derived from Policy Transactions	250		55,840	9,542	657

NET INCREASE (DECREASE) IN NET ASSETS	264		112,263	(159,011)	675

NET ASSETS
Beginning of Year or Period	—		208,792	367,803	—

End of Year or Period	$264		$321,055	$208,792	$675

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Pacific Dynamix - Growth (1)		I (2)		II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1		$248	$297	$55	$3
Realized gain (loss)	4		(867)	337	(552)	(12)
Change in unrealized appreciation (depreciation) on investments	(1)		3,232	(2,313)	3,227	(7,719)

Net Increase (Decrease) in Net Assets Resulting from Operations	4		2,613	(1,679)	2,730	(7,728)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	—		3,655	3,652	—	—
Transfers between variable and fixed accounts, net	229		—	5,134	—	1,482
Policy maintenance charges	(79)		(1,185)	(821)	(893)	(745)
Policy benefits and terminations	—		—	—	—	—
Other	(1)		—	6	—	(14)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	149		2,470	7,971	(893)	723

NET INCREASE (DECREASE) IN NET ASSETS	153		5,083	6,292	1,837	(7,005)

NET ASSETS
Beginning of Year or Periods	—		6,292	—	7,852	14,857

End of Year or Periods	$153		$11,375	$6,292	$9,689	$7,852

					BlackRock Basic Value
	III		V		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7	$—	$72	$6	$439	$506
Realized gain (loss)	(687)	87	(484)	150	(2,118)	(1,313)
Change in unrealized appreciation (depreciation) on investments	6,764	(5,524)	2,377	(4,944)	7,915	(7,442)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,084	(5,437)	1,965	(4,788)	6,236	(8,249)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	3,374	3,371	—	—	5,834	3,783
Transfers between variable and fixed accounts, net	—	4,853	—	1,482	493	14,468
Policy maintenance charges	(1,388)	(1,021)	(956)	(781)	(3,164)	(2,531)
Policy benefits and terminations	—	—	—	—	—	—
Other	—	(13)	—	(11)	—	(4)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,986	7,190	(956)	690	3,163	15,716

NET INCREASE (DECREASE) IN NET ASSETS	8,070	1,753	1,009	(4,098)	9,399	7,467

NET ASSETS
Beginning of Year	10,533	8,780	8,733	12,831	17,536	10,069

End of Year	$18,603	$10,533	$9,742	$8,733	$26,935	$17,536

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

(2)	Operations commenced on April 28, 2008.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	BlackRock Global Allocation		Fidelity VIP Contrafund		Fidelity VIP Freedom 2020
	V.I. Class III		Service Class 2		Service Class 2 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,144	$2,875	$2,782	$2,322	$2,232	$766
Realized gain (loss)	(3,420)	(6,703)	(24,390)	(33,951)	999	917
Change in unrealized appreciation (depreciation) on investments	30,303	(16,306)	97,002	(111,284)	14,453	607

Net Increase (Decrease) in Net Assets Resulting from Operations	30,027	(20,134)	75,394	(142,913)	17,684	2,290

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	47,040	15,604	32,948	40,537	9,306	2,290
Transfers between variable and fixed accounts, net	20,038	86,397	5,618	38,705	—	65,600
Policy maintenance charges	(16,566)	(12,932)	(27,283)	(33,839)	(17,335)	(391)
Policy benefits and terminations	(4,773)	—	(12,807)	(1,456)	—	—
Other	(590)	(3,526)	82	(3,488)	—	(3)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	45,149	85,543	(1,442)	40,459	(8,029)	67,496

NET INCREASE (DECREASE) IN NET ASSETS	75,176	65,409	73,952	(102,454)	9,655	69,786

NET ASSETS
Beginning of Year or Period	107,968	42,559	203,775	306,229	69,786	—

End of Year or Period	$183,144	$107,968	$277,727	$203,775	$79,441	$69,786

	Fidelity VIP Freedom 2030		Fidelity VIP Growth		Fidelity VIP Mid Cap
	Service Class 2 (2)		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$226	$150	$21	$98	$544	$306
Realized gain (loss)	49	274	(1,524)	(318)	(5,372)	12,434
Change in unrealized appreciation (depreciation) on investments	2,946	(359)	4,476	(8,239)	44,517	(70,300)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,221	65	2,973	(8,459)	39,689	(57,560)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	5,619	—	2,390	2,978	18,682	17,898
Transfers between variable and fixed accounts, net	—	5,421	(1,625)	2,486	584	10,216
Policy maintenance charges	(1,505)	(297)	(2,738)	(2,515)	(11,394)	(11,696)
Policy benefits and terminations	—	—	—	—	(878)	(225)
Other	(1)	—	35	44	(286)	79

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,113	5,124	(1,938)	2,993	6,708	16,272

NET INCREASE (DECREASE) IN NET ASSETS	7,334	5,189	1,035	(5,466)	46,397	(41,288)

NET ASSETS
Beginning of Year or Period	5,189	—	10,700	16,166	94,459	135,747

End of Year or Period	$12,523	$5,189	$11,735	$10,700	$140,856	$94,459

(1)	Operations commenced on December 1, 2008.

(2)	Operations commenced on November 6, 2008.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	Fidelity VIP Value Strategies		Overseas		INTECH Risk-Managed Core
	Service Class 2		Service Class(1)		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22	$39	$388	$962	$48	$26
Realized gain (loss)	(2,653)	240	(6,030)	11,806	(616)	(27)
Change in unrealized appreciation (depreciation) on investments	5,496	(4,080)	56,852	(73,773)	1,486	(1,447)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,865	(3,801)	51,210	(61,005)	918	(1,448)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,594	3,659	6,452	1,865	2,248	2,248
Transfers between variable and fixed accounts, net	176	15	(4,174)	67,196	—	—
Policy maintenance charges	(2,235)	(1,897)	(5,653)	(4,228)	(1,023)	(1,043)
Policy benefits and terminations	(457)	—	—	—	—	—
Other	(2)	—	1	572	(1)	(1)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	76	1,777	(3,374)	65,405	1,224	1,204

NET INCREASE (DECREASE) IN NET ASSETS	2,941	(2,024)	47,836	4,400	2,142	(244)

NET ASSETS
Beginning of Year	4,332	6,356	66,782	62,382	3,016	3,260

End of Year	$7,273	$4,332	$114,618	$66,782	$5,158	$3,016

	Enterprise		Lazard Retirement		Legg Mason ClearBridge Variable
	Service Class (2)		US Strategic Equity (3)		Mid Cap Core - Class II (4)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$22	$1		$4	$—
Realized gain (loss)	(811)	1,651	—		(9)	(13)
Change in unrealized appreciation (depreciation) on investments	11,046	(18,250)	(1)		871	(109)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,235	(16,577)	—		866	(122)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,315	2,264	79		417	207
Transfers between variable and fixed accounts, net	—	35,279	120		79	2,347
Policy maintenance charges	(1,681)	(1,691)	(—)		(278)	(84)
Policy benefits and terminations	—	—	—		—	—
Other	—	1	—		(2)	1

Net Increase in Net Assets Derived from Policy Transactions	634	35,853	199		216	2,471

NET INCREASE IN NET ASSETS	10,869	19,276	199		1,082	2,349

NET ASSETS
Beginning of Year or Periods	22,647	3,371	—		2,349	—

End of Year or Periods	$33,516	$22,647	$199		$3,431	$2,349

(1)	Formerly named International Growth Service Class Variable Account.

(2)	Formerly named Mid Cap Growth Service Class Variable Account.

(3)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

(4)	Formerly named Legg Mason Partners Variable Mid Cap Core — Class II Variable Account and its operations commenced on June 23, 2008.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008	2009	2008
	MFS New Discovery Series		MFS Utilities Series
	Service Class (1)		Service Class		NACM Small Cap Class I (2)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$5,127	$1,538	$9	$—
Realized gain (loss)	(466)	(2,248)	(9,578)	16,375	(1,001)	1,179
Change in unrealized appreciation (depreciation) on investments	6,090	(1,524)	36,820	(70,717)	4,083	(5,238)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,624	(3,772)	32,369	(52,804)	3,091	(4,059)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	2,474	—	5,079	6,363	5,162	7,136
Transfers between variable and fixed accounts, net	4,175	7,011	(4,395)	83,876	434	9,332
Policy maintenance charges	(918)	(276)	(6,499)	(5,634)	(1,010)	(742)
Policy benefits and terminations	—	—	(1,192)	—	—	—
Other	—	1	3	463	—	7

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	5,731	6,736	(7,004)	85,068	4,586	15,733

NET INCREASE IN NET ASSETS	11,355	2,964	25,365	32,264	7,677	11,674

NET ASSETS
Beginning of Year or Periods	2,964	—	105,828	73,564	11,674	—

End of Year or Periods	$14,319	$2,964	$131,193	$105,828	$19,351	$11,674

	T. Rowe Price		T. Rowe Price		Van Eck
	Blue Chip Growth - II		Equity Income - II		Worldwide Hard Assets
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$107	$1,256	$1,774	$513	$555
Realized gain (loss)	(5,202)	(1,942)	(6,616)	(17,682)	(18,228)	19,974
Change in unrealized appreciation (depreciation) on investments	39,801	(42,114)	23,837	(18,571)	112,700	(143,566)

Net Increase (Decrease) in Net Assets Resulting from Operations	34,599	(43,949)	18,477	(34,479)	94,985	(123,037)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Payments received from policyholders	25,764	21,947	13,468	20,455	46,651	45,301
Transfers between variable and fixed accounts, net	3,841	35,463	5,113	(9,602)	17,226	93,381
Policy maintenance charges	(10,571)	(8,892)	(9,959)	(14,693)	(36,298)	(32,133)
Policy benefits and terminations	(6,172)	—	(5,735)	—	(11,241)	(2,996)
Other	(29)	(13)	(1,444)	84	(687)	(10,174)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	12,833	48,505	1,443	(3,756)	15,651	93,379

NET INCREASE (DECREASE) IN NET ASSETS	47,432	4,556	19,920	(38,235)	110,636	(29,658)

NET ASSETS
Beginning of Year	72,577	68,021	62,485	100,720	152,706	182,364

End of Year	$120,009	$72,577	$82,405	$62,485	$263,342	$152,706

(1)	Operations commenced on July 17, 2008.

(2)	Formerly named OpCap Small Cap Variable Account and its operations commenced on March 17, 2008.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, expense ratios, investment income ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
Diversified Bond
2009	$11.20	20,242	$226,732	0.00%	3.68%	14.13%
2008	9.81	21,181	207,863	0.00%	4.40%	(7.80%)
2007	10.64	13,026	138,654	0.00%	4.99%	1.32%
05/05/2006 - 12/31/2006	10.51	5,806	60,995	0.00%	4.63%	5.06%

Floating Rate Loan
2009	$8.63	7,672	$66,183	0.00%	4.78%	24.31%
2008	6.94	6,810	47,256	0.00%	7.11%	(29.28%)
05/04/2007 - 12/31/2007	9.81	5,003	49,090	0.00%	6.30%	(1.89%)

High Yield Bond
2009	$15.53	31,709	$492,437	0.00%	7.81%	39.87%
2008	11.10	30,679	340,625	0.00%	8.35%	(22.20%)
2007	14.27	30,794	439,461	0.00%	7.62%	2.44%
2006	13.93	28,433	396,089	0.00%	7.39%	9.42%
2005	12.73	28,860	367,414	0.00%	7.02%	2.37%

Inflation Managed
2009	$18.08	62,410	$1,128,402	0.00%	4.15%	20.80%
2008	14.97	63,457	949,780	0.00%	2.83%	(9.34%)
2007	16.51	56,496	932,715	0.00%	4.28%	10.14%
2006	14.99	52,482	786,687	0.00%	3.95%	0.52%
2005	14.91	55,364	825,601	0.00%	3.12%	2.54%

Managed Bond
2009	$19.05	80,437	$1,532,701	0.00%	6.66%	21.01%
2008	15.75	92,481	1,456,258	0.00%	4.50%	(1.71%)
2007	16.02	93,005	1,489,953	0.00%	4.45%	8.53%
2006	14.76	88,435	1,305,374	0.00%	4.04%	4.81%
2005	14.08	90,148	1,269,619	0.00%	3.41%	2.63%

Money Market
2009	$12.72	143,190	$1,821,978	0.00%	0.23%	0.17%
2008	12.70	109,491	1,390,815	0.00%	2.30%	2.36%
2007	12.41	81,086	1,006,243	0.00%	4.85%	4.99%
2006	11.82	81,529	963,652	0.00%	4.52%	4.69%
2005	11.29	183,854	2,075,751	0.00%	2.80%	2.82%

Short Duration Bond
2009	$11.66	40,837	$476,083	0.00%	3.03%	8.66%
2008	10.73	48,726	522,788	0.00%	3.81%	(5.09%)
2007	11.31	44,980	508,497	0.00%	4.53%	4.47%
2006	10.82	41,628	450,491	0.00%	4.13%	4.27%
2005	10.38	38,525	399,849	0.00%	3.09%	1.57%

American Funds Growth
2009	$11.23	33,576	$376,914	0.00%	0.13%	38.86%
2008	8.08	34,210	276,553	0.00%	0.73%	(44.19%)
2007	14.48	18,573	269,006	0.00%	0.50%	11.93%
2006	12.94	14,912	192,959	0.00%	0.57%	9.81%
05/06/2005 - 12/31/2005	11.78	7,752	91,353	0.00%	0.77%	17.84%

American Funds Growth-Income
2009	$10.58	48,728	$515,545	0.00%	1.30%	30.74%
2008	8.09	44,237	357,991	0.00%	1.51%	(38.08%)
2007	13.07	36,082	471,564	0.00%	1.33%	4.66%
2006	12.49	30,749	383,993	0.00%	1.69%	14.77%
05/06/2005 - 12/31/2005	10.88	6,216	67,632	0.00%	1.87%	8.80%

Comstock
2009	$9.97	47,503	$473,737	0.00%	1.31%	28.68%
2008	7.75	54,466	422,126	0.00%	2.15%	(36.79%)
2007	12.26	47,965	588,126	0.00%	1.40%	(3.01%)
2006	12.64	37,776	477,583	0.00%	1.62%	16.33%
2005	10.87	30,445	330,856	0.00%	1.72%	4.36%

Diversified Research
2009	$11.11	28,369	$315,289	0.00%	1.79%	32.40%
2008	8.39	29,649	248,878	0.00%	1.19%	(39.07%)
2007	13.78	26,203	360,974	0.00%	0.74%	1.19%
2006	13.61	25,599	348,504	0.00%	0.69%	11.97%
2005	12.16	23,907	290,676	0.00%	0.43%	5.24%

Equity
2009	$6.66	16,546	$110,120	0.00%	1.00%	35.23%
2008	4.92	16,611	81,753	0.00%	0.54%	(41.12%)
2007	8.36	16,004	133,780	0.00%	0.26%	6.27%
2006	7.87	8,931	70,246	0.00%	0.38%	8.65%
2005	7.24	11,104	80,390	0.00%	0.30%	6.53%

See Notes to Financial Statements	See explanation of references on page SA-25

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
Equity Index
2009	$8.99	134,155	$1,205,500	0.00%	1.72%	26.36%
2008	7.11	134,873	959,110	0.00%	2.00%	(37.35%)
2007	11.35	127,748	1,450,049	0.00%	1.87%	5.23%
2006	10.79	136,263	1,469,853	0.00%	1.80%	15.52%
2005	9.34	135,236	1,262,812	0.00%	1.63%	4.67%

Focused 30
2009	$17.30	14,345	$248,196	0.00%	0.00%	50.43%
2008	11.50	13,974	160,717	0.00%	0.04%	(50.14%)
2007	23.07	11,721	270,372	0.00%	0.40%	31.84%
2006	17.50	10,986	192,211	0.00%	0.07%	23.71%
2005	14.14	12,174	172,168	0.00%	0.86%	22.07%

Growth LT
2009	$6.55	86,664	$567,331	0.00%	1.06%	37.28%
2008	4.77	86,675	413,309	0.00%	0.55%	(40.95%)
2007	8.08	75,327	608,313	0.00%	0.44%	15.63%
2006	6.98	75,815	529,505	0.00%	0.62%	9.72%
2005	6.37	75,437	480,202	0.00%	0.26%	7.68%

Large-Cap Growth (4)
2009	$7.02	225,607	$1,584,733	0.00%	0.06%	40.50%
2008	5.00	234,734	1,173,562	0.00%	0.00%	(50.47%)
2007	10.09	224,870	2,270,063	0.00%	0.00%	21.63%
2006	8.30	177,578	1,473,864	0.00%	0.21%	(3.82%)
2005	8.63	153,517	1,324,721	0.00%	0.40%	2.94%

Large-Cap Value
2009	$11.30	195,415	$2,207,373	0.00%	2.12%	23.13%
2008	9.17	188,843	1,732,414	0.00%	1.84%	(34.80%)
2007	14.07	178,620	2,513,089	0.00%	1.26%	3.54%
2006	13.59	162,919	2,213,817	0.00%	1.54%	17.58%
2005	11.56	83,243	962,041	0.00%	1.32%	6.16%

Long/Short Large-Cap
2009	$8.42	19,105	$160,869	0.00%	0.94%	27.56%
05/02/2008 - 12/31/2008	6.60	11,175	73,767	0.00%	1.08%	(35.04%)

Main Street Core
2009	$9.06	93,379	$845,776	0.00%	1.55%	29.36%
2008	7.00	99,397	695,968	0.00%	1.49%	(38.87%)
2007	11.45	90,329	1,034,629	0.00%	1.23%	4.40%
2006	10.97	73,634	807,870	0.00%	1.28%	15.18%
2005	9.53	75,919	723,179	0.00%	1.23%	5.99%

Mid-Cap Equity (5)
2009	$17.50	66,029	$1,155,183	0.00%	1.15%	39.65%
2008	12.53	76,504	958,401	0.00%	1.65%	(39.00%)
2007	20.54	69,388	1,424,978	0.00%	0.52%	(2.15%)
2006	20.99	115,535	2,424,822	0.00%	0.71%	14.97%
2005	18.25	103,278	1,885,331	0.00%	0.59%	8.87%

Mid-Cap Growth
2009	$9.88	152,061	$1,502,664	0.00%	0.36%	59.33%
2008	6.20	149,415	926,712	0.00%	0.12%	(48.36%)
2007	12.01	151,580	1,820,545	0.00%	0.76%	22.92%
2006	9.77	39,102	382,075	0.00%	0.27%	8.93%
2005	8.97	20,236	181,517	0.00%	0.00%	17.90%

Mid-Cap Value (6)
05/01/2009 - 12/31/2009	$14.58	7,573	$110,391	0.00%	1.00%	32.36%

Small-Cap Equity (7)
2009	$13.75	8,146	$112,009	0.00%	0.85%	30.22%
2008	10.56	6,775	71,536	0.00%	0.66%	(26.11%)
2007	14.29	2,625	37,507	0.00%	0.27%	6.04%
2006	13.48	1,163	15,668	0.00%	0.77%	18.68%
05/06/2005 - 12/31/2005	11.36	782	8,885	0.00%	1.11%	13.56%

Small-Cap Growth (8)
2009	$7.99	30,161	$241,010	0.00%	0.00%	47.44%
2008	5.42	29,129	157,868	0.00%	0.00%	(47.11%)
2007	10.25	20,842	213,578	0.00%	0.00%	15.10%
2006	8.90	18,493	164,649	0.00%	0.26%	5.07%
2005	8.47	18,081	153,212	0.00%	0.22%	2.66%

Small-Cap Index
2009	$13.83	47,590	$657,982	0.00%	1.10%	28.19%
2008	10.79	56,553	609,958	0.00%	2.01%	(35.03%)
2007	16.60	61,433	1,019,838	0.00%	1.29%	(2.02%)
2006	16.94	58,003	982,694	0.00%	1.44%	17.79%
2005	14.38	75,470	1,085,555	0.00%	0.47%	4.38%

See Notes to Financial Statements	See explanation of references on page SA-25

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
Small-Cap Value
2009	$20.23	21,577	$436,568	0.00%	2.60%	27.18%
2008	15.91	20,353	323,793	0.00%	2.51%	(28.23%)
2007	22.16	21,026	466,042	0.00%	2.12%	3.14%
2006	21.49	18,990	408,109	0.00%	2.43%	19.75%
2005	17.95	15,952	286,278	0.00%	1.46%	13.65%

Emerging Markets
2009	$37.21	28,423	$1,057,547	0.00%	0.94%	84.79%
2008	20.13	28,796	579,795	0.00%	1.68%	(47.68%)
2007	38.49	24,981	961,431	0.00%	0.74%	33.09%
2006	28.92	82,005	2,371,346	0.00%	0.79%	24.40%
2005	23.25	80,490	1,871,038	0.00%	1.09%	41.47%

International Large-Cap
2009	$12.96	77,344	$1,002,297	0.00%	1.54%	33.61%
2008	9.70	88,042	853,923	0.00%	2.27%	(35.35%)
2007	15.00	80,303	1,204,779	0.00%	1.59%	9.26%
2006	13.73	81,318	1,116,571	0.00%	2.85%	27.00%
2005	10.81	74,899	809,767	0.00%	0.86%	12.70%

International Small-Cap
2009	$7.22	17,918	$129,398	0.00%	1.53%	30.28%
2008	5.54	14,750	81,764	0.00%	2.74%	(47.84%)
2007	10.63	6,928	73,627	0.00%	1.27%	4.73%
05/05/2006 - 12/31/2006	10.15	5,195	52,713	0.00%	0.21%	1.47%

International Value
2009	$9.47	164,212	$1,555,352	0.00%	2.32%	28.00%
2008	7.40	169,416	1,253,595	0.00%	3.08%	(47.78%)
2007	14.17	149,065	2,112,392	0.00%	2.92%	6.24%
2006	13.34	58,270	777,218	0.00%	1.65%	25.69%
2005	10.61	56,589	600,536	0.00%	1.84%	9.43%

Health Sciences
2009	$14.10	102,572	$1,446,395	0.00%	0.12%	27.23%
2008	11.08	106,666	1,182,256	0.00%	1.23%	(28.16%)
2007	15.43	110,774	1,709,093	0.00%	0.00%	16.47%
2006	13.25	32,721	433,440	0.00%	0.00%	8.11%
2005	12.25	33,707	413,016	0.00%	0.00%	15.28%

Real Estate
2009	$22.92	27,747	$635,912	0.00%	2.18%	32.27%
2008	17.33	27,216	471,553	0.00%	3.78%	(39.99%)
2007	28.87	25,666	741,004	0.00%	0.57%	(16.16%)
2006	34.44	64,328	2,215,155	0.00%	3.19%	38.06%
2005	24.94	58,336	1,455,017	0.00%	0.96%	16.79%

Technology
2009	$6.96	25,384	$176,635	0.00%	0.00%	52.57%
2008	4.56	26,008	118,618	0.00%	0.10%	(51.64%)
2007	9.43	24,493	230,982	0.00%	0.05%	23.03%
2006	7.66	23,854	182,841	0.00%	0.00%	9.34%
2005	7.01	21,854	153,195	0.00%	0.00%	21.71%

American Funds Asset Allocation (6)
09/04/2009 - 12/31/2009	$12.98	20	$264	0.00%	8.23%	8.21%

Multi-Strategy
2009	$9.29	34,566	$321,055	0.00%	5.87%	23.00%
2008	7.55	27,649	208,792	0.00%	0.15%	(44.98%)
2007	13.73	26,797	367,803	0.00%	3.08%	4.34%
2006	13.15	23,774	312,736	0.00%	2.62%	11.68%
2005	11.78	25,856	304,541	0.00%	2.37%	3.78%

Pacific Dynamix—Conservative Growth (6)
09/04/2009 - 12/31/2009	$11.43	59	$675	0.00%	5.19%	4.74%

Pacific Dynamix — Growth (6)
10/12/2009 - 12/31/2009	$12.43	12	$153	0.00%	2.53%	2.29%

I
2009	$9.08	1,253	$11,375	0.00%	2.67%	25.28%
04/28/2008 - 12/31/2008	7.25	868	6,292	0.00%	9.55%	(36.65%)

II
2009	$12.03	806	$9,689	0.00%	0.65%	37.40%
2008	8.75	897	7,852	0.00%	0.02%	(48.97%)
2007	17.15	866	14,857	0.00%	0.39%	22.43%
2006	14.01	889	12,461	0.00%	0.60%	8.52%
2005	12.91	916	11,825	0.00%	0.43%	13.92%

See Notes to Financial Statements	See explanation of references on page SA-25

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
III
2009	$14.55	1,278	$18,603	0.00%	0.05%	48.61%
2008	9.79	1,075	10,533	0.00%	0.00%	(42.03%)
2007	16.89	520	8,780	0.00%	0.00%	11.92%
2006	15.10	534	8,056	0.00%	0.00%	16.35%
2005	12.98	550	7,130	0.00%	0.00%	15.13%

V
2009	$12.09	806	$9,742	0.00%	0.82%	24.58%
2008	9.71	900	8,733	0.00%	0.05%	(34.48%)
2007	14.81	866	12,831	0.00%	0.64%	5.44%
2006	14.05	889	12,497	0.00%	0.51%	13.89%
2005	12.34	916	11,299	0.00%	0.63%	7.81%

BlackRock Basic Value V.I. Class III (9)
2009	$9.51	2,832	$26,935	0.00%	2.08%	30.87%
2008	7.27	2,413	17,536	0.00%	3.39%	(36.91%)
2007	11.52	874	10,069	0.00%	2.26%	1.53%
06/07/2006 - 12/31/2006	11.34	216	2,453	0.00%	3.72%	13.44%

BlackRock Global Allocation V.I. Class III (9)
2009	$13.47	13,597	$183,144	0.00%	2.21%	20.92%
2008	11.14	9,692	107,968	0.00%	3.64%	(19.67%)
2007	13.87	3,069	42,559	0.00%	3.44%	16.75%
2006	11.88	2,402	28,527	0.00%	4.18%	16.40%
11/29/2005 - 12/31/2005	10.20	458	4,675	0.00%	See Note (10)	2.04%

Fidelity VIP Contrafund Service Class 2
2009	$11.09	25,040	$277,727	0.00%	1.19%	35.47%
2008	8.19	24,889	203,775	0.00%	0.80%	(42.69%)
2007	14.29	21,435	306,229	0.00%	0.85%	17.30%
2006	12.18	15,696	191,157	0.00%	0.85%	11.43%
10/12/2005 - 12/31/2005	10.93	1,707	18,658	0.00%	0.00%	9.29%

Fidelity VIP Freedom 2020 Service Class 2
2009	$8.49	9,359	$79,441	0.00%	3.22%	28.55%
12/01/2008 - 12/31/2008	6.60	10,569	69,786	0.00%	See Note (10)	9.93%

Fidelity VIP Freedom 2030 Service Class 2
2009	$7.91	1,582	$12,523	0.00%	2.32%	31.18%
11/06/2008 - 12/31/2008	6.03	860	5,189	0.00%	See Note (10)	0.31%

Fidelity VIP Growth Service Class 2
2009	$8.96	1,309	$11,735	0.00%	0.18%	27.96%
2008	7.00	1,528	10,700	0.00%	0.73%	(47.31%)
2007	13.29	1,216	16,166	0.00%	0.26%	26.66%
02/06/2006 - 12/31/2006	10.49	421	4,417	0.00%	0.00%	4.94%

Fidelity VIP Mid Cap Service Class 2
2009	$10.89	12,932	$140,856	0.00%	0.47%	39.75%
2008	7.79	12,120	94,459	0.00%	0.25%	(39.61%)
2007	12.90	10,519	135,747	0.00%	0.57%	15.34%
2006	11.19	5,799	64,881	0.00%	0.01%	12.40%
12/12/2005 - 12/31/2005	9.95	95	947	0.00%	0.00%	(0.46%)

Fidelity VIP Value Strategies Service Class 2
2009	$9.02	806	$7,273	0.00%	0.37%	57.15%
2008	5.74	755	4,332	0.00%	0.69%	(51.28%)
2007	11.79	539	6,356	0.00%	0.47%	5.44%
02/10/2006 - 12/31/2006	11.18	31	341	0.00%	0.00%	11.78%

Overseas Service Class (11)
2009	$10.24	11,196	$114,618	0.00%	0.42%	79.07%
2008	5.72	11,681	66,782	0.00%	1.13%	(52.23%)
05/02/2007 - 12/31/2007	11.97	5,213	62,382	0.00%	0.71%	17.82%

INTECH Risk-Managed Core Service Class
2009	$7.85	657	$5,158	0.00%	1.26%	22.55%
2008	6.41	471	3,016	0.00%	0.77%	(36.24%)
08/27/2007 - 12/31/2007	10.05	324	3,260	0.00%	1.01%	4.41%

Enterprise Service Class (12)
2009	$8.98	3,731	$33,516	0.00%	0.00%	44.44%
2008	6.22	3,642	22,647	0.00%	0.10%	(43.86%)
08/27/2007 - 12/31/2007	11.08	304	3,371	0.00%	0.09%	8.65%

Lazard Retirement U.S. Strategic Equity (6)
12/21/2009 - 12/31/2009	$7.75	26	$199	0.00%	See Note (13)	(0.09%)

Legg Mason ClearBridge Variable Mid Cap Core — Class II (14)
2009	$8.57	400	$3,431	0.00%	0.13%	35.81%
06/23/2008 - 12/31/2008	6.31	372	2,349	0.00%	0.00%	(34.32%)

See Notes to Financial Statements	See explanation of references on page SA-25

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Total Units	Total Net	Expense	Investment	Total
For Each Year or Period Ended	AUV	Outstanding	Assets	Ratio (1)	Income Ratio (2)	Return (3)
MFS New Discovery Series Service Class
2009	$9.39	1,525	$14,319	0.00%	0.00%	62.92%
07/17/2008 - 12/31/2008	5.76	514	2,964	0.00%	0.00%	(33.97%)

MFS Utilities Series Service Class
2009	$9.20	14,257	$131,193	0.00%	4.64%	32.87%
2008	6.93	15,280	105,828	0.00%	1.30%	(37.81%)
05/02/2007 - 12/31/2007	11.14	6,606	73,564	0.00%	0.00%	10.21%

NACM Small Cap Class I (15)
2009	$6.43	3,008	$19,351	0.00%	0.06%	15.58%
03/17/2008 - 12/31/2008	5.57	2,098	11,674	0.00%	0.00%	(32.23%)

T. Rowe Price Blue Chip Growth — II
2009	$9.92	12,101	$120,009	0.00%	0.00%	41.79%
2008	6.99	10,376	72,577	0.00%	0.13%	(42.65%)
2007	12.20	5,577	68,021	0.00%	0.12%	12.49%
2006	10.84	4,109	44,545	0.00%	0.26%	9.33%
11/21/2005 - 12/31/2005	9.92	733	7,272	0.00%	0.90%	(0.83%)

T. Rowe Price Equity Income — II
2009	$9.70	8,497	$82,405	0.00%	1.76%	25.25%
2008	7.74	8,070	62,485	0.00%	1.98%	(36.26%)
2007	12.15	8,291	100,720	0.00%	1.84%	3.03%
2006	11.79	2,585	30,474	0.00%	1.65%	18.65%
11/29/2005 - 12/31/2005	9.94	158	1,574	0.00%	5.23%	(0.62%)

Van Eck Worldwide Hard Assets
2009	$18.59	14,166	$263,342	0.00%	0.25%	57.54%
2008	11.80	12,941	152,706	0.00%	0.25%	(46.12%)
2007	21.90	8,326	182,364	0.00%	0.07%	45.36%
2006	15.07	3,956	59,608	0.00%	0.01%	24.49%
10/20/2005 - 12/31/2005	12.10	492	5,957	0.00%	0.00%	21.04%

(1)	The expense ratios represent annualized policy fees and expenses, if any, of the Separate Account for each period indicated. These ratios include only those expenses, if any, that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios/funds in which the variable accounts invest and charges made directly to policyholder accounts through the redemption of units (See Note 3 in Notes to Financial Statements).

(2)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios/funds, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) fees that are assessed against policyholder accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the variable accounts invest. The ratios for periods of less than one full year are annualized.

(3)	Total returns reflect changes in unit values of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E fees, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a policy which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(4)	Prior to January 1, 2006, Large-Cap Growth Variable Account was named Blue Chip Variable Account.

(5)	Prior to May 1, 2008, Mid-Cap Equity Variable Account was named Mid-Cap Value Variable Account.

(6)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

(7)	Prior to May 1, 2007, Small-Cap Equity Variable Account was named VN Small-Cap Value Variable Account.

(8)	Prior to May 1, 2007, Small-Cap Growth Variable Account was named Fasciano Small Equity Variable Account, and prior to May 1, 2005, the variable account was named Aggressive Equity Variable Account.

(9)	Prior to October 1, 2006, BlackRock Basic Value V.I. Class III and BlackRock Global Allocation V.I. Class III Variable Accounts were named Mercury Basic Value V.I. Class III and Mercury Global Allocation V.I. Class III Variable Accounts, respectively.

(10)	Subsequent to its commencement of operations on November 29, 2005, the BlackRock Global Allocation V.I. Class III Variable Account received its annual investment income distribution. The annualized investment income ratio was 25.20%. Prior to annualization, the ratio was 2.28%. Subsequent to its commencement of operations on December 1, 2008, the Fidelity VIP Freedom 2020 Service Class 2 Variable Account received its annual investment income distribution. The annualized investment income ratio was 42.33%. Prior to annualization, the ratio was 3.59%. Subsequent to its commencement of operations on November 6, 2008, the Fidelity VIP Freedom 2030 Service Class 2 Variable Account received its annual investment income distribution. The annualized investment income ratio was 27.29%. Prior to annualization, the ratio was 4.18%.

(11)	Prior to May 1, 2009, Overseas Service Class Variable Account was named International Growth Service Class Variable Account.

(12)	Prior to May 1, 2009, Enterprise Service Class Variable Account was named Mid Cap Growth Service Class Variable Account.

(13)	Subsequent to its commencement of operations on December 21, 2009, the Lazard Retirement U.S. Strategic Equity Variable Account received its annual investment income distribution. The annualized investment income ratio was 19.70%. Prior to annualization, the ratio was 0.54%.

(14)	Prior to November 2, 2009, Legg Mason ClearBridge Variable Mid Cap Core — Class II Variable Account was named Legg Mason Partners Variable Mid Cap Core — Class II Variable Account.

(15)	Prior to September 10, 2008, NACM Small Cap Class I Variable Account was named OpCap Small Cap Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2009 is comprised of sixty-six subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, an affiliated mutual fund (See Note 3), M Fund, Inc., BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Legg Mason ClearBridge Variable Equity Trust (formerly Legg Mason Partners Variable Equity Trust), MFS Variable Insurance Trust, Premier VIT, T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust (collectively, the “Funds”). Sixty of the sixty-six Variable Accounts are presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure. The remaining six Variable Accounts (see below) had no investments as of December 31, 2009 and therefore are not presented in the Schedule of Investments.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) five new Variable Accounts during 2009: the Mid-Cap Value, American Funds Asset Allocation, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Variable Accounts. The Mid-Cap Value, American Funds Asset Allocation, Pacific Dynamix - Conservative Growth, and Pacific Dynamix — Growth Variable Accounts commenced operations on May 1, 2009, September 4, 2009, September 4, 2009, and October 12, 2009, respectively. The Lazard Retirement US Strategic Equity Variable Account was organized prior to January 1, 2009 and commenced operations on December 21, 2009.
     There were no investments in the following six Variable Accounts as of December 31, 2009: Pacific Dynamix — Moderate Growth, Fidelity VIP Freedom Income Service Class 2, Fidelity VIP Freedom 2010 Service Class 2, Fidelity VIP Freedom 2015 Service Class 2, Fidelity VIP Freedom 2025 Service Class 2, and Legg Mason ClearBridge Variable Aggressive Growth – Class II (formerly Legg Mason Partners Variable Aggressive Growth – Class II).
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account was established by Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”) on September 24, 1998 and commenced operations on August 15, 2000. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of PL&A. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by PL&A, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of PL&A.
     The Separate Account funds individual flexible premium and last survivor flexible premium variable life insurance policies issued by PL&A. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     The Separate Account implemented the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) as the single source of authoritative accounting guidance under the Generally Accepted Accounting Principles Topic. The ASC does not create new accounting and reporting guidance, rather it reorganizes U.S. GAAP pronouncements into approximately 90 topics within a consistent structure. All guidance contained in the ASC carries an equal level of authority. The ASC changed how the Separate Account references U.S. GAAP in its notes to financial statements.
     In addition, the Separate Account implemented new guidance under ASC Topic 855, Subsequent Events (See disclosure in Note 8 for details).
     A. Valuation of Investments
     Investments in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of PL&A, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under current tax law, no Federal income taxes are expected to be paid by PL&A with respect to the operations of the Separate Account. PL&A will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
3. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS
     PL&A makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses PL&A assumes, cost of insurance, charges for optional benefits provided by rider and any applicable surrender charges. The mortality risk assumed by PL&A is the risk that those insured may die sooner than anticipated and therefore, PL&A will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the policies will exceed the amounts realized from the administrative charges assessed against the policies. The cost of insurance charge is the primary charge under the policy for the death benefit provided by PL&A which may vary by policy based on underwriting criteria. For some policies, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual policy. Most policies offer optional benefits that can be added to the policy by rider. The charges for riders can range depending on the individual policy. These fees are assessed directly to each policyholder account through a redemption of units and are recorded as policy maintenance charges in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by PL&A.
     In addition to charges and expenses described above, the Separate Account also indirectly bears a portion of the net operating expenses of the applicable Portfolios in which the Variable Accounts invest.
     With respect to variable life insurance policies funded by the Separate Account, PL&A makes certain deductions from premiums before amounts are allocated to the Separate Account to help pay costs of distributing the policies and to pay state and local premium taxes, any other taxes that might be imposed, and to compensate PL&A for certain costs or lost investment opportunities resulting from amortization and delayed recognition of certain policy expenses for Federal income tax purposes. These deductions are not reflected in the accompanying financial statements.
     The assets of certain Variable Accounts invest in shares of the corresponding Portfolios of Pacific Select Fund (“PSF”), an affiliated mutual fund. Each Portfolio of PSF pays advisory fees to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF’s Investment Advisory Agreement and pays service fees to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF’s Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF’s Agreement for Support Services for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 3 in Notes to the financial statements of PSF, which are provided separately. For the year ended December 31, 2009, PLFA received advisory fees from PSF at effective annual rates ranging from 0.05% to 0.90% which are on an annual percentage of average daily net assets of each Portfolio of PSF and PSD received a service fee of 0.20% from PSF based on an annual percentage of average daily net assets of each Portfolio of PSF.
4. RELATED PARTY AGREEMENT
     PSD serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases and proceeds from sales of investments for the year or periods ended December 31, 2009, were as follows:

Variable Accounts	Purchases	Sales
Diversified Bond	$37,643	$37,900
Floating Rate Loan	17,241	7,550
High Yield Bond	183,685	141,012
Inflation Managed	226,162	154,376
Managed Bond	371,222	378,074
Money Market	1,486,411	1,054,219
Short Duration Bond	97,559	171,646
American Funds Growth	167,879	98,135
American Funds Growth-Income	134,616	48,358
Comstock	78,868	143,820
Diversified Research	42,372	50,925
Equity	12,600	11,944
Equity Index	239,288	249,885
Focused 30	87,681	86,495
Growth LT	63,312	60,739
Large-Cap Growth	103,163	169,495
Large-Cap Value	209,769	119,399
Long/Short Large-Cap	66,511	11,530
Main Street Core	82,128	117,473
Mid-Cap Equity	112,902	248,396
Mid-Cap Growth	103,063	83,450
Mid-Cap Value (1)	100,855	8,112
Small-Cap Equity	27,058	9,430
Small-Cap Growth	58,898	54,474
Small-Cap Index	118,213	186,740
Small-Cap Value	61,695	33,976
Emerging Markets	282,630	164,270
International Large-Cap	106,351	225,747
International Small-Cap	34,817	15,559
International Value	145,683	159,156
Health Sciences	69,080	115,861
Real Estate	79,441	63,757
Technology	26,702	30,731
American Funds Asset Allocation (1)	254	—
Multi-Strategy	99,387	28,369
Pacific Dynamix — Conservative Growth (1)	670	—

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

Variable Accounts	Purchases	Sales
Pacific Dynamix — Growth (1)	$233	$79
I	3,854	1,136
II	55	893
III	3,333	1,340
V	72	956
BlackRock Basic Value V.I. Class III	6,011	2,409
BlackRock Global Allocation V.I. Class III	69,608	21,314
Fidelity VIP Contrafund Service Class 2	31,271	29,864
Fidelity VIP Freedom 2020 Service Class 2	7,901	12,799
Fidelity VIP Freedom 2030 Service Class 2	5,923	1,505
Fidelity VIP Growth Service Class 2	2,090	3,998
Fidelity VIP Mid Cap Service Class 2	17,432	9,544
Fidelity VIP Value Strategies Service Class 2	2,598	2,501
Overseas Service Class	9,310	9,580
INTECH Risk-Managed Core Service Class	2,296	1,023
Enterprise Service Class	1,964	1,330
Lazard Retirement U.S. Strategic Equity (1)	200	—
Legg Mason ClearBridge Variable Mid Cap Core — Class II	354	134
MFS New Discovery Series Service Class	7,532	1,800
MFS Utilities Series Service Class	9,495	11,373
NACM Small Cap Class I	5,471	876
T. Rowe Price Blue Chip Growth — II	26,412	13,579
T. Rowe Price Equity Income — II	16,942	14,243
Van Eck Worldwide Hard Assets	50,678	33,498
6. FAIR VALUE MEASUREMENTS
     Under ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), the Separate Account is required to characterize its holdings as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
Level 1 –	Quoted prices in active markets for identical holdings

Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 –	Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Separate Account’s holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2009, all of the Separate Account’s holdings as presented in the Schedule of Investments on pages SA-2 and SA-3 of this brochure were characterized as Level 1 as defined in ASC 820.
7. CHANGE IN UNITS OUTSTANDING
     The changes in units outstanding for the years or periods ended December 31, 2009 and 2008 were as follows:

	2009			2008
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Diversified Bond	5,897	(6,836)	(939)	15,944	(7,789)	8,155
Floating Rate Loan	3,076	(2,214)	862	3,823	(2,016)	1,807
High Yield Bond	13,555	(12,525)	1,030	11,067	(11,182)	(115)
Inflation Managed	16,303	(17,350)	(1,047)	32,569	(25,608)	6,961
Managed Bond	28,829	(40,873)	(12,044)	23,391	(23,915)	(524)
Money Market	203,222	(169,523)	33,699	83,532	(55,127)	28,405
Short Duration Bond	10,733	(18,622)	(7,889)	18,362	(14,616)	3,746
American Funds Growth	14,970	(15,604)	(634)	22,708	(7,071)	15,637
American Funds Growth-Income	14,699	(10,208)	4,491	19,381	(11,226)	8,155
Comstock	15,643	(22,606)	(6,963)	24,957	(18,456)	6,501
Diversified Research	7,400	(8,680)	(1,280)	11,318	(7,872)	3,446
Equity	3,189	(3,254)	(65)	5,952	(5,345)	607
Equity Index	43,908	(44,626)	(718)	35,559	(28,434)	7,125
Focused 30	8,445	(8,074)	371	8,174	(5,921)	2,253
Growth LT	19,272	(19,283)	(11)	24,911	(13,563)	11,348
Large-Cap Growth	30,409	(39,536)	(9,127)	30,425	(20,561)	9,864
Large-Cap Value	32,202	(25,630)	6,572	34,277	(24,054)	10,223
Long/Short Large-Cap (2)	11,334	(3,404)	7,930	12,679	(1,504)	11,175
Main Street Core	17,618	(23,636)	(6,018)	26,829	(17,761)	9,068
Mid-Cap Equity	14,768	(25,243)	(10,475)	24,454	(17,338)	7,116
Mid-Cap Growth	19,974	(17,328)	2,646	17,044	(19,209)	(2,165)
Mid-Cap Value (1)	8,560	(987)	7,573

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

(2)	Operations commenced on May 2, 2008.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	2009			2008
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Small-Cap Equity	3,148	(1,777)	1,371	5,664	(1,514)	4,150
Small-Cap Growth	12,675	(11,643)	1,032	16,047	(7,760)	8,287
Small-Cap Index	10,744	(19,707)	(8,963)	15,553	(20,433)	(4,880)
Small-Cap Value	5,289	(4,065)	1,224	8,952	(9,625)	(673)
Emerging Markets	8,125	(8,498)	(373)	10,011	(6,196)	3,815
International Large-Cap	18,646	(29,344)	(10,698)	26,290	(18,551)	7,739
International Small-Cap	8,024	(4,856)	3,168	11,061	(3,239)	7,822
International Value	26,532	(31,736)	(5,204)	42,873	(22,522)	20,351
Health Sciences	5,542	(9,636)	(4,094)	11,441	(15,549)	(4,108)
Real Estate	6,536	(6,005)	531	7,289	(5,739)	1,550
Technology	7,091	(7,715)	(624)	6,483	(4,968)	1,515
American Funds Asset Allocation (1)	21	(1)	20
Multi-Strategy	12,494	(5,577)	6,917	3,676	(2,824)	852
Pacific Dynamix — Conservative Growth (1)	61	(2)	59
Pacific Dynamix — Growth (1)	19	(7)	12
I (2)	541	(156)	385	962	(94)	868
II	—	(91)	(91)	96	(65)	31
III	325	(122)	203	635	(80)	555
V	—	(94)	(94)	100	(66)	34
BlackRock Basic Value V.I. Class III	830	(411)	419	1,903	(364)	1,539
BlackRock Global Allocation V.I. Class III	6,062	(2,157)	3,905	9,148	(2,525)	6,623
Fidelity VIP Contrafund Service Class 2	4,828	(4,677)	151	12,068	(8,614)	3,454
Fidelity VIP Freedom 2020 Service Class 2 (3)	1,244	(2,454)	(1,210)	10,630	(61)	10,569
Fidelity VIP Freedom 2030 Service Class 2 (4)	950	(228)	722	912	(52)	860
Fidelity VIP Growth Service Class 2	431	(650)	(219)	564	(252)	312
Fidelity VIP Mid Cap Service Class 2	2,687	(1,875)	812	4,178	(2,577)	1,601
Fidelity VIP Value Strategies Service Class 2	494	(443)	51	454	(238)	216
Overseas Service Class	836	(1,321)	(485)	7,142	(674)	6,468
INTECH Risk-Managed Core Service Class	344	(158)	186	271	(124)	147
Enterprise Service Class	330	(241)	89	3,520	(182)	3,338
Lazard Retirement US Strategic Equity (1)	26	—	26
Legg Mason ClearBridge Variable Mid Cap Core — Class II (5)	68	(40)	28	384	(12)	372
MFS New Discovery Series Service Class (6)	1,271	(260)	1,011	1,354	(840)	514
MFS Utilities Series Service Class	846	(1,869)	(1,023)	10,066	(1,392)	8,674
NACM Small Cap Class I (7)	1,098	(188)	910	2,199	(101)	2,098
T. Rowe Price Blue Chip Growth — II	3,726	(2,001)	1,725	6,461	(1,662)	4,799
T. Rowe Price Equity Income — II	2,533	(2,106)	427	5,626	(5,847)	(221)
Van Eck Worldwide Hard Assets	5,017	(3,792)	1,225	8,088	(3,473)	4,615

(1)	Operations commenced during 2009 (See Note 1 in Notes to Financial Statements).

(2)	Operations commenced on April 28, 2008.

(3)	Operations commenced on December 1, 2008.

(4)	Operations commenced on November 6, 2008.

(5)	Operations commenced on June 23, 2008.

(6)	Operations commenced on July 17, 2008.

(7)	Operations commenced on March 17, 2008.
8. SUBSEQUENT EVENTS
     Events or transactions occurring subsequent to December 31, 2009 through the date the financial statements were issued on February 26, 2010, have been evaluated by management in the preparation of the financial statements and no items were noted requiring additional disclosure. Management has not evaluated events after that date for presentation in these financial statements.

INDEPENDENT AUDITORS’ REPORT
Pacific Life & Annuity Company:
We have audited the accompanying statements of financial condition of Pacific Life & Annuity Company (the Company) as of December 31, 2009 and 2008, and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the financial statements, in 2009, the Company changed its method of accounting and reporting for other than temporary impairments of debt and equity securities.
March 26, 2010

Member of
Deloitte Touche Tohmatsu

PLA-1

Pacific Life & Annuity Company
STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2009	2008
	(In Thousands)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$1,726,888	$982,269
Equity securities available for sale, at estimated fair value	9,579	6,284
Mortgage loans	226,172	156,185
Policy loans	2,489	2,105
Other investments	41,627	77,642

TOTAL INVESTMENTS	2,006,755	1,224,485
Cash and cash equivalents	79,911	142,796
Deferred policy acquisition costs	90,068	95,164
Accrued investment income	24,110	14,904
Other assets	31,716	71,373
Separate account assets	1,454,212	1,009,497

TOTAL ASSETS	$3,686,772	$2,558,219

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$1,320,396	$1,098,093
Policyholder account balances	401,327	95,399
Other liabilities	48,083	20,727
Separate account liabilities	1,454,212	1,009,497

TOTAL LIABILITIES	3,224,018	2,223,716

Commitments and contingencies (Note 14)

Stockholder’s Equity:
Common stock — $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in capital	134,577	134,577
Retained earnings	296,107	229,090
Accumulated other comprehensive income (loss)	29,170	(32,064)

TOTAL STOCKHOLDER’S EQUITY	462,754	334,503

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$3,686,772	$2,558,219

See Notes to Financial Statements

PLA-2

Pacific Life & Annuity Company
STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2009	2008	2007
	(In Thousands)
REVENUES
Insurance premiums	$350,300	$242,734	$166,555
Policy fees	37,439	37,087	24,073
Net investment income	94,121	75,516	73,154
Net realized investment gain (loss)	97,807	(100,411)	(6,548)
Other than temporary impairments, consisting of $2,214 in total, net of $1,710 recognized in other comprehensive income (loss) for the year ended December 31, 2009	(504)	(8,581)	(2,917)
Other income	508	615	2,788

TOTAL REVENUES	579,671	246,960	257,105

BENEFITS AND EXPENSES
Policy benefits paid or provided	404,882	291,321	203,088
Interest credited to policyholder account balances	7,152	4,274	3,980
Commission expenses	50,935	21,003	15,350
Operating expenses	20,665	14,057	11,817

TOTAL BENEFITS AND EXPENSES	483,634	330,655	234,235

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	96,037	(83,695)	22,870
Provision (benefit) for income taxes	30,287	(31,944)	5,378

INCOME (LOSS) FROM CONTINUING OPERATIONS	65,750	(51,751)	17,492
Discontinued operations, net of taxes	(23)	(300)	(70)

NET INCOME (LOSS)	$65,727	($52,051)	$17,422

See Notes to Financial Statements

PLA-3

Pacific Life & Annuity Company
STATEMENTS OF STOCKHOLDER’S EQUITY

				Accumulated Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total
	(In Thousands)
BALANCES, JANUARY 1, 2007	$2,900	$134,509	$264,069	$24,278	$425,756
Comprehensive income (loss):
Net income			17,422		17,422
Unrealized loss on derivatives and securities available for sale, net				(9,371)	(9,371)

Total comprehensive income					8,051
Cumulative effect of adoption of new accounting principle, net of tax			(350)		(350)
Other equity adjustments		(58)			(58)

BALANCES, DECEMBER 31, 2007	2,900	134,451	281,141	14,907	433,399
Comprehensive loss:
Net loss			(52,051)		(52,051)
Unrealized loss on derivatives and securities available for sale, net				(46,971)	(46,971)

Total comprehensive loss					(99,022)
Other equity adjustments		126			126

BALANCES, DECEMBER 31, 2008	2,900	134,577	229,090	(32,064)	334,503
Cumulative effect of adoption of new accounting principle, net of tax			1,290	(1,290)	—

REVISED BALANCES, DECEMBER 31, 2008	2,900	134,577	230,380	(33,354)	334,503
Comprehensive income:
Net income			65,727		65,727
Unrealized gain on derivatives and securities available for sale, net				62,524	62,524

Total comprehensive income					128,251

BALANCES, DECEMBER 31, 2009	$2,900	$134,577	$296,107	$29,170	$462,754

See Notes to Financial Statements

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Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2009	2008	2007
	(In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) excluding discontinued operations	$65,750	($51,751)	$17,492
Adjustments to reconcile net income (loss) excluding discontinued operations to net cash provided by operating activities:
Undistributed (income) loss from other investments	6,136	4,177	(1,545)
Net accretion on fixed maturity securities	(6,407)	(6,559)	(5,454)
Depreciation and other amortization	332	4	194
Deferred income taxes	24,164	(20,796)	4,605
Net realized investment (gain) loss	(97,807)	100,411	6,548
Other than temporary impairments	504	8,581	2,917
Net change in deferred policy acquisition costs	1,410	(21,698)	(26,648)
Interest credited to policyholder account balances	7,152	4,274	3,980
Change in accrued investment income	(9,206)	(2,291)	(2,166)
Change in future policy benefits	309,472	214,586	151,817
Other operating activities, net	16,977	(12,501)	(767)

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	318,477	216,437	150,973
Net cash provided by (used in) operating activities of discontinued operations	59	227	(4,004)

NET CASH PROVIDED BY OPERATING ACTIVITIES	318,536	216,664	146,969

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(671,852)	(140,813)	(212,697)
Sales	27,193	4,435	80,581
Maturities and repayments	39,279	50,317	38,401
Repayments of mortgage loans	1,370	1,704	194
Fundings of mortgage loans	(70,525)	(65,562)	(51,431)
Other investing activity, net	(5,442)	12,540	7,475

NET CASH USED IN INVESTING ACTIVITIES	(679,977)	(137,379)	(137,477)

(Continued)
See Notes to Financial Statements

PLA-5

Pacific Life & Annuity Company
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2009	2008	2007
	(In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$423,891	$148,011	$138,800
Withdrawals	(125,335)	(147,908)	(132,532)

NET CASH PROVIDED BY FINANCING ACTIVITIES	298,556	103	6,268

Net change in cash and cash equivalents	(62,885)	79,388	15,760
Cash and cash equivalents, beginning of year	142,796	63,408	47,648

CASH AND CASH EQUIVALENTS, END OF YEAR	$79,911	$142,796	$63,408

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid (received), net	($2,779)	($4,366)	$10,124
Interest paid	$0	$0	$22

See Notes to Financial Statements

PLA-6

Pacific Life & Annuity Company
NOTES TO FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION AND DESCRIPTION OF BUSINESS
Pacific Life & Annuity Company (the Company) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life), a stock life insurance company domiciled in the state of Nebraska. The Company offers variable universal life (VUL) insurance, universal life (UL) insurance, term insurance, structured settlement annuities, and variable annuities. The Company is licensed to sell certain of its products in the state of New York.
BASIS OF PRESENTATION
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The Company prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements materially differ from those filed with regulatory authorities (Note 2).
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability:
•	The fair value of investments in the absence of quoted market values

•	Investment impairments

•	The fair value of and accounting for derivatives

•	The capitalization and amortization of deferred policy acquisition costs (DAC)

•	The liability for future policyholder benefits

•	Accounting for income taxes and the valuation of deferred income tax assets and liabilities and unrecognized tax benefits

•	Accounting for reinsurance transactions

•	Litigation and other contingencies
Certain reclassifications have been made to the 2008 and 2007 financial statements to conform to the 2009 financial statement presentation.
The Company has evaluated events subsequent to December 31, 2009 and through March 26, 2010, the date the financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these financial statements.
RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS
Effective September 30, 2009, the Company adopted the Financial Accounting Standards Board (FASB) Accounting Standards Codification (Codification) as the single source of authoritative U.S. GAAP. The Codification does not create new accounting and reporting guidance, rather it reorganized then-existing U.S. GAAP pronouncements into approximately 90 Topics within a consistent structure. All guidance in the Codification carries an equal level of authority. After the effective date of the Codification, all nongrandfathered accounting literature not included in the Codification is superseded and deemed nonauthoritative. Adoption of the Codification also changed how the Company references U.S. GAAP in its financial statements.
In April 2009, the FASB issued additional guidance under the Codification’s Fair Value Measurements and Disclosures Topic. This update relates to determining fair values when there is no active market or where the price inputs being used represent distressed sales. The Company early adopted this guidance on March 31, 2009. This update provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. Also included is guidance on

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identifying circumstances that indicate a transaction is not orderly. The adoption of this guidance resulted in an increase of $21.4 million to the estimated fair value and a resulting decrease of $21.4 million to gross unrealized investment loss of residential mortgage-backed securities (RMBS) as of March 31, 2009. As of December 31, 2009, the year to date effect of this adoption was an increase of $7.0 million to the estimated fair value and a decrease of $7.0 million to the gross unrealized investment loss of RMBS. See Note 8 for information on the Company’s fair value measurements and expanded disclosures.
In April 2009, the FASB issued additional guidance under the Codification’s Investments – Debt and Equity Securities Topic. For debt securities, this guidance replaces the management assertion that it has the intent and ability to hold an impaired debt security until recovery with the requirement that management assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an other than temporary impairment (OTTI) shall be recognized in earnings equal to the entire difference between the debt security’s amortized cost basis and its fair value at the reporting date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The update also changes the presentation in the financial statements of non credit related impairment amounts for instruments within its scope. When the entity asserts it does not have the intent to sell the security and it is more likely than not it will not have to sell the security before recovery of its amortized cost basis, only the credit related impairment losses are to be recognized in earnings and non credit losses are to be recognized in other comprehensive income (loss) (OCI). Additionally, this update provides for enhanced presentation and disclosure of OTTIs of debt and equity securities in the financial statements. The Company early adopted this guidance effective January 1, 2009, resulting in an after tax decrease to OCI of $1.3 million and an after tax increase to retained earnings of $1.3 million.
Effective January 1, 2007, the FASB issued additional guidance to the Codification’s Financial Services – Insurance Topic. This guidance governs the accounting for DAC on internal replacements on insurance and investment contracts. This guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The adoption of this guidance resulted in a reduction to DAC and the Company recorded a cumulative effect adjustment of $350,000, after tax, which was recorded as a reduction to retained earnings during the year ended December 31, 2007.
INVESTMENTS
Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of adjustments related to DAC, future policy benefits and deferred income taxes, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).
Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.
The Company’s available for sale securities are regularly assessed for OTTIs. If a decline in the estimated fair value of an available for sale security is deemed to be other than temporary, the OTTI is recorded equal to the difference between the estimated fair value and net carrying amount of the security. If the OTTI for a debt security is attributable to both credit and other factors, then the OTTI is bifurcated and the non credit related portion is recorded to OCI while the credit portion is recorded as a net realized investment loss. If the OTTI is related to credit factors only, it is recorded as a net realized investment loss.
The evaluation of OTTIs is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has rigorous controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTIs. The Company has an investment impairment committee comprised of investment and accounting professionals that reviews and evaluates securities for potential OTTIs at least on a quarterly basis.

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In evaluating whether a decline in value is other than temporary, the Company considers many factors including, but not limited to, the following: the extent and duration of the decline in value; the reasons for the decline (credit event, currency, or interest-rate related, including spread widening); the ability and intent to hold the investment for a period of time to allow for a recovery of value; and the financial condition of and near-term prospects of the issuer.
Analysis of the probability that all cash flows will be collected under the contractual terms of a fixed maturity security and determination as to whether the Company does not intend to sell the security and that it is more likely than not that the Company will not be required to sell the security before recovery of the investment were key factors in determining whether a fixed maturity security is other than temporarily impaired.
For mortgage-backed and asset-backed securities, scrutiny was placed on the performance of the underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.
In evaluating investment grade perpetual preferred securities, which do not have final contractual cash flows, the Company applied OTTI considerations used for debt securities, placing emphasis on the probability that all cash flows will be collected under the contractual terms of the security and the Company’s intent and ability to hold the security to allow for a recovery of value. Perpetual preferred securities are reported as equity securities as they are structured in equity form, but have significant debt-like characteristics, including periodic dividends, call features, and credit ratings and pricing similar to debt securities. The SEC Issues Letter Clarifying Other-Than-Temporary Impairment Guidance for Perpetual Preferred Securities issued on October 15, 2008 states that if an investor holds a perpetual preferred security with an estimated fair value below cost that is not attributable to the credit deterioration of the issuer, then the investor would not be required to recognize an OTTI by asserting that it has the intent and ability to continue holding the security for a sufficient period to allow for an anticipated recovery in market value.
Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).
Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and write-downs. Mortgage loans are considered to be impaired when management estimates that based upon current information and events, it is probable that the Company will not be able to collect amounts due according to the contractual terms of the mortgage loan agreement. For mortgage loans deemed to be impaired, a write-down is taken for the difference between the carrying amount and the Company’s estimate of the present value of the expected future cash flows discounted at the current market rate and recorded in net realized investment gain (loss). The Company had no impaired loans or write-downs during the years ended December 31, 2009, 2008 and 2007. Policy loans are stated at unpaid principal balances.
Other investments primarily consist of partnership and joint venture interests, derivative instruments and non-marketable equity securities. Partnership and joint venture interests where the Company does not have a controlling interest or a majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.
All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements (Note 5).
The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging

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relationship, the accumulated adjustment to the carrying value of the hedged item is amortized into net investment income, interest expense or interest credited to policyholder account balances over its remaining life.
CASH AND CASH EQUIVALENTS
Cash and cash equivalents include all investments with an original maturity of three months or less.
DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. DAC related to internally replaced contracts (as defined in the Codification’s Financial Services – Insurance Topic) is immediately written off to expense and any new deferrable expenses associated with the replacement are deferred if the contract modification substantially changes the contract. However, if the contract modification does not substantially change the contract, the existing DAC asset remains in place and any acquisition costs associated with the modification are immediately expensed. As of December 31, 2009 and 2008, the carrying value of DAC was $90.1 million and $95.2 million, respectively.
For UL, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins, and surrender charges over the estimated lives of the contracts. Actual gross margins or profits may vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.
Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.
A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to certain assumptions to the extent that actual or anticipated experience necessitates such a prospective change.
The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 0.5% to 8.0% of each deposit. The capitalized sales inducement balance included in the DAC asset was $9.0 million and $6.0 million as of December 31, 2009 and 2008, respectively.

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Components of DAC are as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Thousands)
Balance, January 1	$95,164	$72,719	$47,020
Cumulative pre-tax effect of adoption of new accounting principle			(538)
Additions:
Capitalized during the year	38,408	30,222	32,179
Amortization:
Allocated to commission expenses	(32,627)	(6,532)	(4,674)
Allocated to operating expenses	(7,191)	(1,992)	(857)

Total amortization	(39,818)	(8,524)	(5,531)
Allocated to OCI	(3,686)	747	(411)

Balance, December 31	$90,068	$95,164	$72,719

FUTURE POLICY BENEFITS
Annuity reserves, which consist primarily of structured settlement annuities, are equal to the present value of estimated future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses (Note 6). Interest rate assumptions ranged from 0.94% to 7.73%.
The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity guaranteed living benefits (GLBs) are considered embedded derivatives and are recorded in future policy benefits (Note 6).
Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves (URR), are recognized in revenue over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.
Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 3.0% to 7.7%. Future dividends for participating business are provided for in the liability for future policy benefits.
Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.
POLICYHOLDER ACCOUNT BALANCES
Policyholder account balances on UL and investment-type contracts, such as annuity and deposit liabilities, are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments (Note 6). Interest credited to these contracts primarily ranged from 2.00% to 9.00%.
REINSURANCE
The Company has ceded reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger risks, provide additional capacity for future growth, and assumed reinsurance agreements intended to offset reinsurance

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costs. As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance and yearly renewable term arrangements with this producer group’s reinsurance company.
All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.
Reinsurance accounting is utilized for ceded transactions when risk transfer provisions have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.
Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts. Prepaid reinsurance premiums, included in other assets, are premiums that are paid in advance for future coverage. Reinsurance recoverables, included in other assets, include balances due from reinsurance companies for paid and unpaid losses. Amounts receivable and payable are offset for account settlement purposes for contracts where the right of offset exists.
Reinsurance receivables primarily include amounts associated with the reinsurance of a terminated block of long-term disability. Reinsurance receivables were $0.7 million and $0.5 million as of December 31, 2009 and 2008, respectively. Reinsurance payables were $3.1 million and $5.2 million as of December 31, 2009 and 2008, respectively.
The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.
The components of insurance premiums presented in the statements of operations are as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Thousands)
Direct premiums	$347,184	$239,702	$166,645
Reinsurance ceded	(3,816)	(3,298)	(3,877)
Reinsurance assumed	6,932	6,330	3,787

Insurance premiums	$350,300	$242,734	$166,555

REVENUES, BENEFITS AND EXPENSES
Insurance premiums, annuity contracts with life contingencies and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for reserves and liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.
Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period and also includes the amortization of URR. The timing of policy fee revenue recognition is determined based on the nature of the fees. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.
DEPRECIATION AND AMORTIZATION
Certain other assets are depreciated or amortized on the straight-line method over periods ranging from three to 10 years. Depreciation and amortization of certain other assets are included in operating expenses.

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INCOME TAXES
The Company is taxed as a life insurance company for Federal income tax purposes and is included in the consolidated Federal income tax return of its ultimate parent, Pacific Mutual Holding Company (PMHC). The Company is allocated tax expense or benefit based principally on the effect of including its operations in the consolidated return under a tax sharing agreement. Amounts receivable under the tax sharing agreement as of December 31, 2009 and 2008 were $2.9 million and $11.5 million and are included in other assets. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.
CONTINGENCIES
Each reporting cycle the Company evaluates all identified contingent matters on an individual basis. A loss is recorded if probable and reasonably estimable. The Company establishes reserves for these contingencies at the best estimate, or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the range of losses. See Note 14.
SEPARATE ACCOUNTS
Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets are recorded at estimated fair value and represent legally segregated contract holder funds. A separate account liability is recorded equal to the amount of separate account assets. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the statements of operations or cash flows. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.
FAIR VALUE OF FINANCIAL INSTRUMENTS
The estimated fair value of financial instruments, disclosed in Notes 4, 5, and 8, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.
2.	STATUTORY FINANCIAL INFORMATION AND DIVIDEND RESTRICTIONS
STATUTORY ACCOUNTING PRACTICES
The Company prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis. The Company does not have any permitted statutory accounting practices.
STATUTORY NET INCOME (LOSS) AND SURPLUS
Statutory net income (loss) of the Company was $117.5 million, ($115.6) million and $1.9 million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory capital and surplus of the Company was $371.0 million and $287.8 million as of December 31, 2009 and 2008, respectively.
RISK-BASED CAPITAL
Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and

PLA-13

risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company’s actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2009 and 2008, the Company exceeded the minimum risk-based capital requirements.
DIVIDEND RESTRICTIONS
The maximum amount of ordinary dividends that can be paid by the Company to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2009 statutory results, the Company could pay $22.9 million in dividends to Pacific Life in 2010 without prior regulatory approval. No dividends were paid during 2009, 2008 and 2007.
OTHER
The Company has reinsurance contracts in place with a reinsurer whose financial stability has been deteriorating. In January 2009, the reinsurer’s domiciliary state regulator issued an order of supervision, which requires the regulator’s consent to any transaction outside the normal course of business. The Company will continue to monitor the events surrounding this reinsurer and evaluate its options to deal with any further deterioration of this reinsurer’s financial condition. As of December 31, 2009, statutory reserves ceded to this reinsurer were insignificant.
3.	DISCONTINUED OPERATIONS
On April 27, 2005 (Closing Date), the Company and Pacific Life sold their group insurance business to an unrelated third-party. The transaction is structured as a coinsurance arrangement whereby the Company and Pacific Life cedes to the buyer future premiums received for their existing group insurance business and the buyer assumes future claim liabilities following the Closing Date. Group insurance business liabilities arising prior to the Closing Date were not reinsured. The buyer also obtained renewal rights for the existing business as of the Closing Date.
Operating results of discontinued operations were as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Thousands)
Revenues	$4	$1	$572
Benefits and expenses	38	468	1,164

Loss from discontinued operations	(34)	(467)	(592)
Benefit from income taxes	(11)	(167)	(522)

Discontinued operations, net of taxes	($23)	($300)	($70)

Group insurance business liabilities consisted of other liabilities of $0.9 million and $1.4 million as of December 31, 2009 and 2008, respectively.

PLA-14

4.	INVESTMENTS
The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for credit related OTTIs. See Note 8 for information on the Company’s fair value measurement and disclosure.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
December 31, 2009:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,317	$14		$6,331
Obligations of states and political subdivisions	85,080	2,755	$3,281	84,554
Foreign governments	19,939	2,374		22,313
Corporate securities	1,266,877	93,354	28,232	1,331,999
RMBS	252,941	4,092	37,273	219,760
Commercial mortgage-backed securities	49,559	2,288	555	51,292
Other asset-backed securities	9,996	643		10,639

Total fixed maturity securities	$1,690,709	$105,520	$69,341	$1,726,888

Perpetual preferred securities	$11,129	$62	$1,614	$9,577
Other equity securities	3	1	2	2

Total equity securities	$11,132	$63	$1,616	$9,579

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Thousands)
December 31, 2008:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,113	$82		$6,195
Obligations of states and political subdivisions	32,005	286	$2,229	30,062
Corporate securities	768,794	29,877	63,506	735,165
RMBS	217,623	4,784	55,193	167,214
Commercial mortgage-backed securities	36,429	510	1,987	34,952
Other asset-backed securities	9,995		1,314	8,681

Total fixed maturity securities	$1,070,959	$35,539	$124,229	$982,269

Perpetual preferred securities	$11,319	$16	$5,057	$6,278
Other equity securities	3	6	3	6

Total equity securities	$11,322	$22	$5,060	$6,284

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The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2009, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities as borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
		(In Thousands)
Due in one year or less	$110,041	$1,404	$3,973	$107,472
Due after one year through five years	181,871	5,963	8,065	179,769
Due after five years through ten years	281,184	20,590	5,357	296,417
Due after ten years	805,117	70,540	14,118	861,539

	1,378,213	98,497	31,513	1,445,197
Mortgage-backed and asset-backed securities	312,496	7,023	37,828	281,691

Total	$1,690,709	$105,520	$69,341	$1,726,888

PLA-16

The following tables present the number of investments, estimated fair value and gross unrealized losses on investments where the estimated fair value has declined and remained continuously below the net carrying amount for less than twelve months and for twelve months or greater. Included in the tables are gross unrealized losses for fixed maturity securities available for sale and other securities, which include equity securities available for sale, cost method investments, and non-marketable securities.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Thousands)
December 31, 2009:
Obligations of states and political subdivisions	9	$37,446	$3,281
Corporate securities	84	412,717	28,232
RMBS	39	175,476	37,273
Commercial mortgage-backed securities	3	34,459	555

Total fixed maturity securities	135	660,098	69,341

Perpetual preferred securities	3	9,386	1,614
Other securities	7	3,215	1,030

Total other securities	10	12,601	2,644

Total	145	$672,699	$71,985

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Thousands)			(In Thousands)
December 31, 2009:
Obligations of states and political subdivisions	6	$25,987	$1,240	3	$11,459	$2,041
Corporate securities	48	274,772	5,615	36	137,945	22,617
RMBS	3	34,998	267	36	140,478	37,006
Commercial mortgage-backed securities	2	14,822	161	1	19,637	394

Total fixed maturity securities	59	350,579	7,283	76	309,519	62,058

Perpetual preferred securities				3	9,386	1,614
Other securities	6	2,159	363	1	1,056	667

Total other securities	6	2,159	363	4	10,442	2,281

Total	65	$352,738	$7,646	80	$319,961	$64,339

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	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses
		(In Thousands)
December 31, 2008:
Obligations of states and political subdivisions	4	$15,980	$2,229
Corporate securities	119	428,130	63,506
RMBS	37	125,098	55,193
Commercial mortgage-backed securities	3	32,906	1,987
Other asset-backed securities	1	8,681	1,314

Total fixed maturity securities	164	610,795	124,229

Perpetual preferred securities	3	5,943	5,057
Other securities	3	1,592	243

Total other securities	6	7,535	5,300

Total	170	$618,330	$129,529

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses
		(In Thousands)			(In Thousands)
December 31, 2008:
Obligations of states and political subdivisions	3	$11,739	$970	1	$4,241	$1,259
Corporate securities	57	227,751	22,596	62	200,379	40,910
RMBS	14	59,544	22,476	23	65,554	32,717
Commercial mortgage-backed securities	1	14,452	44	2	18,454	1,943
Other asset-backed securities	1	8,681	1,314

Total fixed maturity securities	76	322,167	47,400	88	288,628	76,829

Perpetual preferred securities	1	2,528	2,472	2	3,415	2,585
Other securities	1	1,469	225	2	123	18

Total other securities	2	3,997	2,697	4	3,538	2,603

Total	78	$326,164	$50,097	92	$292,166	$79,432

The Company has evaluated fixed maturity and other securities with gross unrealized losses and determined that the unrealized losses are temporary and that the Company does not intend to sell the securities and it is more likely than not that the Company will not be required to sell the securities before recovery of their net carrying amounts.
Prime mortgages are loans made to borrowers with strong credit histories, whereas sub-prime mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles. Alt-A mortgage lending is the origination of residential mortgage loans to customers who have good credit ratings, but have limited documentation for their source of income or some other standard input used to underwrite the mortgage loan. The slowing U.S. housing market, greater use of affordability mortgage products and relaxed underwriting standards by some originators for these loans have led to higher delinquency and loss rates, especially within the 2007 and 2006 vintage years.

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The table below illustrates the breakdown of non-agency RMBS and commercial mortgage-backed securities (CMBS) by investment rating from independent rating agencies and vintage year of the underlying collateral as of December 31, 2009.

	Net		Rating as % of	Vintage Breakdown
	Carrying	Estimated	Net Carrying	2004 and
Rating	Amount	Fair Value	Amount	Prior	2005	2006	2007	2008	2009
	($ In Thousands)
Prime RMBS:
AAA	$46,256	$41,528	29%	24%	5%
A	8,741	7,093	5%			4%	1%
BAA	64,365	48,546	41%		20%	21%
BA and below	39,512	27,313	25%		12%	6%	7%

Total	$158,874	$124,480	100%	24%	37%	31%	8%	0%	0%

Alt-A RMBS:
AAA	$10,373	$9,946	67%	34%	33%
BA and below	5,022	3,365	33%			17%	16%

Total	$15,395	$13,311	100%	34%	33%	17%	16%	0%	0%

Sub-prime RMBS:
AAA	$4,025	$3,555	100%	100%

Total	$4,025	$3,555	100%	100%	0%	0%	0%	0%	0%

CMBS:
AAA	$44,559	$46,340	90%	70%					20%
AA	5,000	4,952	10%						10%

Total	$49,559	$51,292	100%	70%	0%	0%	0%	0%	30%

PL&A is a member of Federal Home Loan Bank of San Francisco (FHLB). As of December 31, 2009, no assets are pledged as collateral. As of December 31, 2009, the Company holds $3.0 million of FHLB stock.
Major categories of investment income (loss) and related investment expense are summarized as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Thousands)
Fixed maturity securities	$86,396	$62,211	$56,684
Equity securities	842	963	765
Mortgage loans	11,098	8,288	4,718
Policy loans	80	73	78
Partnerships and joint ventures	(3,931)	2,433	9,826
Other	1,680	3,280	2,539

Gross investment income	96,165	77,248	74,610
Investment expense	2,044	1,732	1,456

Net investment income	$94,121	$75,516	$73,154

PLA-19

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2009	2008	2007
		(In Thousands)
Fixed maturity securities:
Gross gains on sales	$3,266	$684	$570
Gross losses on sales	(670)	(392)	(2,626)
Other	1,107	344	(3)

Total fixed maturity securities	3,703	636	(2,059)

Equity securities:
Gross gains on sales			482

Total equity securities			482

Variable annuity GLB embedded derivatives	87,168	(105,035)	(8,111)
Variable annuity GLB policy fees	7,633	4,292	3,642
Other derivatives	(754)	(365)	(66)
Trading securities	(15)	(8)	(60)
Mortgage loans		500	(145)
Other	72	(431)	(231)

Total	$97,807	($100,411)	($6,548)

The table below summarizes the OTTIs by security type (In Thousands):

	Recorded in	Included in
	Earnings	OCI	Total

Year ended December 31, 2009:
RMBS	$113	$1,710	$1,823
Perpetual preferred securities	158		158
Other investments	233		233

Total OTTIs	$504	$1,710	$2,214

Year ended December 31, 2008:
Corporate securities	$1,532
Perpetual preferred securities	5,308
Other equity securities	1,741

Total OTTIs	$8,581

PLA-20

In accordance with additional guidance under the Codification’s Investments – Debt and Equity Securities Topic effective January 1, 2009, the Company began recording the credit loss portion of OTTI adjustments in earnings and the portion related to other factors in OCI. The table below details the amount of OTTIs attributable to credit losses recorded in earnings for which a portion was recognized in OCI (In Thousands).

Cumulative credit loss, January 1, 2009	$0
Additions for credit impairments recognized on securities not previously other than temporarily impaired	113

Total additions	113

Total subtractions

Cumulative credit loss, December 31, 2009	$113

The table below presents separately the gross unrealized losses on investments for which OTTI has been recorded in earnings in current or prior periods and the gross unrealized losses on temporarily impaired investments for which no OTTI has been recorded.

	Gross Unrealized Losses
	OTTI	Non-OTTI
	Investments	Investments	Total
		(In Thousands)
December 31, 2009:
Obligations of states and political subdivisions	$124	$3,157	$3,281
Corporate securities		28,232	28,232
RMBS	1,710	35,563	37,273
CMBS		555	555

Total fixed maturity securities	$1,834	$67,507	$69,341

Perpetual preferred securities		$1,614	$1,614
Other equity securities		2	2

Total equity securities		$1,616	$1,616

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2009	2008	2007
		(In Thousands)
Available for sale securities:
Fixed maturity	$124,869	($103,799)	($13,866)
Equity	3,485	(4,149)	(1,818)

Total	$128,354	($107,948)	($15,684)

Trading securities	($4)	$33	($33)

As of December 31, 2009 and 2008, fixed maturity securities of $6.3 million and $6.2 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.
Mortgage loans totaled $226.2 million and $156.2 million as of December 31, 2009 and 2008, respectively. Mortgage loans are collateralized by real estate properties primarily located throughout the U.S. As of December 31, 2009, approximately 29%, 15%,

PLA-21

12% and 11% of the collateral properties were located in California, Washington, Texas and Illinois, respectively. As of December 31, 2009, 4% of the collateral properties were located in Canada. There were no defaults during the years ended December 31, 2009, 2008 and 2007. The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2009 and 2008.
5.	DERIVATIVES AND HEDGING ACTIVITIES
The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors and options. In addition, certain insurance products offered by the Company contain features that are accounted for as derivatives.
Accounting for derivatives and hedging activities requires companies to recognize all derivative instruments as either assets or liabilities at fair value in the statements of financial condition. In accordance with accounting for derivatives and hedging activities, the Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.
DERIVATIVES DESIGNATED AS CASH FLOW HEDGES
The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.
Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date at an agreed exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, and Canadian Dollar.
Forward starting interest rate swaps are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to their effective dates.
Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics of certain assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.
When a derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings, and the ineffective portion of changes in the estimated fair value of the derivative is recorded in net realized investment gain (loss). For the years ended December 31, 2009,

PLA-22

2008 and 2007, the Company had net gain of zero, $0.5 million and zero, respectively, reclassified from accumulated other comprehensive income (loss) (AOCI) to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. Over the next twelve months, the Company anticipates that $0.2 million of deferred losses on derivative instruments in AOCI will be reclassified to earnings. For the years ended December 31, 2009, 2008 and 2007, all of the Company’s hedged forecasted transactions were determined to be probable of occurring.
The Company had the following outstanding derivatives designated as cash flow hedges:

	Notional Amount
	December 31,
	2009	2008
	(In Thousands)
Foreign currency interest rate swaps	$7,422	$7,639
Forward starting interest rate swaps	160,000	160,000
Interest rate swaps	10,000	10,000
Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of financial condition. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS
The Company has certain insurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. The changes in the estimated fair value of the derivatives not designated as hedging instruments are recognized in net realized investment gain (loss).
The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions. These variable annuity GLBs are considered embedded derivatives and are recorded in future policy benefits.
The Company had the following outstanding derivatives not designated as hedging instruments:

	Notional Amount
	December 31,
	2009	2008
	(In Thousands)
Variable annuity GLB embedded derivatives	$1,324,047	$838,524
Other	5,468	12,333
FINANCIAL STATEMENT IMPACT

Derivative instruments are recorded in the Company’s statements of financial condition at fair value and are presented as assets or liabilities determined by calculating the net position for each derivative counterparty by legal entity, taking into account income accruals and net cash collateral.

PLA-23

The following table summarizes the gross asset or liability derivative fair value and excludes the impact of offsetting asset and liability positions held with the same counterparty, cash collateral payables and receivables and income accruals. See Note 8.

	Asset Derivatives			Liability Derivatives
	Estimated Fair Value			Estimated Fair Value
	December 31,			December 31,
	2009	2008		2009	2008
	(In Thousands)			(In Thousands)
Derivatives designated as hedging instruments:
Foreign currency interest rate swaps		$1,037	(1)	$361		(1)
Forward starting interest rate swap agreements	$2,340	29,705	(1)
Interest rate swaps	1,043	4,478	(1)

Total derivatives designated as hedging instruments	3,383	35,220		361

Derivatives not designated as hedging instruments:
Other	181		(1)		$296	(4)
Embedded derivatives:
Variable annuity GLB embedded derivatives				24,441	111,609	(2)
Other				260	20	(3)

Total derivatives not designated as hedging instruments	181			24,701	111,925

Total derivatives	$3,564	$35,220		$25,062	$111,925

Location on the statements of financial condition:

(1)	Other investments

(2)	Future policy benefits

(3)	Policyholder account balances

(4)	Other liabilities
Net cash collateral received from counterparties was $1.4 million and $7.0 million as of December 31, 2009 and 2008, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is netted against the estimated fair value of derivatives in other investments or other liabilities. Net cash collateral pledged to counterparties was zero as of December 31, 2009 and 2008. If the net estimated fair value exposure to the counterparty is positive, the amount is reflected in other investments, whereas, if the net estimated fair value exposure to the counterparty is negative, the estimated fair value is included in future policy benefits or other liabilities, depending on the nature of the derivative.

PLA-24

The following table summarizes amounts recorded in the financial statements for derivatives designated as cash flow hedges. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. The amounts presented do not include the periodic net coupon settlements of the derivatives.

	Gain (Loss)			Gain (Loss)				Gain (Loss)
	Recognized in			Reclassified from				Recognized in Income
	OCI on Derivatives			AOCI into Income				on Derivatives
	(Effective Portion)			(Effective Portion)				(Ineffective Portion)
	Years Ended			Years Ended				Years Ended
	December 31,			December 31,				December 31,
	2009	2008	2007	2009	2008	2007		2009	2008	2007
	(In Thousands)			(In Thousands)				(In Thousands)
Derivatives in cash flow hedges:
Foreign currency interest rate swaps	($158)	$127	$493	($1,164)	$1,865	($1,467	) (1)	($76)	$76		(1)
Forward starting interest rate swaps	(27,069)	30,842	947				(1)	(297)	458	($28	) (1)
Interest rate swaps	(3,435)	4,029	413				(1)
Futures				182	182	175	(2)

Total	($30,662)	$34,998	$1,853	($982)	$2,047	($1,292)		($373)	$534	($28)

Location on the statements of operations:
(1)	Net realized investment gain (loss)

(2)	Net investment income
The following table summarizes amounts recorded in net realized investment gain (loss) for derivatives not designated as hedging instruments. Gains and losses include the changes in estimated fair value of the derivatives and amounts realized on terminations. As of December 31, 2009, the Company has no net derivatives positions that have an aggregate market value that is negative and has not posted any collateral.

	Amount of Gain (Loss)
	Recognized in
	Income on Derivatives
	Years Ended December 31,
	2009	2008	2007
	(In Thousands)
Derivatives not designated as hedging instruments:
Foreign currency interest rate swaps			($38)
Interest rate swaps		($245)
Other	($235)	(777)
Embedded derivatives:
Variable annuity GLB embedded derivatives	87,168	(105,035)	(8,111)
Other	(110)	108

Total	$86,823	($105,949)	($8,149)

CREDIT EXPOSURE AND CREDIT RISK RELATED CONTINGENT FEATURES
Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value, net of collateral received, if any. The credit exposure for over the counter derivatives as of December 31, 2009 was $1.9 million. The maximum exposure to any single counterparty was $1.0 million at December 31, 2009.
For all derivative contracts other than GLBs, the Company enters into master agreements that may include a termination event clause associated with the Company’s insurer financial strength ratings. If the Company’s insurer financial strength rating falls

PLA-25

below a specified level, as defined within each counterparty master agreement or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2009, the Company’s insurer financial strength ratings were above the specified level.
If the Company’s insurer financial strength rating were to fall below the next investment grade from its current standing, the counterparties to the derivative instruments could request immediate and ongoing full overnight collateralization on derivative instruments in net liability positions.
As of December 31, 2009, the Company has no net derivative positions that have an aggregate market value that is negative and has not posted any collateral. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the Company’s credit exposure from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.
6.	POLICYHOLDER LIABILITIES
FUTURE POLICY BENEFITS
The detail of the liability for future policy benefits is as follows:

	December 31,
	2009	2008
	(In Thousands)
Structured settlement annuity reserves	$1,272,987	$958,231
Life insurance	25,133	27,027
Variable annuity GLB embedded derivatives	24,441	111,609
Policy benefits payable	1,599	3,040
URR	(3,764)	(1,814)

Total	$1,320,396	$1,098,093

POLICYHOLDER ACCOUNT BALANCES
The detail of the liability for policyholder account balances is as follows:

	December 31,
	2009	2008
	(In Thousands)
Annuity and deposit liabilities	$384,709	$80,436
Variable universal life	16,618	14,963

Total	$401,327	$95,399

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7.	SEPARATE ACCOUNTS AND VARIABLE ANNUITY GUARANTEED BENEFIT FEATURES
The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). These contracts also include various types of guaranteed minimum death benefit (GMDB) and GLB features. For a discussion of certain GLBs accounted for as embedded derivatives, see Note 5.
The GMDBs provide a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals (return of net deposits), (b) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary (anniversary contract value), or (c) the highest of contract value on certain specified dates or total deposits made to the contract less any partial withdrawals plus a minimum return (minimum return).
The guaranteed minimum income benefit (GMIB) is a GLB that provides the contract holder with a guaranteed annuitization value after 10 years. Annuitization value is generally based on deposits adjusted for withdrawals plus a minimum return. In general, the GMIB requires contract holders to invest in an approved asset allocation strategy.
Information in the event of death on the various GMDB features outstanding was as follows (the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

	December 31,
	2009	2008
	($ In Thousands)
Return of net deposits
Separate account value	$1,350,149	$929,593
Net amount at risk (1)	115,257	327,516
Average attained age of contract holders	60 years	59 years

Anniversary contract value
Separate account value	$515,593	$364,416
Net amount at risk (1)	66,516	160,394
Average attained age of contract holders	60 years	59 years
(1) Represents the amount of death benefit in excess of the current account balance as of December 31. Information regarding GMIB features outstanding is as follows:

	December 31,
	2009	2008
	($ In Thousands)
Separate account value	$7,565	$4,882
Average attained age of contract holders	58 years	59 years

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The determination of GMDB and GMIB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following table summarizes the GMDB and GMIB liabilities, which are recorded in future policy benefits, and changes in these liabilities, which are reflected in policy benefits paid or provided:

	December 31,		December 31,
	2009	2008	2009	2008
	GMDB		GMIB
	(In Thousands)		(In Thousands)
Balance, beginning of year	$2,177	$1,120	$87	$15
Changes in reserves	4	1,956	(28)	72
Benefits paid	(2,181)	(899)

Balance, end of year	$0	$2,177	$59	$87

Variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31,
	2009	2008
	(In Thousands)
Asset type
Domestic equity	$724,474	$455,246
International equity	197,291	153,136
Bonds	421,369	309,129
Money market	7,015	12,082

Total separate account value	$1,350,149	$929,593

8.	FAIR VALUE OF FINANCIAL INSTRUMENTS
The Codification’s Fair Value Measurements and Disclosures Topic establishes a hierarchy that prioritizes the inputs of valuation methods used to measure fair value for financial assets and financial liabilities that are carried at fair value. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.
Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments would include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments on inactive markets; and model-derived valuations for which all significant inputs are observable market data. Level 2 instruments include most corporate debt securities and U.S. government and agency mortgage-backed securities that are valued by models using inputs that are derived principally from or corroborated by observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are unobservable. Level 3 instruments include less liquid securities for which significant inputs are not observable in the market, such as highly structured securities and variable annuity GLB embedded derivatives that require significant management assumptions or estimation in the fair value measurement.
This hierarchy requires the use of observable market data when available.

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The following tables present, by fair value hierarchy level, the Company’s financial assets and liabilities that are carried at fair value as of December 31, 2009 and 2008.

				Gross
				Derivatives	Netting
	Level 1	Level 2	Level 3	Fair Value	Adjustments (1)	Total
	(In Thousands)
December 31, 2009:
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$6,331				$6,331
Obligations of states and political subdivisions		84,554				84,554
Foreign government debt		17,238	$5,075			22,313
Corporate securities		1,182,933	149,066			1,331,999
RMBS		78,414	141,346			219,760
CMBS		36,470	14,822			51,292
Other asset-backed securities		10,639				10,639

Total fixed maturity securities		1,416,579	310,309			1,726,888

Perpetual preferred securities		6,454	3,123			9,577
Other securities	$1	1				2

Total other securities	1	6,455	3,123			9,579

Trading securities (2)	47					47
Cash equivalents	79,775					79,775
Other investments			3,051			3,051
Derivatives		3,383	181	$3,564	($361)	3,203
Separate account assets (3)	1,439,696		14,411			1,454,107

Total	$1,519,519	$1,426,417	$331,075	$3,564	($361)	$3,276,650

Liabilities:
Derivatives		$361	$24,701	$25,062	($361)	$24,701

Total		$361	$24,701	$25,062	($361)	$24,701

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	Level 1	Level 2	Level 3	Total
	(In Thousands)
December 31, 2008:
Assets:
U.S. Treasury securities and obligations of U.S. government authorities and agencies		$6,195		$6,195
Obligations of states and political subdivisions		30,062		30,062
Corporate securities		553,430	$181,735	735,165
RMBS		56,734	110,480	167,214
CMBS		34,952		34,952
Other asset-backed securities		8,681		8,681

Total fixed maturity securities		690,054	292,215	982,269

Perpetual preferred securities		6,006	272	6,278
Other equity securities			6	6

Total equity securities		6,006	278	6,284

Cash equivalents	$142,100			142,100
Other investments			2,958	2,958
Derivatives		35,220		35,220
Separate account assets (3)	996,829		10,602	1,007,431

Total	$1,138,929	$731,280	$306,053	$2,176,262

Liabilities:
Derivatives		$296	$111,629	$111,925

Total		$296	$111,629	$111,925

(1)	Netting adjustments represent the impact of offsetting asset and liability positions held with the same counterparty, as permitted by guidance for offsetting in the Codification’s Derivatives and Hedging Topic.

(2)	Trading securities are presented in other investments in the statements of financial condition.

(3)	Separate account assets are measured at fair value. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is reflected in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets as prescribed by guidance in the Codification’s Financial Services – Insurance Topic for accounting and reporting of certain non traditional long-duration contracts and separate accounts. Separate account assets as presented in the table above differ from the amounts presented in the statements of financial condition because cash and receivables for securities are not subject to the guidance under the Codification’s Fair Value Measurements and Disclosures Topic.

PLA-30

FAIR VALUE MEASUREMENT
The Codification’s Fair Value Measurements and Disclosures Topic defines fair value as the price that would be received to sell the asset or paid to transfer the liability at the measurement date. This “exit price” notion is a market-based measurement that requires a focus on the value that market participants would assign for an asset or liability.
The following section describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.
FIXED MATURITY, EQUITY AND TRADING SECURITIES
The fair values of fixed maturity securities available for sale, equity securities available for sale and trading securities are determined by management after considering external pricing sources and internal valuation techniques.
For publicly traded securities with sufficient trading volume, prices are obtained from third-party pricing services. For structured or complex securities that are traded infrequently, prices are obtained from independent brokers or are valued internally using various valuation techniques. Such techniques include matrix model pricing and internally developed models, which incorporate observable market data, where available. Matrix model pricing measures fair value using cash flows, which are discounted using observable market yield curves provided by a major independent data service. The matrix model determines the discount yield based upon significant factors that include the security’s weighted average life and rating.
Where matrix model pricing is not used, particularly for RMBS and other asset-backed securities, other internally derived valuation models are utilized. The inputs used to measure fair value in the internal valuations include, but are not limited to, benchmark yields, issuer spreads, bids, offers, reported trades, and estimated projected cash flows that incorporate significant inputs such as defaults and delinquency rates, severity, subordination, vintage and prepayment speeds.
For non-agency RMBS backed by prime, sub-prime and Alt-A collateral, the Company has determined that there has been a significant decrease in the volume and level of transaction activity indicating the need for a valuation technique not solely based on observable transactions and/or quoted market prices. As permitted by guidance in the Codification’s Fair Value Measurements and Disclosures Topic beginning March 31, 2009, the Company determines the estimated fair value for these assets utilizing an internally developed weighting of valuations derived from internal pricing models and independent pricing services. This approach utilizes multiple valuation techniques incorporating an income approach (maximizing the use of relevant observable inputs and minimizing the use of unobservable inputs) and a market approach (based on data provided by independent pricing services) producing a result more representative of an investment’s fair value as compared to a single valuation technique. The income approach incorporates cash flows for each investment adjusted for expected losses assuming various interest rate and housing price-level scenarios. The adjusted cash flows are discounted using a risk premium that market participants would demand given the risk in the modeled cash flows. The risk premium utilized is reflective of an orderly transaction between market participants under current market conditions and includes considerations such as liquidity and structure risk. These internally generated prices are then reviewed in conjunction with prices obtained from multiple independent pricing services. The internally generated prices are weighted with the prices obtained from independent pricing services, with consideration given to the relative range of values that are most representative of fair value under current conditions. These securities have been classified as Level 3 financial assets.
Prices obtained from independent third-parties are generally evaluated based on the inputs indicated above. The Company’s management analyzes and evaluates these prices and determines whether they are reasonable estimates of fair value. Management’s analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, and development of internal models utilizing observable market data of comparable securities. Based on this analysis, prices received from third-parties may be adjusted if the Company determines that there is a more appropriate fair value based on available market information.
Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the inputs used in determining their fair values are market observable and appropriate. Other externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third-parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3.

PLA-31

CASH EQUIVALENTS
Cash equivalents include, but are not limited to, corporate discount notes and money market mutual funds. The fair value of cash equivalents is measured at amortized cost due to the short-term, highly liquid nature of these securities, which have original maturities of three months or less. These investments are classified as Level 1.
OTHER INVESTMENTS
Other investments include non-marketable equity securities that do not have readily determinable fair values. Certain significant inputs used in determining the fair value of these equities are based on management assumptions or contractual terms with another party that cannot be readily observable in the market. These investments are classified as Level 3 assets.
DERIVATIVE INSTRUMENTS
Derivative instruments are reported at fair value using pricing valuation models, which utilize market data inputs or independent broker quotations. Excluding embedded derivatives, as of December 31, 2009, 99% of derivatives based upon notional values were priced by valuation models, which utilize independent market data. The remaining derivatives were priced by broker quotations. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest swap rates, foreign currency forward and spot rates, and credit spreads and correlations. In accordance with the Codification’s Fair Value Measurements and Disclosures Topic, a credit valuation analysis was performed for all derivative positions to measure the risk that one of the counterparties to the transaction will be unable to perform under the contractual terms (nonperformance risk), and was determined to be immaterial as of December 31, 2009.
The Company performs a monthly analysis on derivative valuations, which includes both quantitative and qualitative analysis. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analyzing the impacts of changes in the market environment, and review of changes in market value for each derivative including those derivatives priced by brokers.
Derivative instruments classified as Level 2 primarily include interest rate, currency and certain credit default swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data.
Derivative instruments classified as Level 3 include embedded derivatives in certain insurance contracts. These derivatives are valued using pricing models, which utilize both observable and unobservable inputs and, to a lesser extent, broker quotations. A derivative instrument containing Level 1 or Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.
The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.
VARIABLE ANNUITY GLB EMBEDDED DERIVATIVES
Fair values for variable annuity GLB and related reinsurance embedded derivatives are calculated based upon significant unobservable inputs using internally developed models because active, observable markets do not exist for those items. As a result, variable annuity GLB embedded derivatives are categorized as Level 3. Below is a description of the Company’s fair value methodologies for these embedded derivatives.
The Company’s fair value is calculated as an aggregation of fair value and additional risk margins including Behavior Risk Margin, Mortality Risk Margin and Credit Standing Adjustment. The resulting aggregation is reconciled or calibrated, if necessary, to market information that is, or may be, available to the Company, but may not be observable by other market participants, including reinsurance discussions and transactions. Each of the components described below are unobservable in the market place and requires subjectivity by the Company in determining their value.

PLA-32

•	Behavior Risk Margin: This component adds a margin that market participants would require for the risk that the Company’s assumptions about policyholder behavior used in the fair value model could differ from actual experience.
•	Mortality Risk Margin: This component adds a margin in mortality assumptions, both for decrements for policyholders with GLBs, and for expected payout lifetimes in guaranteed minimum withdrawal benefits.
•	Credit Standing Adjustment: This component makes an adjustment that market participants would make to reflect the chance that GLB obligations will not be fulfilled (nonperformance risk).
SEPARATE ACCOUNT ASSETS
Separate account assets are primarily invested in mutual funds. Separate account assets are valued in the same manner, and using the same pricing sources and inputs, as the equity securities available for sale of the Company. Mutual funds are included in Level 1. Level 3 assets include any investments where fair value is based on management assumptions or obtained from independent third-parties and fair value measurement inputs are not sufficiently transparent.
LEVEL 3 RECONCILIATION
The tables below present reconciliations of the beginning and ending balances of the Level 3 financial assets and liabilities that have been measured at fair value on a recurring basis using significant unobservable inputs.

					Purchases,
		Total Gains or Losses		Transfers	Sales,
				In and/or	Issuances,		Unrealized
	January 1,	Included in	Included in	Out of	and	December 31,	Gains
	2009	Earnings	OCI	Level 3	Settlements	2009	Still Held (1)
				(In Thousands)
Assets:
Obligations of states and political subdivisions			($472)	($4,528)	$5,000
Foreign governments		$3	722	4,350		$5,075
Corporate securities	$181,735	3,264	7,086	(75,046)	32,027	149,066
RMBS	110,480	514	18,291	14,006	(1,945)	141,346
CMBS			(160)		14,982	14,822

Total fixed maturity securities	292,215	3,781	25,467	(61,218)	50,064	310,309

Perpetual preferred securities	272	(158)	(31)	3,040		3,123
Other securities	6	454	501	(1,550)	589

Total other securities	278	296	470	1,490	589	3,123

Other investments	2,958		93			3,051
Derivatives, net	(111,629)	86,989			120	(24,520)	$86,989
Separate account assets (2)	10,602	1,884			1,925	14,411	2,458

Total	$194,424	$92,950	$26,030	($59,728)	$52,698	$306,374	$89,447

PLA-33

					Purchases,
				Transfers	Sales,
		Total Gains or Losses		In and/or	Issuances,		Unrealized
	January 1,	Included in	Included in	Out of	and	December 31,	Losses
	2008	Earnings	OCI	Level 3	Settlements	2008	Still Held (1)
	(In Thousands)
Assets:
Corporate securities	$95,923	$189	($12,339)	$80,823	$17,139	$181,735
RMBS		(28)	(4,221)	114,212	517	110,480

Total fixed maturity securities	95,923	161	(16,560)	195,035	17,656	292,215

Perpetual preferred securities	1,696	(1,371)	(53)			272
Other securities	64	(50)	(8)			6

Total other securities	1,760	(1,421)	(61)			278

Other investments	2,592	(442)			808	2,958
Derivatives, net	(6,643)	(104,986)				(111,629)	($104,986)
Separate account assets(2)	9,622	(3,278)			4,258	10,602	(3,867)

Total	$103,254	($109,966)	($16,621)	$195,035	$22,722	$194,424	($108,853)

(1)	Represents the net amount of total gains or losses for the period, recorded in earnings, attributable to the change in unrealized gains (losses) relating to assets and liabilities classified as Level 3 were still held as of December 31, 2009 and 2008.

(2)	The realized/unrealized gains (losses) included in net income (loss) for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income (loss) for the Company.
The Company did not have any nonfinancial assets or liabilities measured at fair value on a nonrecurring basis resulting from impairments as of December 31, 2009. The Company has not made any changes in the valuation methodologies for nonfinancial assets and liabilities.
The carrying amount and estimated fair value of the Company’s financial instruments that are not carried at fair value under the Codification’s Financial Instruments Topic are as follows:

	December 31, 2009		December 31, 2008
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
		(In Thousands)
Assets:
Mortgage loans	$226,172	$241,432	$156,185	$161,245
Policy loans	2,489	2,489	2,105	2,105
Other invested assets	7,822	7,896	5,194	7,546
Liabilities:
Annuity and deposit liabilities	384,709	384,709	80,436	80,436
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2009 and 2008:
MORTGAGE LOANS
The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

PLA-34

POLICY LOANS
The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.
OTHER INVESTED ASSETS
Included in other invested assets are private equity investments in which the estimated fair value of private equity investments is based on the ownership percentage of the underlying equity of the investments.
ANNUITY AND DEPOSIT LIABILITIES
The estimated fair value of annuity and deposit liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.
9.	OTHER COMPREHENSIVE INCOME (LOSS)
The Company displays comprehensive income (loss) and its components on the statements of equity. Unrealized gains and losses on derivatives and securities available for sale are the only components of OCI. The disclosure of the gross components of OCI and related taxes are as follows:

	Years Ended December 31,
	2009	2008	2007
		(In Thousands)
Gross holding gain (loss):
Securities available for sale	$133,771	($114,644)	($20,178)
Derivatives	(30,662)	34,998	1,853
Income tax (expense) benefit	(36,088)	27,877	6,414
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	(3,432)	6,696	4,494
Derivatives	(275)	(182)	(175)
Income tax expense (benefit)	1,265	(2,280)	(1,512)
Allocation of holding (gain) loss to DAC	(3,686)	747	(411)
Allocation of holding loss to future policy benefits	524	122
Income tax expense (benefit)	1,107	(305)	144
Cumulative effect of adoption of new accounting principle	(1,985)
Income tax expense	695

Total OCI, net	$61,234	($46,971)	($9,371)

PLA-35

10.	INCOME TAXES
The provision (benefit) for income taxes is as follows:

	Years Ended December 31,
	2009	2008	2007
		(In Thousands)
Current	$6,123	($11,148)	$773
Deferred	24,164	(20,796)	4,605

Provision (benefit) for income taxes from continuing operations	30,287	(31,944)	5,378
Benefit from income taxes from discontinued operations	(11)	(167)	(522)

Total	$30,276	($32,111)	$4,856

A reconciliation of the provision (benefit) for income taxes from continuing operations based on the Federal corporate statutory tax rate of 35% to the provision (benefit) for income taxes from continuing operations reflected in the statements of operations is as follows:

	Years Ended December 31,
	2009	2008	2007
		(In Thousands)
Provision (benefit) for income taxes at the statutory rate	$33,613	($29,293)	$8,004
Separate account dividends received deduction	(2,593)	(2,573)	(2,290)
Nontaxable investment income	(715)	(744)	(526)
Other	(18)	666	190

Provision (benefit) for income taxes from continuing operations	$30,287	($31,944)	$5,378

During the years ended December 31, 2009, 2008 and 2007, the Company paid an insignificant amount of interest and penalties to state tax authorities.

PLA-36

The net deferred tax (liability) asset included in other liabilities and other assets as of December 31, 2009 and 2008, respectively, is comprised of the following tax effected temporary differences:

	December 31,
	2009	2008
	(In Thousands)
Deferred tax assets:
Investment valuation	$13,525	$49,022
Policyholder reserves	938
Tax net operating loss carryforward		34,491

Total deferred tax assets	14,463	83,513

Deferred tax liabilities:
DAC	(19,072)	(26,138)
Partnership income	(6,119)	(6,097)
Hedging	(3,295)	(3,310)
Policyholder reserves		(36,875)
Other	(172)	(429)

Total deferred tax liabilities	(28,658)	(72,849)

Deferred tax asset (liability) from continuing operations, net	(14,195)	10,664
Deferred taxes on cumulative change in accounting principle	801	106
Deferred taxes on other comprehensive income	(14,424)	19,292

Net deferred tax asset (liability)	($27,818)	$30,062

The tax net operating loss carryforwards relate to Federal tax losses incurred in 2008 with a 15-year carryforward.
The Codification’s Income Taxes Topic requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.
PMHC and its subsidiaries file income tax returns in U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS has completed audits of PMHC’s tax returns through the tax years ended December 31, 2005 and has commenced audits for tax years 2006, 2007 and 2008. The State of California recently concluded audits for tax years 2003 and 2004 without a material assessment. The Company does not expect the Federal and state audits to result in any material assessments.

PLA-37

11.	SEGMENT INFORMATION
The Company has three operating segments: Investment Management, Annuities and Life Insurance. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in the Corporate and Other segment.
The Investment Management segment provides structured settlement annuities issued in conjunction with personal injury awards through a nationwide network of brokers. Effective January 1, 2010, the Investment Management segment’s products were moved into the Annuities segment of the Company.
The Annuities segment’s principal products include variable and fixed annuities and are offered through multiple distribution sources. Distribution channels include independent planners, financial institutions and national/regional wirehouses.
The Life Insurance segment provides life insurance products through multiple distribution channels operating in the upper income and corporate markets. Principal products include UL, VUL, and term life. Distribution channels include regional life offices, broker-dealer firms, wirehouses and M Financial, an association of independently owned and operated insurance and financial producers.
The Corporate and Other segment primarily includes investment income, expenses and assets not attributable to the operating segments. The Corporate and Other segment also includes the elimination of intersegment transactions. The group insurance business is included in the Corporate and Other segment as discontinued operations (Note 3).
The Company uses the same accounting policies and procedures to measure segment net income (loss) and assets as it uses to measure its net income (loss) and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision (benefit) for income taxes is allocated based on each segment’s actual tax provision (benefit).
The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.
The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2009 and 2008, the Company had foreign investments with an estimated fair value of $282.2 million and $156.8 million, respectively. Revenues derived from any customer did not exceed 10% of total revenues for the years ended December 31, 2009, 2008 and 2007.

PLA-38

The following is segment information as of and for the year ended December 31, 2009:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total
REVENUES	(In Thousands)
Insurance premiums	$346,958		$3,342		$350,300
Policy fees	3,179	$17,426	16,834		37,439
Net investment income	79,727	6,769	2,155	$5,470	94,121
Net realized investment gain (loss)	3,613	94,838	(719)	75	97,807
OTTIs				(504)	(504)
Other income	51	3	454		508

Total revenues	433,528	119,036	22,066	5,041	579,671

BENEFITS AND EXPENSES
Policy benefits	401,186	(23)	3,719		404,882
Interest credited		6,335	817		7,152
Commission expenses	13,562	32,290	5,083		50,935
Operating expenses	4,031	13,527	1,709	1,398	20,665

Total benefits and expenses	418,779	52,129	11,328	1,398	483,634

Income from continuing operations before provision for income taxes	14,749	66,907	10,738	3,643	96,037
Provision for income taxes	5,162	21,088	3,571	466	30,287

Income from continuing operations	9,587	45,819	7,167	3,177	65,750
Discontinued operations, net of taxes				(23)	(23)

Net income	$9,587	$45,819	$7,167	$3,154	$65,727

Total assets	$1,412,660	$1,883,206	$186,626	$204,280	$3,686,772
DAC	2,022	75,690	12,356		90,068
Separate account assets		1,350,331	103,881		1,454,212
Policyholder and contract liabilities	1,272,987	409,439	39,297		1,721,723
Separate account liabilities		1,350,331	103,881		1,454,212

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The following is segment information as of and for the year ended December 31, 2008:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total
REVENUES	(In Thousands)
Insurance premiums	$239,448		$3,286		$242,734
Policy fees	4,026	$17,908	15,153		37,087
Net investment income	55,025	1,775	1,879	$16,837	75,516
Net realized investment gain (loss)	918	(100,743)	(16)	(570)	(100,411)
OTTIs	(3,685)		(1,784)	(3,112)	(8,581)
Other income	43	(66)	638		615

Total revenues	295,775	(81,126)	19,156	13,155	246,960

BENEFITS AND EXPENSES
Policy benefits	282,674	2,027	6,620		291,321
Interest credited		3,659	615		4,274
Commission expenses	10,109	3,960	6,934		21,003
Operating expenses	3,315	5,808	3,771	1,163	14,057

Total benefits and expenses	296,098	15,454	17,940	1,163	330,655

Income (loss) from continuing operations before provision (benefit) for income taxes	(323)	(96,580)	1,216	11,992	(83,695)
Provision (benefit) for income taxes	(464)	(35,958)	412	4,066	(31,944)

Income (loss) from continuing operations	141	(60,622)	804	7,926	(51,751)
Discontinued operations, net of taxes				(300)	(300)

Net income (loss)	$141	($60,622)	$804	$7,626	($52,051)

Total assets	$1,006,093	$1,091,939	$150,963	$309,224	$2,558,219
DAC	2,141	78,581	14,442		95,164
Separate account assets		929,785	79,712		1,009,497
Policyholder and contract liabilities	958,231	194,547	40,714		1,193,492
Separate account liabilities		929,785	79,712		1,009,497

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The following is segment information for the year ended December 31, 2007:

	Investment		Life	Corporate
	Management	Annuities	Insurance	and Other	Total
REVENUES	(In Thousands)
Insurance premiums	$166,392		$163		$166,555
Policy fees	1,828	$15,034	7,211		24,073
Net investment income	43,891	2,755	1,367	$25,141	73,154
Net realized investment loss	(1,440)	(4,469)		(639)	(6,548)
OTTIs	(2,917)				(2,917)
Other income	37	2,545	87	119	2,788

Total revenues	207,791	15,865	8,828	24,621	257,105

BENEFITS AND EXPENSES
Policy benefits	201,378	351	1,359		203,088
Interest credited		3,539	441		3,980
Commission expenses	6,737	6,871	1,742		15,350
Operating expenses	2,564	6,728	13	2,512	11,817

Total benefits and expenses	210,679	17,489	3,555	2,512	234,235

Income (loss) from continuing operations before provision (benefit) for income taxes	(2,888)	(1,624)	5,273	22,109	22,870
Provision (benefit) for income taxes	(1,119)	(2,654)	1,565	7,586	5,378

Income (loss) from continuing operations	(1,769)	1,030	3,708	14,523	17,492
Discontinued operations, net of taxes				(70)	(70)

Net income (loss)	($1,769)	$1,030	$3,708	$14,453	$17,422

12.	TRANSACTIONS WITH AFFILIATES
Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement and product contract services under a separate services agreement. Amounts charged by Pacific Life to the Company for these services were $16.2 million, $15.2 million and $16.5 million for the years ended December 31, 2009, 2008 and 2007, respectively.
On May 1, 2007, Pacific Life and the Company formed a two member limited liability company, Pacific Life Fund Advisors LLC (PLFA), which became the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. Prior to May 1, 2007, Pacific Life served in this capacity and the Company provided certain investment options and other administrative services under a services agreement for which the Company earned a service fee from Pacific Life. PLFA is owned 99% by Pacific Life and 1% by the Company.
Prior to May 1, 2007, service fees earned by the Company of $2.6 million and related expenses of $0.7 million under the administrative services agreement described above were recorded in other income and operating expenses, respectively. Subsequent to May 1, 2007, these revenues and expenses are being recorded at either PLFA or Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life and distributor of the Company’s variable life insurance and variable annuity products. Earnings from PLFA to the Company, included in net investment income, for the years ended December 31, 2009 and 2008 and the period May 1, 2007 to December 31, 2007, amounted to $2.0 million, $2.1 million and $1.3 million, respectively.

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Revenues earned by PSD are passed onto the Company as a reduction of commission expense paid to PSD on the Company’s variable annuity and variable life insurance products. Commission expense reductions amounted to $2.2 million, $2.2 million and $1.4 million for the years ended December 31, 2009 and 2008 and the period May 1, 2007 to December 31, 2007, respectively.
The Company has an agreement with Pacific Life to borrow up to $20 million at variable interest rates. The Company did not utilize this borrowing facility during 2009 and 2008.
During 2008, the Company transferred $5.6 million of deferred compensation and postretirement liabilities to Pacific Life that related to the group insurance employees (Note 3).
13.	DEBT
The Company maintains a $40 million reverse repurchase line of credit with a commercial bank. These borrowings are at variable rates of interest based on collateral and market conditions. There was no debt outstanding in connection with this line of credit as of December 31, 2009 and 2008.
The Company is a member of the FHLB. The Company is eligible to borrow from the FHLB amounts based on a percentage of statutory capital and surplus and could borrow amounts up to $102.8 million. Of this amount, half, or $51.4 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. As of December 31, 2009 and 2008, the Company had no debt outstanding with the FHLB.
14.	COMMITMENTS AND CONTINGENCIES
COMMITMENTS
The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments for $12.5 million during the year ending December 31, 2010.
The Company leased office facilities under various noncancelable operating leases prior to the sale of the group insurance business (Note 3). Substantially all operating leases were transferred to the buyer. The Company is contingently liable until March 31, 2013 for certain future rent and expense obligations, not to exceed $15 million, related to one of these leases. Rent expense, which was included in discontinued operations, was zero for the year ended December 31, 2009 and insignificant for the years ended December 31, 2008 and 2007.
CONTINGENCIES — LITIGATION
The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s financial statements.
CONTINGENCIES — IRS REVENUE RULING
On August 16, 2007, the IRS issued Revenue Ruling 2007-54, which provided the IRS’ interpretation of tax law regarding the computation of the separate account Dividends Received Deduction (DRD). On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54 and indicated the IRS would address the proper interpretation of tax law in a regulation project that is on the IRS’ priority guidance plan. Although no guidance has been issued, if the IRS ultimately adopts the interpretation contained in Revenue Ruling 2007-54, the Company could lose a substantial amount of DRD tax benefits, which could have a material adverse effect on the Company’s financial statements.

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CONTINGENCIES — OTHER
In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the Company’s financial statements.
Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.
See Note 5 for discussion of contingencies related to derivative instruments.

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